Exhibit 10.12

EXECUTION VERSION

TERM LOAN AGREEMENT

dated as of

September 23, 2015

between

GENOMEDX BIOSCIENCES INC.

as Borrower,

The SUBSIDIARY GUARANTORS from Time to Time Party Hereto,

CRG PARTNERS III L.P., CRG PARTNERS III – PARALLEL FUND “A” L.P. and

CRG PARTNERS III (CAYMAN) L.P.

as Lenders, and

CRG PARTNERS III L.P. as Agent on behalf of the Lenders

Up to U.S. $25,000,000

		Page

SECTION 1	DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1

1.01	Certain Defined Terms . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1

1.02	Accounting Terms and Principles . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	21

1.03	Interpretation . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	22

1.04	Changes to GAAP . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	22

SECTION 2	THE COMMITMENT . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23

2.01	Commitments . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23

2.02	Borrowing Procedures . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23

2.03	Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23

2.04	Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23

2.05	Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23

2.06	Defaulting Lenders . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23

2.07	Substitution of Lenders . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	24

2.08	Non-Disturbance Agreements . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25

SECTION 3	PAYMENTS OF PRINCIPAL AND INTEREST . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25

3.01	Repayment . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25

3.02	Interest . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	26

3.03	Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	27

SECTION 4	PAYMENTS, ETC . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	29

4.01	Payments . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	29

4.02	Computations . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30

4.03	Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30

4.04	Set-Off . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30

SECTION 5	YIELD PROTECTION, ETC . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30

5.01	Additional Costs . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30

5.02	Illegality . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	31

5.03	Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	32

SECTION 6	CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35

6.01	Conditions to the First Borrowing . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35

6.02	Conditions to Second Borrowing . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	37

6.03	Conditions to Third Borrowing . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	38

6.04	Conditions to Each Borrowing . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	38

(continued)

		Page

SECTION 7	REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	39

7.01	Power and Authority . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	39

7.02	Authorization; Enforceability . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	39

7.03	Governmental and Other Approvals; No Conflicts . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	39

7.04	Financial Statements; Material Adverse Change . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	40

7.05	Properties . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	40

7.06	No Actions or Proceedings . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	43

7.07	Compliance with Laws and Agreements . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	44

7.08	Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	44

7.09	Full Disclosure . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	44

7.10	Regulation . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	44

7.11	Solvency . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	44

7.12	Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	44

7.13	Indebtedness and Liens . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	45

7.14	Material Agreements . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	45

7.15	Restrictive Agreements . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	45

7.16	Real Property . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	45

7.17	Pension Matters . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	46

7.18	Collateral; Security Interest . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	46

7.19	Regulatory Approvals . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	46

7.20	Update of Schedules . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	46

7.21	Canadian Pension or Benefit Plans . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	47

SECTION 8	AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	47

8.01	Financial Statements and Other Information . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	47

8.02	Notices of Material Events . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	49

8.03	Existence; Conduct of Business . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	51

8.04	Payment of Obligations . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	51

8.05	Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	51

8.06	Books and Records; Inspection Rights . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	52

8.07	Compliance with Laws and Other Obligations . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	52

8.08	Maintenance of Properties, Etc . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	52

8.09	Licenses . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	53

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8.10	Action under Environmental Laws . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	53

8.11	Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	53

8.12	Certain Obligations Respecting Subsidiaries; Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	53

8.13	Termination of Non-Permitted Liens . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55

8.14	Intellectual Property . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55

8.15	Board Observer Seat . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55

8.16	Post-Closing Items . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55

SECTION 9	NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	56

9.01	Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	56

9.02	Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	58

9.03	Fundamental Changes and Acquisitions . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	59

9.04	Lines of Business . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	60

9.05	Investments . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	60

9.06	Restricted Payments . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	61

9.07	Payments of Indebtedness . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	62

9.08	Change in Fiscal Year . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	62

9.09	Sales of Assets, Etc . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	62

9.10	Transactions with Affiliates . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	63

9.11	Restrictive Agreements . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	64

9.12	Termination of Material Agreements . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	64

9.13	Operating Leases . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	64

9.14	Sales and Leasebacks . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	64

9.15	Hazardous Material . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	65

9.16	Accounting Changes . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	65

9.17	Compliance with ERISA . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	65

9.18	Canadian Benefit Plans . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	65

9.19	HSBC Bank Canada . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	65

9.20	Preferred Share Issuances . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	65

SECTION 10	FINANCIAL COVENANTS . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	65

10.01	Minimum Liquidity . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	65

10.02	Minimum Revenue . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	66

10.03	Cure Right . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	66

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SECTION 11	EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	67

11.01	Events of Default . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	67

11.02	Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	70

SECTION 12	MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	71

12.01	No Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	71

12.02	Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	71

12.03	Expenses, Indemnification, Etc . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	71

12.04	Amendments, Etc . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	72

12.05	Successors and Assigns . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	73

12.06	Survival . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	75

12.07	Captions . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	76

12.08	Counterparts . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	76

12.09	Governing Law . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	76

12.10	Jurisdiction, Service of Process and Venue . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	76

12.11	Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	76

12.12	Waiver of Immunity . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	77

12.13	Entire Agreement . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	77

12.14	Severability . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	77

12.15	No Fiduciary Relationship . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	77

12.16	Confidentiality . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	77

12.17	USA PATRIOT Act . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	77

12.18	Maximum Rate of Interest . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	78

12.19	Certain Waivers . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	78

12.20	Releases of Guarantees and Liens . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	79

12.21	Judgment Currency . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	80

SECTION 13	GUARANTEE . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	80

13.01	The Guarantee . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	80

13.02	Obligations Unconditional . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	80

13.03	Reinstatement . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	81

13.04	Subrogation . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	81

13.05	Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	81

13.06	Instrument for the Payment of Money . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	82

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13.07	Continuing Guarantee . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	82

13.08	Rights of Contribution . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	82

13.09	General Limitation on Guarantee Obligations . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	83

SECTION 14	THE AGENT . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	83

14.01	Appointment and Authority . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	83

14.02	Rights as a Lender . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	83

14.03	Exculpatory Provisions . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	83

14.04	Reliance by Agent . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	84

14.05	Delegation of Duties . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	85

14.06	Resignation of Agent . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	85

14.07	Non-Reliance on Agent and Other Lenders . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	86

14.08	Agent May File Proofs of Claim . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	86

14.09	Collateral and Guaranty Matters . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	87

SCHEDULES AND EXHIBITS

Schedule 1	-	Commitments
Schedule 7.05(b)	-	Certain Intellectual Property
Schedule 7.05(c)	-	Material Intellectual Property
Schedule 7.06	-	Certain Litigation
Schedule 7.08	-	Taxes
Schedule 7.12	-	Information Regarding Subsidiaries
Schedule 7.13(a)	-	Existing Indebtedness of Borrower and its Subsidiaries
Schedule 7.13(b)	-	Liens Granted by the Obligors
Schedule 7.14	-	Material Agreements of Obligors
Schedule 7.15	-	Restrictive Agreements
Schedule 7.16	-	Real Property Owned or Leased by Borrower or any Subsidiary
Schedule 7.17	-	Pension Matters
Schedule 7.18	-	Filings Required in Connection with Security Documents
Schedule 9.05	-	Existing Investments
Schedule 9.10	-	Transactions with Affiliates
Schedule 9.14	-	Permitted Sales and Leasebacks

Exhibit A	-	Form of Guarantee Assumption Agreement
Exhibit B	-	Form of Notice of Borrowing
Exhibit C-1	-	Form of Term Loan Note
Exhibit C-2	-	Form of PIK Loan Note
Exhibit D	-	Form of U.S. Tax Compliance Certificate
Exhibit E	-	Form of Compliance Certificate
Exhibit F	-	Opinion Request

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(continued)

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Exhibit G	-	Form of Landlord Consent
Exhibit H	-	Form of Subordination Agreement
Exhibit I	-	Form of Intercreditor Agreement

-vi-

TERM LOAN AGREEMENT (this “Agreement”), dated as of September 23, 2015 (the “Closing Date”), among GENOMEDX BIOSCIENCES INC., a company incorporated in British Columbia, Canada (“Borrower”), the SUBSIDIARY GUARANTORS from time to time party hereto, the Lenders from time to time party hereto and CRG PARTNERS III L.P. as administrative and collateral agent for the Lenders hereunder (in such capacity, the “Agent”).

WITNESSETH:

Borrower has requested the Lenders to make term loans to Borrower, and the Lenders are prepared to make such loans on and subject to the terms and conditions hereof. Accordingly, the parties agree as follows:

SECTION 1

DEFINITIONS

1.01 Certain Defined Terms. As used herein, the following terms have the following respective meanings:

“Accounting Change Notice” has the meaning set forth in Section 1.04(a).

“Act” has the meaning set forth in Section 12.17.

“Acquisition” means any transaction, or any series of related transactions, by which any Person directly or indirectly, by means of a take-over bid, tender offer, amalgamation, merger, purchase of assets, or similar transaction having the same effect as any of the foregoing, (a) acquires any business or all or substantially all of the assets of any Person engaged in any business, (b) acquires control of securities of a Person engaged in a business representing more than 50% of the ordinary voting power for the election of directors or other governing body if the business affairs of such Person are managed by a board of directors or other governing body, or (c) acquires control of more than 50% of the ownership interest in any Person engaged in any business that is not managed by a board of directors or other governing body.

“Affected Lender” has the meaning set forth in Section 2.07(a).

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent” has the meaning set forth in the introduction hereto.

“Agreed Currency” has the meaning set forth in Section 12.21.

“Agreement” has the meaning set forth in the introduction hereto.

“Asset Sale” is defined in Section 9.09.

“Asset Sale Net Proceeds” means the aggregate amount of the cash proceeds received from any Asset Sale plus, with respect to any non-cash proceeds (other than future rights to receive cash) of an Asset Sale, the fair market value of such non cash proceeds as reasonably determined by the Majority Lenders in accordance with GAAP, in each case, net of any bona fide costs incurred and taxes paid in connection with such Asset Sale.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee of such Lender.

“Bankruptcy Code” means Title II of the United States Code entitled “Bankruptcy.”

“Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA (whether governed by the laws of the United States or otherwise) to which any Obligor or Subsidiary thereof incurs or otherwise has any obligation or liability, contingent or otherwise.

“Borrower” has the meaning set forth in the introduction hereto.

“Borrower Lease” means (i) the Lease dated as of September 25, 2014 by and between GenomeDx Biosciences Corp. as lessee and Torrey Pines Science Center Limited Partnership, a Delaware limited partnership as lessor for the premises located at 10355 Science Center Drive, Suite 240, San Diego, CA 92121, (ii) the Lease Agreement dated as of September 16, 2014 by and between the Borrower as lessee and 3959 Investments Ltd., as Lessor for the premises located at 1038 Homer Street, Vancouver, BC V6B 2W9, and (iii) each other lease agreement relating to real estate leased by the Borrower and its Subsidiaries as set forth on Schedule 7.16.

“Borrower Party” has the meaning set forth in Section 12.03(b).

“Borrowing” means a borrowing consisting of Loans made on the same day by the Lenders according to their respective Commitments (including without limitation a borrowing of a PIK Loan).

“Borrowing Date” means the date of a Borrowing.

“Borrowing Notice Date” means, (i) in the case of the first Borrowing, a date that is at least twelve Business Days (or such shorter period as shall be acceptable to Lenders) prior to the Borrowing Date of such Borrowing and, (ii) in the case of a subsequent Borrowing, a date that is at least twenty Business Days (or such shorter period as shall be acceptable to Lenders) prior to the Borrowing Date of such Borrowing.

“Business Day” means a day (other than a Saturday or Sunday) on which commercial banks are not authorized or required to close in New York City or Vancouver.

“Canadian Benefit Plans” means all plans, arrangements, agreements, programs, policies, practices or undertakings, whether oral or written, formal or informal, funded or unfunded, insured or uninsured, registered or unregistered, to which an Obligor or any of its Subsidiaries is a party or bound or in which their employees participate or under which an Obligor or any of its Subsidiaries has, or will have, any liability or contingent liability, or pursuant to which payments are made, or benefits are provided to, or an entitlement to payments or benefits may arise with respect to, any of their employees or former employees, their directors or officers, individuals working on contract with an Obligor or any of its Subsidiaries or other individuals providing services to an Obligor or any of its Subsidiaries of a kind normally provided by employees (or any spouses, dependents, survivors or beneficiaries of any such persons).

“Canadian Pension Plans” means all Canadian Benefit Plans which are required to be registered under Canadian provincial or federal pension benefits standards legislation.

“Canadian Security Agreement” means the Canadian Security Agreement, dated as of the date hereof, among the Borrower, the Canadian Subsidiaries from time to time party thereto, the Lenders and the Agent, granting a security interest in such Obligor’s personal Property in favor of the Agent for its own benefit and for the ratable benefit of the Lenders.

“Canadian Subsidiary” means any Subsidiary that is a corporation, limited liability company, partnership or similar business entity incorporated, formed or organized under the laws of Canada, or any province or territory of Canada.

“Capital Lease Obligations” means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

“Change of Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group of Persons acting jointly or otherwise in concert of capital stock representing more than 50% (or after a Qualified IPO, 25%) of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Borrower, (b) during any period of twelve (12) consecutive calendar months, the occupation of a majority of the seats (other than vacant seats) on the board of directors of Borrower by Persons who were neither (i) nominated by the board of directors of Borrower, nor (ii) appointed by directors so nominated, or (c) the acquisition of direct or indirect Control of Borrower by any Person or group of Persons acting jointly or otherwise in concert; in each case whether as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; provided however, that the occurrence of a Qualified IPO shall not be deemed a Change of Control event.

“Claims” includes claims, demands, complaints, grievances, actions, applications, suits, causes of action, orders, charges, indictments, prosecutions, informations (brought by a public prosecutor without grand jury indictment) or other similar processes, assessments or reassessments.

“Closing Date” has the meaning set forth in the introduction hereto.

“Closing Expense Cap” has the meaning set forth in the Fee Letter.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Collateral” means any Property in which a Lien is purported to be granted under any of the Security Documents (or all such Property, as the context may require).

“Commitment” means, with respect to each Lender, the obligation of such Lender to make Loans to Borrower in accordance with the terms and conditions of this Agreement, which commitment is in the amount set forth opposite such Lender’s name on Schedule 1 under the caption “Commitment”, as such Schedule may be amended from time to time. The aggregate Commitments on the date hereof equal $25,000,000. For purposes of clarification, the amount of any PIK Loans shall not reduce the amount of the available Commitment.

“Commitment Period” means the period from and including the first date on which all of the conditions precedent set forth in Section 6.01 have been satisfied (or waived by the Lenders) and through and including September 27, 2016.

“Commodity Account” is defined in the Security Agreement or the Canadian Security Agreement, as applicable.

“Compliance Certificate” has the meaning given to such term in Section 8.01(d).

“Contracts” means contracts, licenses, leases, agreements, obligations, promises, undertakings, understandings, arrangements, documents, commitments, entitlements or engagements under which a Person has, or will have, any liability or contingent liability (in each case, whether written or oral, express or implied).

“Control” means, in respect of a particular Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Foreign Corporation” means a “controlled foreign corporation” as defined in the Code.

“Copyright” is defined in the Security Agreement or the Canadian Security Agreement, as applicable.

“Cure Amount” has the meaning set forth in Section 10.03(a).

“Cure Right” has the meaning set forth in Section 10.03(a).

“Default” means any Event of Default and any event that, upon the giving of notice, the lapse of time or both, would constitute an Event of Default.

“Defaulting Lender” means, subject to Section 2.06, any Lender that (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans, within three (3) Business Days of the date required to be funded by it hereunder, (b) has notified Borrower or any Lender that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, or (c) has, or has a direct or indirect parent company that has, (i) become the subject of an Insolvency Proceeding, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority.

“Deposit Account” is defined in the Security Agreement or the Canadian Security Agreement, as applicable.

“Dollars” and “$” means lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary that is a corporation, limited liability company, partnership or similar business entity incorporated, formed or organized under the laws of the United States, any State of the United States or the District of Columbia.

“Eligible Transferee” means and includes a commercial bank, an insurance company, a finance company, a financial institution, any investment fund that invests in loans or any other “accredited investor” (as defined in Regulation D of the Securities Act) that is principally in the business of managing investments or holding assets for investment purposes; provided that so long as no Event of Default has occurred and is continuing, “Eligible Transferee” shall not include any Person that (a) produces, markets or sells, or develops a program to market or sell, a product in direct competition with the Borrower or (b) is a vulture or distressed debt fund as determined by the transferring Lender in its reasonable discretion.

“Environmental Law” means any federal, state, provincial, territorial or local governmental law, rule, regulation, order, writ, judgment, injunction or decree relating to pollution or protection of the environment or the treatment, storage, disposal, release, threatened release or handling of hazardous materials, and all local laws and regulations related to environmental matters and any specific agreements entered into with any competent authorities which include commitments related to environmental matters.

“Equity Cure Right” has the meaning set forth in Section 10.03(a).

“Equity Interest” shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, but excluding debt securities convertible or exchangeable into such equity.

“Equivalent Amount” means, with respect to an amount denominated in one currency, the amount in another currency that could be purchased by the amount in the first currency determined by reference to the Exchange Rate at the time of determination.

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as

amended.

“ERISA Affiliate” means, collectively, any Obligor, Subsidiary thereof, and any Person under common control, or treated as a single employer, with any Obligor or Subsidiary thereof, within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“ERISA Event” means (i) a reportable event as defined in Section 4043 of ERISA with respect to a Title IV Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; (ii) the applicability of the requirements of Section 4043(b) of ERISA with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, to any Title IV Plan where an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such plan within the following 30 days; (iii) a withdrawal by any Obligor or any ERISA Affiliate thereof from a Title IV Plan or the termination of any Title IV Plan resulting in liability under Sections 4063 or 4064 of ERISA; (iv) the withdrawal of any Obligor or any ERISA Affiliate thereof in a complete or partial withdrawal (within the meaning of Section 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefore, or the receipt by any Obligor or any ERISA Affiliate thereof of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA; (v) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Title IV Plan or Multiemployer Plan; (vi) the imposition of liability on any Obligor or any ERISA Affiliate thereof pursuant to Sections 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the failure by any Obligor or any ERISA Affiliate thereof to make any required contribution to a Plan, or the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Title IV Plan (whether or not waived in accordance with Section 412(c) of the Code) or the failure to make by its due date a required installment under Section 430 of the Code with respect to any Title IV Plan or the failure to make any required contribution to a Multiemployer Plan; (viii) the determination that any Title IV Plan is considered an at-risk plan or a plan in endangered to critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (ix) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan; (x) the imposition of any liability under Title I or Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Obligor or any ERISA Affiliate thereof; (xi) an application for a funding waiver under Section 303 of ERISA or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Title IV Plan; (xii) the occurrence of a non-exempt prohibited transaction under Sections 406 or 407 of ERISA for which any Obligor or any Subsidiary thereof may be directly or indirectly liable; (xiii) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by any fiduciary or disqualified person for which any Obligor or any ERISA Affiliate thereof may be directly or indirectly liable; (xiv) the occurrence of an act or omission which would give rise to the imposition on any Obligor or any ERISA Affiliate thereof of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Sections 409, 502(c), (i) or (1) or 4071 of ERISA; (xv) the assertion of a material claim (other than routine claims for benefits) against any Plan or the assets thereof, or against any

Obligor or any Subsidiary thereof in connection with any such plan; (xvi) receipt from the IRS of notice of the failure of any Qualified Plan to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Qualified Plan to fail to qualify for exemption from taxation under Section 501(a) of the Code; (xvii) the imposition of any lien (or the fulfillment of the conditions for the imposition of any lien) on any of the rights, properties or assets of any Obligor or any ERISA Affiliate thereof, in either case pursuant to Title I or IV, including Section 302(f) or 303(k) of ERISA or to Section 401(a)(29) or 430(k) of the Code; or (xviii) the establishment or amendment by any Obligor or any Subsidiary thereof of any “welfare plan”, as such term is defined in Section 3(1) of ERISA, that provides post-employment welfare benefits in a manner that would increase the liability of any Obligor other than those benefits required under the Consolidated Omnibus Budget Reconciliation Act.

“ERISA Funding Rules” means the rules regarding minimum required contributions (including any installment payment thereof) to Title IV Plans, as set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Event of Default” has the meaning set forth in Section 11.01.

“Exchange Rate” means the rate at which any currency (the “Pre-Exchange Currency”) may be exchanged into another currency (the “Post-Exchange Currency”), as set forth on such date on the relevant Reuters screen at or about 11:00 a.m. (Central time) on such date. In the event that such rate does not appear on the Reuters screen, the “Exchange Rate” with respect to exchanging such Pre-Exchange Currency into such Post-Exchange Currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by Borrower and the Majority Lenders or, in the absence of such agreement, such Exchange Rate shall instead be determined by the Majority Lenders by any reasonable method as they deem applicable to determine such rate, and such determination shall be conclusive absent manifest error.

“Excluded Accounts” shall have such meaning as set forth in the Security Agreement or the Canadian Security Agreement, as applicable.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax, (b) Other Connection Taxes, (c) U.S. federal withholding Taxes that are imposed on amounts payable to a Lender to the extent that the obligation to withhold amounts existed on the date that (i) such Lender became a “Lender” under this Agreement or (ii) such Lender changes its lending office, except in each case to the extent such Lender is a direct or indirect assignee of any other Lender that was entitled, at the time the assignment of such other Lender became effective, to receive additional amounts under Section 5.03 or such Lender was entitled to receive additional amounts under Section 5.03 immediately before it changed its lending office, (d) any Taxes imposed in connection with FATCA, and (e) Taxes attributable to such Recipient’s failure to comply with Section 5.03(e).

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations promulgated thereunder or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Fee Letter” means that fee letter agreement dated as of the date hereof between Borrower and the Lenders party thereto.

“First-Tier Foreign Subsidiary” means a Foreign Subsidiary that is a direct Subsidiary of Borrower, Borrower’s Domestic Subsidiaries and Borrower’s Canadian Subsidiaries.

“Foreign Lender” means a Lender that is not a U.S. Person.

“Foreign Subsidiary” means a Subsidiary of Borrower that is not a Domestic Subsidiary or a Canadian Subsidiary.

“Funding Indemnity Letter” means the letter agreement between the Borrower and the Lenders to be entered into not later than twelve Business Days prior to the Borrowing Date of the first Borrowing pursuant to which the Borrower agrees to indemnify the Lenders for costs relating to capital calls made by the Lenders to fund the Loans on the first Borrowing Date.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time, set forth in the opinions, statements and pronouncements of the Financial Accounting Standards Board and in such other statements by such other entity as may be in general use by significant segments of the accounting profession that are applicable to the circumstances as of the date of determination. Subject to Section 1.02, all references to “GAAP” shall be to GAAP applied consistently with the principles used in the preparation of the financial statements described in Section 7.04(a).

“GenomeDx Corp.” means GenomeDx Biosciences Corp., a Delaware corporation, a wholly-owned Subsidiary of Borrower.

“Governmental Approval” means any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” means any nation, government, branch of power (whether executive, legislative or judicial), state, province, territory or municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, monetary, regulatory or administrative functions of or pertaining to government, including without limitation regulatory authorities, governmental departments, agencies, commissions, bureaus, officials, ministers, courts, bodies, boards, tribunals and dispute settlement panels, and other law-, rule- or regulation-making organizations or entities of any State, province, territory, county, city or other political subdivision of the United States or Canada.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any

Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Guarantee Assumption Agreement” means a Guarantee Assumption Agreement substantially in the form of Exhibit A by an entity that, pursuant to Section 8.12(a), is required to become a “Subsidiary Guarantor” hereunder in favor of the Lenders.

“Guaranteed Obligations” has the meaning set forth in Section 13.01.

“Hazardous Material” means any substance, element, chemical, compound, product, solid, gas, liquid, waste, by-product, pollutant, contaminant or material which is hazardous or toxic, and includes, without limitation, (a) asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction thereof) and (b) any material classified or regulated as “hazardous” or “toxic” or words of like import pursuant to an Environmental Law.

“Hedging Agreement” means any interest rate exchange agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“HSBC Accounts” means the HSBC Operating Account and the HSBC Cash Management Account.

“HSBC Cash Management Account” means the account numbered 030-159326-002 maintained by Borrower with HSBC Bank Canada.

“HSBC Operating Account” means the account numbered 030-159326-001 maintained by Borrower with HSBC Bank Canada.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or obligations of such Person with respect to deposits or advances of any kind by third parties, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of

Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) obligations under any Hedging Agreement currency swaps, forwards, futures or derivatives transactions, and (k) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Party” has the meaning set forth in Section 12.03(b).

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any Obligation and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Insolvency Proceeding” means (i) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, including any proceeding under applicable Canadian federal or provincial corporate law seeking an arrangement or compromise of some or all of the debts of a Person or a stay of proceedings to enforce some or all claims of creditors against a Person, or (ii) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of any Person’s creditors generally or any substantial portion of such Person’s creditors, in each case undertaken under U.S. Federal, state, provincial, territorial or foreign law, including the Bankruptcy Code.

“Intellectual Property” means all Patents, Trademarks, Copyrights, and Technical Information, whether registered or not, domestic and foreign. Intellectual Property shall include all:

(a) applications or registrations relating to such Intellectual Property;

(b) rights and privileges arising under applicable Laws with respect to such Intellectual Property;

(c) rights to sue for past, present or future infringements of such Intellectual Property; and

(d) rights of the same or similar effect or nature in any jurisdiction corresponding to such Intellectual Property throughout the world.

“Interest-Only Period” means the period from and including the first Borrowing Date and through and including the sixteenth (16th) Payment Date following the first Borrowing Date.

“Interest Period” means, with respect to each Borrowing, (i) initially, the period commencing on and including the Borrowing Date thereof and ending on and excluding the next Payment Date, and, (ii) thereafter, each period beginning on and including the last day of the immediately preceding Interest Period and ending on and excluding the next succeeding Payment Date; provided that the term “Interest Period” shall include any period selected by the Majority Lenders from time to time in accordance with the definition of “ Post-Default Rate”.

“Invention” means any novel, inventive and useful art, apparatus, method, process, machine (including article or device), manufacture or composition of matter, or any novel, inventive and useful improvement in any art, method, process, machine (including article or device), manufacture or composition of matter.

“Investment” means, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business; (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Hedging Agreement.

“IRS” means the U.S. Internal Revenue Service or any successor agency, and to the extent relevant, the U.S. Department of the Treasury.

“Judgment Currency” has the meaning set forth in Section 12.21.

“Knowledge” means the actual knowledge of any Responsible Officer of any Person or, so long as he or she is employed by Borrower or its Subsidiaries, the actual knowledge of Timothy Triche, Doug Dolginow, or Elai Davicioni, so long as such Person is an officer of Borrower.

“Landlord Consent” means a Landlord Consent substantially in the form of Exhibit G or such other form as may be acceptable to the Agent.

“Laws” means, collectively, all international, foreign, federal, state, provincial, territorial, municipal and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lenders” means CRG Partners III L.P., CRG Partners III–Parallel Fund “A” L.P. and CRG Partners III (Cayman) L.P., together with their successors and each assignee of a Lender pursuant to Section 12.05(b) and “Lender” means any one of them.

“Lien” means any mortgage, lien, pledge, charge or other security interest, or any lease, title retention agreement, mortgage, restriction, easement, right-of-way, option or adverse claim (of ownership or possession) or other encumbrance of any kind or character whatsoever or any preferential arrangement that has the practical effect of creating a security interest.

“Liquidity” means the balance of unencumbered cash (other than by the Liens in connection with the Obligations) and Permitted Cash Equivalent Investments (which for greater certainty shall not include any undrawn credit lines), in each case, to the extent held in an account over which the Lenders have a first priority perfected security interest.

“Loan” means (i) each loan advanced by a Lender pursuant to Section 2.01 and (ii) each PIK Loan deemed to have been advanced by a Lender pursuant to Section 3.02(d). For purposes of clarification, any calculation of the aggregate outstanding principal amount of Loans on any date of determination shall include both the aggregate principal amount of loans advanced pursuant to Section 2.01 and not yet repaid, and all PIK Loans deemed to have been advanced and not yet repaid, on or prior to such date of determination.

“Loan Documents” means, collectively, this Agreement, the Funding Indemnity Letter, the Fee Letter, the Notes, the Security Documents, any subordination agreement or any intercreditor agreement entered into by Lenders with any other creditors of Obligors, and any other present or future document, instrument, agreement or certificate executed by Obligors for the benefit of Lenders in connection with this Agreement or any of the other Loan Documents, all as amended, restated, supplemented or otherwise modified.

“Loss” means judgments, debts, liabilities, expenses, costs, damages or losses, contingent or otherwise, whether liquidated or unliquidated, matured or unmatured, disputed or undisputed, contractual, legal or equitable, including loss of value, professional fees, including fees and disbursements of legal counsel on a full indemnity basis, and all costs incurred in investigating or pursuing any Claim or any proceeding relating to any Claim.

“Majority Lenders” means, at any time, Lenders having at such time in excess of 50% of the aggregate Commitments (or, if such Commitments are terminated, the outstanding principal amount of the Loans) then in effect, ignoring, in such calculation, the Commitments of and outstanding Loans owing to any Defaulting Lender.

“Margin Stock” means “margin stock” within the meaning of Regulations U and X.

“Material Adverse Change” and “Material Adverse Effect” mean a material adverse change in or effect on (i) the business, financial condition, operations, performance, or Property of Borrower and its Subsidiaries taken as a whole, (ii) the ability of any Obligor to perform its obligations under the Loan Documents, or (iii) the legality, validity, binding effect or enforceability of the Loan Documents or the rights and remedies of the Lenders under any of the Loan Documents. For the avoidance of doubt, the following events, in and of themselves, shall not constitute a Material Adverse Change or a Material Adverse Effect: (a) termination of any of Borrower’s or its Subsidiaries’ leases, so long as Borrower has an alternative or replacement Clinical Laboratory Improvement Amendments (CLIA) facility, (b) a “going concern” or like qualification or “emphasis of matter” paragraph in an auditor’s opinion, (c) a claimed or notice of breach or termination of a Permitted Commercialization Arrangement, (d) inspection results from any regulatory authority with jurisdiction over the Product, (e) a non-coverage determination by any third party payor providing reimbursement for procedures involving the Product, (f) the mere filing of any claim for damages or injunctive relief, whether or not relating to the Intellectual Property of Borrower or any Subsidiary, and (g) the failure of a patent application listed on Schedule 7.05(b) to issue in any jurisdiction in which it is filed; it being understood, however, that the consequences of any such event might give rise to a Material Adverse Change or a Material Adverse Effect.

“Material Agreements” means (A) the agreements which are listed in Schedule 7.14 (as updated by Borrower from time to time in accordance with Section 7.20 to list all such agreements that meet the description set forth in clause (B) of this definition) and (B) all other agreements held by the Obligors from time to time, the absence or termination of any of which would reasonably be expected to result in a Material Adverse Effect; provided, however, that “Material Agreements” exclude all: (i) licenses implied by the sale of a product; (ii) paid-up licenses for commonly available software programs under which an Obligor is the licensee and (iii) customer agreements and commercial agreements entered into in the ordinary course of business in connection with the sale and use of Borrower’s products. “Material Agreement” means any one such agreement.

“Material Indebtedness” means, at any time, any Indebtedness of any Obligor, the outstanding principal amount of which, individually or in the aggregate, exceeds $500,000 (or the Equivalent Amount in other currencies).

“Material Intellectual Property” means, the Obligor Intellectual Property described in Schedule 7.05(c) and any other Obligor Intellectual Property after the date hereof the loss of which, in each case, could reasonably be expected to have a Material Adverse Effect.

“Maturity Date” means the earlier to occur of (i) the Stated Maturity Date, and (ii) the date on which the Loans are accelerated pursuant to Section 11.02.

“Maximum Rate” has the meaning set forth in Section 12.18.

“Minimum Required Revenue” has the meaning set forth in Section in 10.02.

“Multiemployer Plan” means any multiemployer plan, as defined in Section 400l(a)(3) of ERISA, to which any ERISA Affiliate incurs or otherwise has any obligation or liability, contingent or otherwise.

“Non-Consenting Lender” has the meaning set forth in Section 2.07(a).

“Non-Disclosure Agreement” has the meaning set forth in Section 12.16.

“Note” means a promissory note executed and delivered by Borrower to the Lenders in accordance with Section 2.04 or 3.02(d).

“Notice of Borrowing” has the meaning set forth in Section 2.02.

“Notice of Default Interest” has the meaning set forth in Section 3.02(b).

“Obligations” means, with respect to any Obligor, all amounts, obligations, liabilities, covenants and duties of every type and description owing by such Obligor to any Lender, any other indemnitee hereunder or any participant, arising out of, under, or in connection with, any Loan Document, whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or not, now existing or hereafter arising and however acquired, and whether or not evidenced by any instrument or for the payment of money, including, without duplication, (i) if such Obligor is Borrower, all Loans, (ii) all interest, whether or not accruing after the filing of any petition in bankruptcy or after the commencement of any insolvency, reorganization or similar proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding, and (iii) all other fees, expenses (including fees, charges and disbursements of counsel), interest, commissions, charges, costs, disbursements, indemnities and reimbursement of amounts paid and other sums chargeable to such Obligor under any Loan Document.

“Obligor Intellectual Property” means Intellectual Property owned by or licensed to any of the Obligors.

“Obligors” means, collectively, Borrower and the Subsidiary Guarantors and their respective successors and permitted assigns.

“Original Lenders” means CRG Partners III L.P., CRG Partners III–Parallel Fund “A” L.P. and CRG Partners III (Cayman) L.P.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.03(g)).

“Participant” has the meaning set forth in Section 12.05(e).

“Participant Register” has the meaning set forth in Section 12.05(e).

“Patents” is defined in the Security Agreement or the Canadian Security Agreement, as applicable.

“Payment Date” means each March 31, June 30, September 30, December 31 and the Maturity Date, commencing on the first such date to occur following the first Borrowing Date;

provided that, if any such date shall occur on a day that is not a Business Day, the applicable Payment Date shall be the next preceding Business Day.

“PBGC” means the United States Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Acquisition” means any acquisition by Borrower or any of its wholly-owned Subsidiaries, whether by purchase, merger, amalgamation or otherwise, of all or substantially all of the assets of, all of the Equity Interests of, or a business line or unit or a division of, any Person; provided that:

(a) immediately prior to, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

(b) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable Laws and in conformity with all applicable Governmental Approvals;

(c) in the case of the acquisition of all of the Equity Interests of such Person, all of the Equity Interests (except for any such securities in the nature of directors’ qualifying shares required pursuant to applicable Law) acquired, or otherwise issued by such Person or any newly formed Subsidiary of Borrower in connection with such acquisition, shall be owned 100% by an Obligor or any other Subsidiary, and Borrower shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary of Borrower, each of the actions set forth in Section 8.12, if applicable;

(d) Borrower and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 10.01 and Section 10.02 on a pro forma basis after giving effect to such acquisition;

(e) such Person (in the case of an acquisition of Equity Interests) or assets (in the case of an acquisition of assets or a division) (i) shall be engaged or used, as the case may be, in the same or similar business or lines of business, or businesses ancillary thereto, in which Borrower and/or its Subsidiaries are engaged or (ii) shall have a similar customer base as Borrower and/or its Subsidiaries, or shall be in a business related to cancer diagnostics; and

(f) such Person has not at any time in the past or present established or been associated with any Canadian Pension Plans or any Canadian Benefit Plans.

“Permitted Cash Equivalent Investments” means any investments permitted by Borrower’s board approved investment policy as in effect as of the date of this Agreement, which policy may not be amended with the consent of the Majority Lenders.

“Permitted Commercialization Arrangement” means such commercialization, research and development, co-marketing and other collaborative arrangements, including joint ventures, in each case where (A) such arrangements provide for licenses to Patents, Trademarks, Copyrights or other Intellectual Property rights and assets of Borrower with Persons with a primary line of business in the development, commercialization or manufacture of medical or diagnostic products or devices; provided that (i) such licenses must be bona fide arms’-length transfers of the right to use such Intellectual Property that do not have the economic substance of a sale, (ii) the terms of such licenses, on their face, do not provide for a sale or assignment of any Intellectual Property, and (iii) Borrower retains legal ownership of such Intellectual Property, and (B) all upfront payments, royalties, milestone payments or other proceeds arising from such licensing agreements that are payable to Borrower or any of its Subsidiary Guarantors are paid only to Deposit Accounts that are governed by control agreements in favor of the Lenders.

“Permitted Commercialization Arrangement Vehicle” means an entity, which may be a joint venture enterprise, engaged in the business of a Permitted Commercialization Arrangement and in which Borrower or its Subsidiaries have substantial representation in the governing body of such entity.

“Permitted Cure Debt” means Indebtedness incurred in connection with the exercise of the Subordinated Debt Cure Right and (i) that is governed by documentation containing representations, warranties, covenants and events of default no more burdensome or restrictive than those contained in the Loan Documents unless such terms are also offered to Lenders hereunder, (ii) that has a maturity date later than the Maturity Date, (iii) in respect of which no cash payments of principal or interest are required prior to the Maturity Date, and (iv) in respect of which the holders have agreed in favor of Borrower and Lenders (A) that prior to the date on which the Commitments have expired or been terminated and all Obligations have been paid in full indefeasibly in cash, such holders will not exercise any remedies available to them in respect of such Indebtedness, (B) that such Indebtedness is unsecured, and (C) to terms of subordination substantially in the form attached hereto as Exhibit H or otherwise satisfactory to the Majority Lenders.

“Permitted Indebtedness” means any Indebtedness permitted under Section 9.01.

“Permitted Liens” means any Liens permitted under Section 9.02.

“Permitted Priority Debt” means Indebtedness of Borrower, in an amount not to exceed at any time 80% of the face amount at such time of Borrower’s non delinquent accounts receivable; provided that (a) such Indebtedness, if secured, is secured solely by Borrower’s accounts receivable, inventory and cash proceeds thereof held in a segregated account but is otherwise unsecured, and (b) the holders or lenders thereof have executed and delivered to Lenders an intercreditor agreement in substantially the form of Exhibit I and with such changes (if any) as shall be mutually satisfactory to the Majority Lenders and the provider of such Indebtedness.

“Permitted Priority Liens” means (i) Liens permitted under Section 9.02(c), (d), (e), (f), (g), and (j), and (ii) Liens permitted under Section 9.02(b) provided that such Liens are also of the type described in Section 9.02(c), (d), (e), (f), (g), and (j).

“Permitted Refinancing” means, with respect to any Indebtedness, any extensions, renewals and replacements of such Indebtedness; provided that such extension, renewal or replacement (i) shall not increase the outstanding principal amount of such Indebtedness, (ii)

contains terms relating to outstanding principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole no less favorable in any material respect to Borrower and its Subsidiaries or the Lenders than the terms of any agreement or instrument governing such existing Indebtedness, (iii) shall have an applicable interest rate which does not exceed the rate of interest of the Indebtedness being replaced, and (iv) shall not contain any new requirement to grant any lien or security or to give any guarantee that was not an existing requirement of such Indebtedness.

“Permitted Subordinated Debt“means Indebtedness incurred (i) that is governed by documentation containing representations, warranties, covenants and events of default no more burdensome or restrictive than those contained in the Loan Documents unless such terms are also offered to Lenders hereunder, (ii) that has a maturity date later than the Maturity Date, (iii) in respect of which no cash payments of principal or interest are required prior to the Maturity Date, (iv) in respect of which the holders have agreed in favor of Borrower and Lenders (A) that prior to the date on which the Commitments have expired or been terminated and all Obligations have been paid in full indefeasibly in cash, such holders will not exercise any remedies available to them in respect of such Indebtedness, (B) that such Indebtedness is unsecured, and (C) to terms of subordination substantially in the form attached hereto as Exhibit H or otherwise satisfactory to the Majority Lenders, and (v) that must be converted without the discretion of the holders into Equity Interests of Borrower at the next equity fundraising round of Borrower or earlier.

“Person” means any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or Governmental Authority or other entity of whatever nature.

“PIK Loan” has the meaning set forth in Section 3.02(d).

“PIK Period” means the period beginning on the first Borrowing Date through and including the earlier to occur of (i) the sixteenth (16th) Payment Date after the first Borrowing Date and (ii) the date on which any Default shall have occurred (provided that if such Default shall have been cured or waived, the PIK Period shall resume until the earlier to occur of the next Default and the sixteenth (16th) Payment Date after the first Borrowing Date).

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Post-Default Rate” has the meaning set forth in Section 3.02(b).

“PPSA” shall mean the Personal Property Security Act (British Columbia), the Civil Code of Québec or any other applicable Canadian federal, provincial or territorial statute pertaining to the granting, perfecting, priority or ranking of security interests, liens, hypothecs on personal property, and any successor statues, together with any regulations thereunder, in each case as in effect from time to time. References to sections of the PPSA shall be construed to also refer to any successor sections.

“Prepayment Premium” has the meaning set forth in Section 3.03(a).

“Product” means the Decipher prostate cancer classifier test, and each of its successors.

“Property” of any Person means any property or assets, or interest therein, of such Person.

“Proportionate Share” means, with respect to any Lender, the percentage obtained by dividing (a) the sum of the Commitment (or, if the Commitments are terminated, the outstanding principal amount of the Loans) of such Lender then in effect by (b) the sum of the Commitments (or, if the Commitments are terminated, the outstanding principal amount of the Loans) of all Lenders then in effect.

“Publicly Reporting Company”means an issuer generally subject to the public reporting requirements of the Securities and Exchange Act of 1934.

“Qualified IPO” means (a) an underwritten initial public offering of the Equity Interests of Borrower or any direct or indirect parent on a recognized public securities exchange or (b) a reverse-triangular merger, amalgamation or other similar transaction or series of related transactions with a company whose shares are publically traded, in which such company is the surviving entity after such merger, amalgamation, transaction or series of related transactions.

“Qualified Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (i) that is or was at any time maintained or sponsored by any Obligor or any ERISA Affiliate thereof or to which any Obligor or any ERISA Affiliate thereof has ever made, or was ever obligated to make, contributions, and (ii) that is intended to be tax qualified under Section 401(a) of the Code.

“Real Property Security Documents” means the Landlord Consent and any mortgage or deed of trust or any other real property security document executed or required hereunder to be executed by any Obligor and granting a security interest in real Property owned or leased (as tenant) by any Obligor in favor of the Lenders.

“Recipient” means any Lender or any other recipient of any payment to be made by or on account of any Obligation.

“Redemption Date” has the meaning set forth in Section 3.03(a).

“Redemption Price” has the meaning set forth in Section 3.03(a).

“Register” has the meaning set forth in Section 12.05(d).

“Regulation T” means Regulation T of the Board of Governors of the Federal Reserve System, as amended.

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve

System, as amended.

“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as amended.

“Regulatory Approvals” means any registrations, licenses, authorizations, permits or approvals issued by any Governmental Authority and applications or submissions related to any of the foregoing.

“Related Party” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Removal Effective Date” has the meaning set forth in Section 14.06(b).

“Requirement of Law” means, as to any Person, any statute, law, treaty, rule or regulation or determination, order, injunction or judgment of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Properties or revenues.

“Resignation Effective Date” has the meaning set forth in Section 14.06(a).

“Responsible Officer” of any Person means each of the president, chief executive officer, chief financial officer, chief medical officer and chief scientific officer of such Person.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of Borrower or any of its Subsidiaries or any option, warrant or other right to acquire any such shares of capital stock of Borrower or any of its Subsidiaries.

“Restrictive Agreement” has the meaning set forth in Section 7.15.

“Revenue” of a Person means all revenue, properly recognized under GAAP, consistently applied, less all rebates, discounts and other price allowances, and earned in the ordinary course of business activities of the entity (excluding all one-time or extraordinary items). For the avoidance of doubt, product sales shall not be deemed to be “one-time” revenue items.

“Security Agreement” means the Security Agreement, dated as of the date hereof, among GenomeDx Biosciences Corp., the Domestic Subsidiaries from time to time party thereto, the Lenders and the Agent, granting a security interest in such Obligors’ personal Property in favor of the Agent for its own benefit and for the ratable benefit of the Lenders.

“Security Documents” means, collectively, the Canadian Security Agreement, the Security Agreement, each Short-Form IP Security Agreement, each Real Property Security Document, and each other security document, control agreement or financing statement required or recommended to perfect Liens in favor of the Lenders.

“Securities Account” has the meaning set forth in the Security Agreement or the Canadian Security Agreement, as applicable.

“Short-Form IP Security Agreements” means short-form copyright, patent or trademark (as the case may be) security agreements entered into by one or more Obligors in favor of the Lenders, each in form and substance satisfactory to the Majority Lenders (and as amended, modified or replaced from time to time).

“Solvent” means, with respect to any Person at any time, that (a) the present fair saleable value of the Property of such Person is greater than the total amount of liabilities (including contingent liabilities) of such Person, (b) the present fair saleable value of the Property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person has not incurred and does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, (d) is not “insolvent” within the meaning of the Bankruptcy Code and ((e)) is not an “insolvent person” within the meaning of the Bankruptcy and Insolvency Act (Canada).

“Specified Financial Covenants” has the meaning set forth in Section 10.03(a).

“Specified Proceeds” has the meaning set forth in Section 9.09.

“Stated Maturity Date” means the twenty-fourth (24th) Payment Date following the first Borrowing Date.

“Subordinated Debt Cure Right” has the meaning set forth in Section 10.03(a).

“Subordinated Debt Cure Right” has the meaning set forth in Section 10.03(a).

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary Guarantors” means each of the Subsidiaries of Borrower identified under the caption “SUBSIDIARY GUARANTORS” on the signature pages hereto and each Subsidiary of Borrower that becomes, or is required to become, a “Subsidiary Guarantor” after the date hereof pursuant to Section 8.12(a) or (b).

“Substitute Lender” has the meaning set forth in Section 2.07(a).

“SVB Debt” means all obligations under the SVB Term Loan Agreement and all related loan documentation.

“SVB Term Loan Agreement” means that certain Loan and Security Agreement, dated as of August 21, 2014, as amended, by and among Borrower, the lenders from time to time party thereto and Silicon Valley Bank, as administrative agent for itself and the lenders.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Technical Information” means all trade secrets and other proprietary or confidential information, which may include information of a scientific, technical, or business nature in any form or medium, standards and specifications, conceptions, ideas, innovations, discoveries, Invention disclosures, all documented research, developmental, demonstration or engineering work, data, plans, specifications, reports, summaries, experimental data, manuals, models, samples, know-how, technical information, systems, methodologies, computer programs or information technology.

“Title IV Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (i) that is or was at any time maintained or sponsored by any Obligor or any ERISA Affiliate thereof or to which any Obligor or any ERISA Affiliate thereof has ever made, or was obligated to make, contributions, and (ii) that is or was subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA.

“Trademarks” is defined in the Security Agreement or the Canadian Security Agreement, as applicable.

“Transactions” means the execution, delivery and performance by each Obligor of this Agreement and the other Loan Documents to which such Obligor is intended to be a party and the Borrowings (and the use of the proceeds of the Loans).

“U.S. Person” means a “United States Person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.03(e)(ii)(B)(3).

“Withdrawal Liability” means, at any time, any liability incurred (whether or not assessed) by any ERISA Affiliate and not yet satisfied or paid in full at such time with respect to any Multiemployer Plan pursuant to Section 4201 of ERISA.

1.02 Accounting Terms and Principles. All accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in accordance with GAAP. All components of financial calculations made to determine compliance with this Agreement, including Section 10, shall be adjusted to include or exclude, as the case may be, without duplication, such components of such calculations attributable to any Acquisition consummated after the first day of the applicable period of determination and prior to the end of such period, as determined in good faith by Borrower based on assumptions expressed therein and that were reasonable based on the information available to Borrower at the time of preparation of the Compliance Certificate setting forth such calculations.

1.03 Interpretation. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, (a) the terms defined in this Agreement include the plural as well as the singular and vice versa; (b) words importing gender include all genders; (c) any reference to a Section, Annex, Schedule or Exhibit refers to a Section of, or Annex, Schedule or Exhibit to, this Agreement; (d) any reference to “this Agreement” refers to this Agreement, including all Annexes, Schedules and Exhibits hereto, and the words herein, hereof, hereto and hereunder and words of similar import refer to this Agreement and its Annexes, Schedules and Exhibits as a whole and not to any particular Section, Annex, Schedule, Exhibit or any other subdivision; (e) references to days, months and years refer to calendar days, months and years, respectively; (f) all references herein to “include” or “including” shall be deemed to be followed by the words “without limitation”; (g) the word “from” when used in connection with a period of time means “from and including” and the word “until” means “to but not including”; and (h) accounting terms not specifically defined herein shall be construed in accordance with GAAP (except for the term “property” , which shall be interpreted as broadly as possible, including, in any case, cash, securities, other assets, rights under contractual obligations and permits and any right or interest in any property, except where otherwise noted). Unless otherwise expressly provided herein, references to organizational documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all permitted subsequent amendments, restatements, extensions, supplements and other modifications thereto.

1.04 Changes to GAAP. If, after the date hereof, any change occurs in GAAP or in the application thereof and such change would cause any amount required to be determined for the purposes of the covenants to be maintained or calculated pursuant to Section 8, 9 or 10 to be materially different than the amount that would be determined prior to such change, then:

(a) Borrower will provide a detailed notice of such change (an “Accounting Change Notice”) to the Lenders concurrently with the delivery of the next Compliance Certificate;

(b) either Borrower or the Majority Lenders may indicate within 90 days following the date of the Accounting Change Notice that they wish to revise the method of calculating such financial covenants or amend any such amount, in which case the parties will in good faith attempt to agree upon a revised method for calculating the financial covenants;

(c) until Borrower and the Majority Lenders have reached agreement on such revisions, (i) such financial covenants or amounts will be determined without giving effect to such change and (ii) all financial statements, Compliance Certificates and similar documents provided hereunder shall be provided together with a reconciliation between the calculations and amounts set forth therein before and after giving effect to such change in GAAP;

(d) if no party elects to revise the method of calculating the financial covenants or amounts, then the financial covenants or amounts will not be revised and will be determined in accordance with GAAP without giving effect to such change; and

(e) any Event of Default arising as a result of such change which is cured by operation of this Section 1.04 shall be deemed to be of no effect ab initio.

SECTION 2

THE COMMITMENT

2.01 Commitments. Each Lender agrees severally, on and subject to the terms and conditions of this Agreement (including Section 6), to make up to three term loans (provided that PIK Loans shall be deemed not to constitute “term loans” for purposes of this Section 2.01 nor reduce a Lender’s Commitment) to Borrower, each on a Business Day during the Commitment Period, including an initial term loan on the Closing Date, in Dollars in an aggregate principal amount for such Lender not to exceed such Lender’s Commitment; provided, however, that at no time shall any Lender be obligated to make a Loan in excess of such Lender’s Proportionate Share of the amount by which the then effective Commitments exceeds the aggregate principal amount of Loans outstanding at such time. Amounts of Loans repaid may not be reborrowed.

2.02 Borrowing Procedures. Subject to the terms and conditions of this Agreement (including Section 6), each Borrowing (other than a Borrowing of PIK Loans) shall be made on written notice in the form of Exhibit B given by Borrower to the Lenders not later than 11:00 a.m. (Central time) on the Borrowing Notice Date (a “Notice of Borrowing”).

2.03 Fees. The Borrower shall pay to the Lenders such fees as described in the Fee Letter.

2.04 Notes. If requested by any Lender, the Loans of such Lender shall be evidenced by one or more promissory notes (each a “Note”). Borrower shall prepare, execute and deliver to the Lenders such promissory note(s) payable to the Lenders (or, if requested by the Lenders, to the Lenders and their registered assigns) and in the form attached hereto as Exhibit C-1. Thereafter, the Loans and interest thereon shall at all times (including after assignment pursuant to Section 12.05) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

2.05 Use of Proceeds. Borrower shall use the proceeds of the Loans for general working capital purposes and corporate purposes and to pay fees, costs and expenses incurred in connection with the Transactions and to repay in full the SVB Debt.

2.06 Defaulting Lenders.

(a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 12.04.

(ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Lenders for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 11 or otherwise), shall be applied at such time or times as follows: first, as Borrower may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement; second, if so determined by the Majority Lenders and Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Loans under this Agreement; third, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fourth, so long as no Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and fifth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (A) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share and (B) such Loans were made at a time when the conditions set forth in Section 6 were satisfied or waived, such payment shall be applied solely to pay the Loans of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.06(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(b) Defaulting Lender Cure. If Borrower and the Majority Lenders agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as necessary to cause the Loans to be held on a pro rata basis by the Lenders in accordance with their Proportionate Share, whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

2.07 Substitution of Lenders.

(a) Substitution Right. If any Lender (an “Affected Lender”), (i) becomes a Defaulting Lender or (ii) does not consent to any amendment, waiver or consent to any Loan Document for which the consent of the Majority Lenders is obtained but that requires the consent of other Lenders (a “Non-Consenting Lender”), then (x) Borrower may elect to pay in full such Affected Lender with respect to all Obligations due to such Affected Lender (which for the avoidance of doubt, shall not include any Prepayment Premium due) or (y) either Borrower or the Majority Lenders shall identify any willing Lender or Affiliate of any Lender or Eligible Transferee (in each case, a “Substitute Lender”) to substitute for such Affected Lender; provided that any substitution of a Non-Consenting Lender shall occur only with the consent of Majority Lenders.

(b) Procedure. To substitute such Affected Lender or pay in full all Obligations owed to such Affected Lender, Borrower shall deliver a notice to such Affected Lender. The effectiveness of such payment or substitution shall be subject to the delivery by Borrower (or, as may be applicable in the case of a substitution, by the Substitute Lender) of (i) payment for the account of such Affected Lender, of, to the extent accrued through, and outstanding on, the effective date for such payment or substitution, all Obligations owing to such Affected Lender (which for the avoidance of doubt, shall not include any Prepayment Premium) and (ii) in the case of a substitution, an Assignment and Assumption executed by the Substitute Lender, which shall thereunder, among other things, agree to be bound by the terms of the Loan Documents; provided, however, that if the Affected Lender does not execute such Assignment and Assumption within ten (10) Business Days of delivery of the notice required hereunder, such Affected Lender shall be deemed to have executed such Assignment and Assumption.

(c) Effectiveness. Upon satisfaction of the conditions set forth in Section 2.07(a) and (b), the Agent shall record such substitution or payment in the Register, whereupon (i) in the case of any payment in full of an Affected Lender, such Affected Lender’s Commitments shall be terminated and (ii) in the case of any substitution of an Affected Lender, (A) such Affected Lender shall sell and be relieved of, and the Substitute Lender shall purchase and assume, all rights and claims of such Affected Lender under the Loan Documents, except that the Affected Lender shall retain such rights under the Loan Documents that expressly provide that they survive the repayment of the Obligations and the termination of the Commitments, (B) such Affected Lender shall no longer constitute a “Lender” hereunder and such Substitute Lender shall become a “Lender” hereunder and (C) such Affected Lender shall execute and deliver an Assignment and Assumption to evidence such substitution; provided, however, that the failure of any Affected Lender to execute any such Assignment and Assumption shall not render such sale and purchase (or the corresponding assignment) invalid.

2.08 Non-Disturbance Agreements. Lenders agree not to unreasonably withhold consent in entering into a mutually acceptable non-disturbance agreement in connection with any exclusive license of Intellectual Property otherwise permitted under this Agreement.

SECTION 3

PAYMENTS OF PRINCIPAL AND INTEREST

3.01 Repayment.

(a) Repayment. During the Interest-Only Period, no payments of principal of the Loans shall be due. Borrower agrees to repay to the Lenders the outstanding principal amount of the Loans, on each Payment Date occurring after the Interest-Only Period, in equal installments. The amounts of such installments shall be calculated by dividing (i) the sum of the aggregate principal amount of the Loans outstanding on the first day following the end of the Interest-Only Period, by (b) the number of Payment Dates remaining prior to and including the Stated Maturity Date.

(b) Application. Any optional or mandatory prepayment of the Loans shall be applied to the installments thereof under Section 3.01(a) in the inverse order of maturity. To the extent not previously paid, the principal amount of the Loans, together with all other outstanding Obligations, shall be due and payable on the Maturity Date.

3.02 Interest.

(a) Interest Generally. Subject to Section 3.02(d), Borrower agrees to pay to the Lenders interest on the unpaid principal amount of the Loans and the amount of all other outstanding Obligations, in the case of the Loans, for the period from the applicable Borrowing Date, and in the case of any other Obligation, from the date such other Obligation is due and payable, in each case, until paid in full, at a rate per annum equal to 13.00%.

(b) Default Interest. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, as of the earlier of (i) the date on which the Lenders deliver to Borrower a written notice pursuant to this Section 3.02(b) (such notice, a “Notice of Default Interest”) that the Loans shall bear interest at the Post-Default Rate because an Event of Default has occurred and is continuing, and (ii) if Borrower shall have failed to deliver notice pursuant to Section 8.02(a) of such Event of Default, the date on which such Event of Default occurred, and during the continuance of any such Event of Default, the interest payable pursuant to Section 3.02(a) shall increase by 4.00% per annum (such aggregate increased rate, the “Post-Default Rate”). Notwithstanding any other provision herein (including Section 3.02(d)), if interest is required to be paid at the Post-Default Rate, it shall be paid entirely in cash. If any other Obligation is not paid when due under the applicable Loan Document, the amount thereof shall accrue interest at a rate equal to 4.00% per annum (without duplication of interest payable at the Post-Default Rate).

(c) Interest Payment Dates. Subject to Section 3.02(d), accrued interest on the Loans shall be payable in arrears on each Payment Date with respect to the most recently completed Interest Period in cash, and upon the payment or prepayment of the Loans (on the principal amount being so paid or prepaid); provided that interest payable at the Post-Default Rate shall be payable from time to time on demand.

(d) Paid In-Kind Interest. Notwithstanding Section 3.01(a), at any time during the PIK Period, Borrower may elect to pay the interest on the outstanding principal amount of the Loans payable pursuant to Section 3.01 as follows: (i) only 9.00% of the 13.00% per annum interest in cash and (ii) 4.00% of the 13.00% per annum interest as compounded interest, added to the aggregate principal amount of the Loans (the amount of any such compounded interest being a “PIK Loan”). At the request of the Lenders, each PIK Loan may be evidenced by a Note in the form of Exhibit C-2. The principal amount of each PIK Loan shall accrue interest in accordance with the provisions of this Agreement applicable to the Loans.

(e) Interest Act (Canada). For the purposes of this Agreement, whenever interest is calculated on the basis of a period which is less than the actual number of days in a calendar year, each rate of interest determined pursuant to such calculation is, for the purposes of the Interest Act (Canada), equivalent to such rate multiplied by the actual number of days in the calendar year in which such rate is to be ascertained and divided by the number of days used as the basis of such calculation.

3.03 Prepayments.

(a) Optional Prepayments. Borrower shall have the right to optionally prepay in whole or in part the outstanding principal amount of the Loans on any Payment Date (a “Redemption Date”) for an amount equal to the aggregate principal amount of the Loans being prepaid plus the Prepayment Premium plus any accrued but unpaid interest and any fees then due and owing (such aggregate amount, the “Redemption Price”). The applicable “Prepayment Premium” shall be an amount calculated pursuant to Section 3.03(a)(i).

(i) If the Redemption Date occurs:

(A) on or prior to the fourth (4th) Payment Date, the Prepayment Premium shall be an amount equal to 5.00% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

(B) after the fourth (4th) Payment Date, and on or prior to the eighth (8th) Payment Date, the Prepayment Premium shall be an amount equal to 4.00% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

(C) after the eighth (8th) Payment Date, and on or prior to the twelfth (12th) Payment Date, the Prepayment Premium shall be an amount equal to 3.00% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

(D) after the twelfth (12th) Payment Date, and on or prior to the sixteenth (16th) Payment Date, the Prepayment Premium shall be an amount equal to 2.00% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

(E) after the sixteenth (16th) Payment Date, and on or prior to the twentieth (20th) Payment Date, the Prepayment Premium shall be an amount equal to 1.00% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

(F) after the twentieth (20th) Payment Date, the Prepayment Premium shall be an amount equal to 0.00% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date.

(ii) To determine the aggregate outstanding principal amount of the Loans, and how many Payment Dates have occurred, as of any Redemption Date for purposes of Section 3.03(a):

(A) if, as of such Redemption Date, the Borrower shall have made only one Borrowing, the number of Payment Dates shall be deemed to be the number of Payment Dates that shall have occurred following the first Borrowing Date;

(B) if, as of such Redemption Date, the Borrower shall have made more than one Borrowing, then the Redemption Price shall equal the sum of multiple Redemption Prices calculated with respect to the Loans of each Borrowing, each of which

Redemption Prices shall be calculated based on solely the aggregate outstanding principal amount of the Loans borrowed in such Borrowing (and PIK Loans subsequently borrowed in respect of interest payments thereon), as though the applicable number of Payment Dates equals the number of Payment Dates that shall have occurred following the applicable Borrowing Date. In the case of any partial prepayment, the amount of such prepayment shall be allocated to Loans made in the various Borrowings (and PIK Loans in respect thereof) in the order in which such Borrowings were made;

(iii) No partial prepayment shall be made under this Section 3.03(a) in connection with any event described in Section 3.03(b).

(b) Mandatory Prepayments.

(i) Asset Sales. In the event of any contemplated Asset Sale or series of Asset Sales (other than any Asset Sale permitted under Section 9.09 (except Section 9.09(k)) or a transaction constituting a Change of Control) yielding Asset Sale Net Proceeds in excess of $1,000,000, Borrower shall provide 30 days’ prior written notice of such Asset Sale to the Lenders, in which notice Borrower may inform the Lenders that Borrower intends to reinvest such Asset Sale Net Proceeds into Borrower’s business. Such reinvestment is permitted hereunder so long as the Asset Sale does not consist of the sale of Borrower’s business, and no Default or Event of Default has occurred or is continuing or will result from such Asset Sale.

If Borrower does not notify the Lenders of its intention to reinvest the Asset Sale Net Proceeds in such notice, and within such notice period Majority Lenders advise Borrower that a prepayment is required pursuant to this Section 3.03(b)(i), Borrower shall: (x) if the assets sold represent substantially all of the assets or revenues of Borrower, or represent any specific line of business which either on its own or together with other lines of business sold over the term of this Agreement account for revenue generated by such lines of business exceeding 20% of the revenue of Borrower based on the current year’s board of directors’ approved budget, prepay the aggregate outstanding principal amount of the Loans in an amount equal to the Redemption Price applicable on the date of such Asset Sale in accordance with Section 3.03(a), and (y) in the case of all other Asset Sales not described in the foregoing clause (x), prepay the Loans in an amount equal to the entire amount of the Asset Sale Net Proceeds of such Asset Sale, plus any accrued but unpaid interest and any fees then due and owing, credited in the following order:

(A) first, in reduction of Borrower’s obligation to pay any unpaid interest and any fees then due and owing;

(B) second, in reduction of Borrower’s obligation to pay any Claims or Losses referred to in Section 12.03 then due and owing;

(C) third, in reduction of Borrower’s obligation to pay any amounts due and owing on account of the unpaid principal amount of the Loans;

(D) fourth, in reduction of any other Obligation then due and owing; and

(E) fifth, to Borrower or such other Persons as may lawfully be entitled to or directed by Borrower to receive the remainder.

If, however, in such notice of an impending Asset Sale, the Borrower notifies the Lenders that it intends to reinvest the Asset Sale Net Proceeds in the Borrower’s business, it shall, deliver to the Agent a Certificate of a Responsible Officer setting forth (x) that portion of such Asset Sale Net Proceeds that the Borrower intends to reinvest in equipment or other productive assets of the general type used in the business of the Obligors within 120 days of such date of receipt of proceeds and (y) the proposed use of such portion of the Net Asset Sale Proceeds and such other information with respect to such reinvestment as the Agent or the Lenders may reasonably request, and the Borrower shall, or shall cause one or more of its Subsidiaries to, promptly and diligently apply such Asset Sale Net Proceeds to reinvest in productive assets of the general type used in the business of the Obligors within 180 days of such date of receipt of proceeds. If any portion of such Asset Sale Net Proceeds has not been so reinvested as provided above 120 days after receipt of such proceeds, the Borrower shall prepay the Loans in an amount equal to the unused amount of the Asset Sale Net Proceeds of such Asset Sale, plus any accrued but unpaid interest and any fees then due and owing, credited in the order set forth in Sections 3.03(b)(i)(A)-(E) above.

(ii) Change of Control. In the event of a Change of Control, Borrower shall immediately provide notice of such Change of Control to the Lenders and, if within 10 days of receipt of such notice Majority Lenders notify Borrower in writing that a prepayment is required pursuant to this Section 3.03(b)(ii), Borrower shall prepay the aggregate outstanding principal amount of the Loans in an amount equal to the Redemption Price applicable on the date of such Change of Control in accordance with Section 3.03(a).

SECTION 4

PAYMENTS, ETC.

4.01 Payments.

(a) Payments Generally. Each payment of principal, interest and other amounts to be made by the Obligors under this Agreement or any other Loan Document shall be made in Dollars, in immediately available funds, without deduction, set off or counterclaim, to an account to be designated by the Majority Lenders by notice to Borrower, not later than 4:00 p.m. (Central time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

(b) Application of Payments. Each Obligor shall, at the time of making each payment under this Agreement or any other Loan Document, specify to the Lenders the amounts payable by such Obligor hereunder to which such payment is to be applied (and in the event that Obligors fail to so specify, or if an Event of Default has occurred and is continuing, the Lenders may apply such payment in the manner they determine to be appropriate).

(c) Non-Business Days. If the due date of any payment under this Agreement (other than of principal of or interest on the Loans) would otherwise fall on a day that is not a Business

Day, such date shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

4.02 Computations. All computations of interest and fees hereunder shall be computed on the basis of a year of 360 days and actual days elapsed during the period for which payable.

4.03 Notices. Each notice of optional prepayment shall be effective only if received by the Lenders not later than 4:00 p.m. (Central time) on the date one Business Day prior to the date of prepayment. Each notice of optional prepayment shall specify the amount to be prepaid and the date of prepayment.

4.04 Set-Off.

(a) Set-Off Generally. Upon the occurrence and during the continuance of any Event of Default, the Lenders and each of their Affiliates are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lenders or such Affiliates to or for the credit or the account of Borrower against any and all of the Obligations, whether or not the Lenders shall have made any demand and although such obligations may be unmatured. The Lenders agree promptly to notify Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lenders and their Affiliates under this Section 4.04 are in addition to other rights and remedies (including other rights of set-off) that the Lenders and their Affiliates may have.

(b) Exercise of Rights Not Required. Nothing contained herein shall require the Lenders to exercise any such right or shall affect the right of the Lenders to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of Borrower.

SECTION 5

YIELD PROTECTION, ETC.

5.01 Additional Costs.

(a) Change in Requirements of Law Generally. If, on or after the date hereof, the adoption of any Requirement of Law, or any change in any Requirement of Law, or any change in the interpretation or administration thereof by any court or other Governmental Authority charged with the interpretation or administration thereof, or compliance by any of the Lenders (or its lending office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, shall impose, modify or deem applicable any reserve (including any such requirement imposed by the Board of Governors of the Federal Reserve System), special deposit, contribution, insurance assessment or similar requirement, in each case that becomes effective after the date hereof, against assets of, deposits with or for the account of, or credit extended by, a Lender (or its lending office) or shall impose on a Lender (or its lending office) any other condition affecting the Loans or the Commitment, and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining the Loans, or to reduce the amount of any sum received or receivable by such Lender under this Agreement or any other

Loan Document, by an amount deemed by such Lender to be material (other than (i) Indemnified Taxes and (ii) Taxes described in clause (c) or (d) of the definition of “Excluded Taxes”), then Borrower shall pay to such Lender on demand such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

(b) Change in Capital Requirements. If a Lender shall have determined that, on or after the date hereof, the adoption of any Requirement of Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, in each case that becomes effective after the date hereof, has or would have the effect of reducing the rate of return on capital of a Lender (or its parent) as a consequence of a Lender’s obligations hereunder or the Loans to a level below that which a Lender (or its parent) would have achieved but for such adoption, change, request or directive by an amount reasonably deemed by it to be material, then Borrower shall pay to such Lender on demand such additional amount or amounts as will compensate such Lender (or its parent) for such reduction.

(c) Notification by Lender. The Lenders will promptly notify Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle a Lender to compensation pursuant to this Section 5.01. Before giving any such notice pursuant to this Section 5.01(c) such Lender shall designate a different lending office if such designation (x) will, in the reasonable judgment of such Lender, avoid the need for, or reduce the amount of, such compensation and (y) will not, in the reasonable judgment of such Lender, be materially disadvantageous to such Lender. A certificate of the Lender claiming compensation under this Section 5.01, setting forth the additional amount or amounts to be paid to it hereunder, shall be conclusive and binding on Borrower in the absence of manifest error.

(d) Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to constitute a change in Requirements of Law for all purposes of this Section 5.01, regardless of the date enacted, adopted or issued.

5.02 Illegality. Notwithstanding any other provision of this Agreement, in the event that on or after the date hereof the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any competent Governmental Authority shall make it unlawful for a Lender or its lending office to make or maintain the Loans (and, in the opinion of such Lender, the designation of a different lending office would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify Borrower thereof following which (a) the Lender’s Commitment shall be suspended until such time as such Lender may again make and maintain the Loans hereunder and (b) if such Requirement of Law shall so mandate, the Loans shall be prepaid by Borrower on or before such date as shall be mandated by such Requirement of Law in an amount equal to the Redemption Price applicable on the date of such prepayment in accordance with Section 3.03(a).

5.03 Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any Obligation shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law requires the deduction or withholding of any Tax from any such payment by an Obligor, then such Obligor shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by such Obligor shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under Section 5.01 or 5.03) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b) Payment of Other Taxes by Borrower. Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of each Lender, timely reimburse it for, Other Taxes.

(c) Evidence of Payments. As soon as practicable after any payment of Taxes by Borrower to a Governmental Authority, as a withholding Tax pursuant to this Section 5.03, Borrower shall deliver to each Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the applicable Lender.

(d) Indemnification. Borrower shall reimburse and indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under Section 5.01 or 5.03) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that Borrower shall not be required to indemnify a Recipient pursuant to this Section 5.03(d) to the extent that such Recipient fails to notify Borrower of its intent to make a claim for indemnification under this Section within 180 days of the later of (i) the date on which the Indemnified Taxes are due to be paid by Recipient, or (ii) the date on which the relevant Governmental Authority asserts a claim for such Indemnified Taxes against Recipient. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender shall be conclusive absent manifest error.

(e) Status of Lenders.

(i) Any Lender that is entitled to an exemption from, or reduction of withholding Tax with respect to payments made under any Loan Document shall timely deliver to Borrower such properly completed and executed documentation reasonably requested by Borrower as will permit such payments to be made without withholding or at a reduced rate of withholding; provided that, other than in the case of U.S. Federal withholding Taxes, such Lender has received written notice from Borrower advising it of the availability of such exemption or reduction and containing all applicable documentation. In addition, any Lender shall deliver such other documentation prescribed by applicable law as reasonably requested by Borrower as will enable Borrower to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.03(e)(ii)(A), (B), (C) or (D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person:

(A) any Lender that is a U.S. Person shall deliver to Borrower on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower), executed originals of IRS Form W-9 (or successor form) certifying that such Lender is exempt from U.S. Federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN (or successor form) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN (or successor form) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed originals of IRS Form W-8ECI (or successor form);

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the applicable Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN (or successor form); or

(4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY (or successor form), accompanied by IRS Form W-8ECI (or successor form), IRS Form W-8BEN (or successor form), a U.S. Tax Compliance

Certificate, IRS Form W-9 (or successor form), and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner.

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower to determine the withholding or deduction required to be made; and

(D) any Recipient shall deliver to Borrower any forms and information necessary to establish that such Recipient is not subject to withholding tax under FATCA.

Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall promptly update such form or certification or promptly notify Borrower in writing of its legal inability to do so.

(f) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.03 (including by the payment of additional amounts pursuant to Section 5.01), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5.03 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the written request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 5.03(f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 5.03(f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 5.03(f) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(g) Mitigation Obligations. If Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 5.01 or this Section 5.03, then such Lender shall (at the request of Borrower) use commercially reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates if, in the sole reasonable judgment of such Lender, such designation or assignment and delegation would (i) eliminate or reduce amounts payable pursuant to Section 5.01 or this Section 5.03, as the case may be, in the future, (ii) not subject such Lender to any unreimbursed cost or expense and (iii) not otherwise be disadvantageous to such Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment and delegation.

SECTION 6

CONDITIONS PRECEDENT

6.01 Conditions to the First Borrowing. The obligation of each Lender to make a Loan as part of the first Borrowing shall not become effective until the following conditions precedent shall have been reasonably satisfied or waived in writing by the Majority Lenders:

(a) Borrowing Date. Such Borrowing shall be made on the date hereof.

(b) Amount of First Borrowing. The amount of such Borrowing shall equal $15,000,000.

(c) Terms of Material Agreements, Etc. Lenders shall be reasonably satisfied with the terms and conditions of all of the Obligors’ Material Agreements.

(d) No Law Restraining Transactions. No applicable law or regulation shall restrain, prevent or, in the reasonable judgment of the Lenders, impose materially adverse conditions upon the Transactions.

(e) Payment of Fees. Lenders shall be satisfied with the arrangements to deduct the fees set forth in the Fee Letter (including without limitation the financing fee required pursuant to the Fee Letter) from the proceeds advanced.

(f) Lien Searches. Lenders shall be satisfied with Lien searches regarding Borrower and its Subsidiaries made within two Business Days prior to such Borrowing.

(g) Documentary Deliveries. The Lenders shall have received the following documents, each of which shall be in form and substance satisfactory to the Lenders:

(i) Agreement. This Agreement duly executed and delivered by Borrower and each of the other parties hereto.

(ii) Security Documents.

(A) The Security Agreement, duly executed and delivered by GenomeDx Biosciences Corp.

(B) The Canadian Security Agreement, duly executed and delivered by the Borrower.

(C) Each of the Short-Form IP Security Agreements, duly executed and delivered by the applicable Obligor.

(D) Original share certificates or other documents or evidence of title with regard to all Equity Interests owned by the Obligors (to the extent that such Equity Interests are certificated), together with share transfer documents, undated and executed in blank.

(E) Subject to Section 8.16(c), duly executed control agreements in favor of the Lenders for all Deposit Accounts, Securities Accounts and Commodity Accounts owned by the Obligors in the United States or in Canada.

(F) Evidence of filing of UCC-1 or PPSA financing statements, as applicable, against each Obligor in its jurisdiction of formation or incorporation, the jurisdiction in which its chief executive office is located or the jurisdiction in which its assets are located, as the case may be.

(G) Evidence of filing of each of the Short-Form IP Security Agreements in the United States Patent and Trademark Office or the United States Copyright office, as applicable.

(H) Without limitation, all other documents and instruments reasonably required to perfect the Lenders’ Lien on, and security interest in, the Collateral required to be delivered on or prior to such Borrowing Date shall have been duly executed and delivered and be in proper form for filing, and shall create in favor of the Lenders, a perfected Lien on, and security interest in, the Collateral, subject to no Liens other than Permitted Liens.

(iii) Notes. Any Notes requested in accordance with Section 2.04.

(iv) Approvals. Copies of all material licenses, consents, authorizations and approvals of, and notices to and filings and registrations with, any Governmental Authority (including all foreign exchange approvals), and of all third-party consents and approvals, necessary in connection with the making and performance by the Obligors of the Loan Documents and the Transactions.

(v) Corporate Documents. Certified copies of the constitutive documents of each Obligor (if publicly available in such Obligor’s jurisdiction of formation) and of resolutions of the Board of Directors (or shareholders, if applicable) of each Obligor authorizing the making and performance by it of the Loan Documents to which it is a party.

(vi) Incumbency Certificate. A certificate of each Obligor as to the authority, incumbency and specimen signatures of the persons who have executed the Loan Documents and any other documents in connection herewith on behalf of the Obligors.

(vii) Good Standing Certificates. Subject to Section 8.16(e), a certificate from the appropriate Governmental Authority, bearing a current date acceptable to the Agent, to the effect that each Obligor not an individual is in good standing and qualified to transact business in its jurisdiction of organization and in each other jurisdiction where it transacts business.

(viii) Officer’s Certificate. A certificate, dated such Borrowing Date and signed by the President, a Vice President or a financial officer of Borrower, confirming compliance with the conditions set forth in Section 6.04.

(ix) Opinions of Counsel. A favorable opinion, dated such Borrowing Date, of counsel to each Obligor in form acceptable to the Lenders and their counsel, responsive to the requests set forth in Exhibit F.

(x) Insurance. Subject to Section 8.16(d), certificates of insurance evidencing the existence of all insurance required to be maintained by Borrower pursuant to Section 8.05(b) and the designation of the Lenders as lender loss payees or additional insured, as the case may be, thereunder.

(xi) SVB Loan Agreement. A payoff letter providing that (A) the SVB Term Loan Agreement shall be terminated and all loans and obligations thereunder repaid in full as of the Closing Date upon the funding of the Loans on such Borrowing Date, and (B) all Liens in favor of the secured parties under the SVB Term Loan Agreement shall be released on such Borrowing Date or promptly thereafter with the filing of release documents, PPSA discharges and UCC termination statements.

(xii) Funding Indemnity Letter. The Borrower shall have executed and delivered to the Lenders the Funding Indemnity Letter no later than twelve (12) Business Days prior to the Borrowing Date of the first Borrowing hereunder.

(xiii) Shareholder Consent. Evidence satisfactory to the Lenders that the shareholders of the Borrower holding at least 35% of the Series B preferred stock of the Borrower have entered into a postponement agreement to postpone their rights to redeem the Series B preferred stock of Borrower until such time when all Obligations under this Agreement and the other Loan Documents have been indefeasibly paid in full or such earlier time upon the written consent of the Lenders.

6.02 Conditions to Second Borrowing. The obligation of each Lender to make a Loan as part of a second Borrowing is subject to the following conditions precedent:

(a) Borrowing Date. Such Borrowing shall occur on or prior to March 28, 2016, or if Borrower fails to meet the minimum Revenue during the time period set forth in Section 6.02(c)(i), but meets the minimum Revenue during the time period set forth in Section 6.02(c)(ii), then on or prior to September 27, 2016.

(b) Amount of Borrowing. The amount of such Borrowing shall be at Borrower’s option and shall be up to $5,000,000.

(c) Borrowing Milestone. Borrower shall have achieved minimum Revenue of (i) at least $4,000,000 during any consecutive three (3) month period, provided that Borrower shall have achieved such Borrowing milestone relating to minimum Revenue no later than December 31, 2015, or (ii) if Borrower fails to meet the minimum Revenue during the time period set forth in Section 6.02(c)(i), at least $7,000,000 during any consecutive three (3) month period, provided that Borrower shall have achieved such Borrowing milestone relating to minimum

Revenue no later than June 30, 2016. For the avoidance of doubt, the conditions of this Section 6.02(c)(ii) and Section 6.03(c) may be satisfied with the same three (3) month period.

(d) Notice of Milestone Achievement and Audit. Borrower shall have delivered to the Lenders a notice certifying satisfaction of the conditions set forth in Section 6.02(c) no later than 60 calendar days thereafter, and the Lenders shall have been reasonably satisfied with the evidence of such achievement and with the results of its audit of Borrower’s Revenue by examining Borrower’s books and records.

(e) Notice of Borrowing. A Notice of Borrowing shall have been received no later than 60 calendar days after satisfaction of the condition set forth in Section 6.02(c).

6.03 Conditions to Third Borrowing. The obligation of each Lender to make a Loan as part of a third Borrowing is subject to the following conditions precedent:

(a) Borrowing Date. Such Borrowing shall occur on or prior to September 27, 2016.

(b) Amount of Borrowing. The amount of such Borrowing shall be at Borrower’s option and shall be up to $5,000,000.

(c) Borrowing Milestone. Borrower shall have achieved minimum Revenue of at least $7,000,000 during any consecutive three (3) month period, provided that Borrower shall have achieved such Borrowing milestone relating to minimum Revenue no later than June 30, 2016. For the avoidance of doubt, the conditions of this Section 6.03(c) and Section 6.02(c)(ii) may be satisfied with the same three (3) month period.

(d) Notice of Milestone Achievement and Audit. Borrower shall have delivered to the Lenders a notice certifying satisfaction of the conditions set forth in Section 6.03(c) no later than 60 calendar days thereafter, and the Lenders shall have been reasonably satisfied with the evidence of such achievement and with the results of its audit of Borrower’s Revenue by examining Borrower’s books and records.

(e) Notice of Borrowing. A Notice of Borrowing shall have been received no later than 60 calendar days after satisfaction of the condition set forth in Section 6.03(c).

(f) Second Borrowing. A second Borrowing has occurred pursuant to Section 6.02.

6.04 Conditions to Each Borrowing. The obligation of each Lender to make a Loan as part of any Borrowing (including the first Borrowing) is also subject to satisfaction of the following further conditions precedent on the applicable Borrowing Date:

(a) Commitment Period. Except in the case of any PIK Loan, such Borrowing Date shall occur during the Commitment Period.

(b) No Default; Representations and Warranties. Both immediately prior to the making of such Loan and after giving effect thereto and to the intended use thereof:

(i) no Default shall have occurred and be continuing; and

(ii) the representations and warranties made by Borrower in Section 7 shall be true on and as of the Borrowing Date, and immediately after giving effect to the application of the proceeds of the Borrowing, with the same force and effect as if made on and as of such date (except that the representation regarding representations and warranties that refer to a specific earlier date shall be that they were true on such earlier date).

(c) Notice of Borrowing. Except in the case of any PIK Loan, the Lenders shall have received a Notice of Borrowing as and when required pursuant to Section 2.02.

Each Borrowing shall constitute a certification by Borrower to the effect that the conditions set forth in this Section 6.04 have been fulfilled as of the applicable Borrowing Date.

SECTION 7

REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to the Lenders that:

7.01 Power and Authority. Each of Borrower and its Subsidiaries (a) is a duly organized and validly existing under the laws of its jurisdiction of organization, (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted except to the extent that failure to have the same would not reasonably be expected to have a Material Adverse Effect, (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would (either individually or in the aggregate) have a Material Adverse Effect, and (d) has full power, authority and legal right to make and perform each of the Loan Documents to which it is a party and, in the case of Borrower, to borrow the Loans hereunder.

7.02 Authorization; Enforceability. The Transactions are within each Obligor’s corporate powers and have been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Agreement has been duly executed and delivered by each Obligor and constitutes, and each of the other Loan Documents to which it is a party when executed and delivered by such Obligor will constitute, a legal, valid and binding obligation of such Obligor, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

7.03 Governmental and Other Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for (i) such as have been obtained or made and are in full force and effect and (ii) filings and recordings in respect of the Liens created pursuant to the Security Documents, (b) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of Borrower and its Subsidiaries or any order of any Governmental Authority, other than any such violations that, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon Borrower and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person, and (d) will not result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of Borrower and its Subsidiaries.

7.04 Financial Statements; Material Adverse Change.

(a) Financial Statements. Borrower has heretofore furnished to the Lenders certain financial statements as provided for in Section 8.01. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Borrower and its Subsidiaries as of such dates and for such periods in accordance with GAAP and consistent with Borrower’s past practice, subject to year-end audit adjustments and the absence of footnotes in the case of the previously-delivered statements of the type described in Section 8.01(b). Neither Borrower nor any of its Subsidiaries has any material contingent liabilities or unusual forward or long-term commitments not disclosed in the aforementioned financial statements.

(b) No Material Adverse Change. Since December 31, 2014, there has been no Material Adverse Change.

7.05 Properties.

(a) Property Generally. Each Obligor has good and marketable fee simple title to, or valid leasehold interests in, all its real and personal Property material to its business, subject only to Permitted Liens and except as would not reasonably be expected to interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

(b) Intellectual Property. The Obligors represent and warrant to the Lenders as of the date hereof as follows, and the Obligors acknowledge that the Lenders are relying on such representations and warranties in entering into this Agreement:

(i) Schedule 7.05(b) (as amended from time to time by Borrower in accordance with Section 7.20) contains:

(A) a complete and accurate list of all applied for or issued Patents, including the jurisdiction and patent number;

(B) a complete and accurate list of all applied for or registered Trademarks, including the jurisdiction, trademark application or registration number and the application or registration date; and

(C) a complete and accurate list of all applied for or registered Copyrights;

(ii) Each Obligor is the sole or joint owner of all right, title and interest in and , subject to any exclusive licenses granted thereunder, has the right to use the Obligor Intellectual

Property purported to be owned by such Obligor, except as to expired Patents with no breaks in chain of title with good and marketable title, free and clear of any Liens or Claims of any kind whatsoever other than Permitted Liens. Without limiting the foregoing, and except as set forth in Schedule 7.05(b) (as amended from time to time by Borrower in accordance with Section 7.20):

(A) other than with respect to the Material Agreements, or as permitted by Section 9.09, the Obligors have not transferred ownership of Material Intellectual Property, in whole or in part, to any other Person who is not an Obligor;

(B) other than (i) the Material Agreements, (ii) customary restrictions in in-bound licenses of Intellectual Property and non-disclosure agreements, or (iii) as would have been or is permitted by Section 9.09, there are no judgments, covenants not to sue, permits, grants, licenses, Liens (other than Permitted Liens), Claims, or other agreements or arrangements relating to Borrower’s Material Intellectual Property, including any development, submission, services, research, license or support agreements, which bind, obligate or otherwise restrict the Obligors;

(C) the use of any of the Obligor Intellectual Property, in the manner substantially similar to its use by Borrower in the conduct of its business as of the date hereof, to Borrower’s Knowledge, does not breach, violate, infringe or interfere with or constitute a misappropriation of any valid rights arising under any Intellectual Property of any other Person;

(D) there are no pending or, to Borrower’s Knowledge, threatened Claims against the Obligors asserted by any other Person involving the Obligor Intellectual Property, including any Claims of adverse ownership, invalidity, infringement, misappropriation, violation or other opposition to such Intellectual Property; the Obligors have not received any written notice from any Person that Borrower’s business, the use of the Obligor Intellectual Property, or the manufacture, use or sale of any product or the performance of any service by Borrower infringes, violates or constitutes a misappropriation of, or may infringe, violate or constitute a misappropriation of, or otherwise interfere with, any other Intellectual Property of such Person;

(E) the Obligors have no Knowledge that the Obligor Intellectual Property is being infringed, violated, misappropriated or otherwise used by any other Person without the express authorization of the Obligors. Without limiting the foregoing, the Obligors have not put any other Person on notice of actual or potential infringement, violation or misappropriation of any of the Obligor Intellectual Property; the Obligors have not initiated the enforcement of any Claim with respect to any of the Obligor Intellectual Property;

(F) to Borrower’s Knowledge, all relevant current and former employees of Borrower and all independent contractors of Borrower whose services reasonably might be expected to result in the creation of any Intellectual Property have executed written confidentiality and invention assignment Contracts with Borrower that irrevocably assign to Borrower or its designee all of their rights to any Inventions relating to Borrower’s business;

(G) to the Knowledge of the Obligors, the Obligor Intellectual Property is all the Intellectual Property necessary for the operation of Borrower’s business as it is currently conducted;

(H) the Obligors have taken reasonable precautions to protect the secrecy, confidentiality and value of the trade secrets and confidential information in such Obligor’s Intellectual Property;

(I) each Obligor has delivered to the Lenders accurate and complete copies of all Material Agreements relating to the Obligor Intellectual Property;

(J) there are no pending or, to the Knowledge of any of the Obligors, threatened in writing Claims against the Obligors asserted by any other Person relating to the Material Agreements, including any Claims of breach or default under such Material Agreements;

(iii) With respect to the Material Intellectual Property consisting of Patents owned by an Obligor, except as set forth in Schedule 7.05(b) (as amended from time to time by Borrower in accordance with Section 7.20), and without limiting the representations and warranties in Section 7.05(b)(ii):

(A) each of the issued claims in such Patents, to Borrower’s Knowledge, is valid and enforceable;

(B) the inventors identified in such Patents have executed written Contracts with Borrower (or other Obligor) or its predecessor-in-interest that properly and irrevocably assigns to Borrower (or other Obligor) or predecessor-in-interest all of their rights to any of the Inventions claimed in such Patents to the extent permitted by applicable law;

(C) none of such Patents, or the Inventions claimed in them, have been dedicated to the public except as a result of intentional decisions made by the applicable Obligor;

(D) to Borrower’s Knowledge, all prior art material to such Patents has been timely and adequately disclosed to or considered by the respective patent offices during prosecution of such Patents to the extent required by applicable law or regulation;

(E) subsequent to the issuance of such Patents, neither Borrower nor any Subsidiary Guarantors or their predecessors in interest, have filed any disclaimer of such Patents, other than terminal disclaimers to overcome double patenting rejections by the U.S. Patent and Trademark Office, or filed any other voluntary reduction in the scope of the Inventions claimed in such Patents;

(F) Borrower has not received written notice that any claim of such Patent is subject to any competing conception claims of allowable or allowed subject matter of any patent applications or patents of any third party and no such Patent has been the subject of any interference, re-examination, inter partes review, post-grant review, or opposition proceedings, nor are the Obligors aware of any basis for any such interference, re-examination, inter partes review, post-grant review, or opposition proceedings;

(G) no such Patents, to Borrower’s Knowledge, have ever been finally adjudicated to be invalid, unpatentable or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding, and, with the exception of publicly available documents in the applicable Patent Office recorded with respect to any Patents, the Obligors have not received any notice asserting that such Patents are invalid, unpatentable or unenforceable; if any of such Patents is terminally disclaimed to another patent or patent application, all patents and patent applications subject to such terminal disclaimer are included in the Collateral;

(H) there is no fact or circumstance known to the Obligors that would cause them to reasonably conclude that any of the issued patents in such Patents is invalid or unenforceable;

(I) the Obligors have no Knowledge that they or any prior owner of such Patents or their respective agents or representatives have engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate or render unpatentable or unenforceable any such Patents; and

(J) all maintenance fees, annuities, and the like due or payable on the Patents have been timely paid or the failure to so pay was the result of an intentional decision by the applicable Obligor or would not reasonably be expected to result in a Material Adverse Change.

(iv) none of the foregoing representations and statements of fact contains any untrue statement of material fact or omits to state any material fact necessary to make any such statement or representation not misleading to a prospective Lender seeking full information as to the Obligor Intellectual Property and the Borrower’s business.

(c) Material Intellectual Property. Schedule 7.05(c) (as amended from time to time by Borrower in accordance with Section 7.20) contains an accurate list of the Obligor Intellectual Property the loss of which, either individually or in the aggregate, reasonably would be expected to have a Material Adverse Effect, with an indication as to whether the applicable Obligor owns or has an exclusive or non-exclusive license to such Obligor Intellectual Property.

7.06 No Actions or Proceedings.

(a) Litigation. There is no litigation, investigation or proceeding pending or, to Borrower’s Knowledge, threatened in writing with respect to Borrower and its Subsidiaries by or before any Governmental Authority or arbitrator (i) that either individually or in the aggregate would reasonably be expected to have a Material Adverse Effect, except as specified in Schedule 7.06 (as amended from time to time by Borrower in accordance with Section 7.20) or (ii) that involves this Agreement or the Transactions.

(b) Environmental Matters. The operations and Property of Borrower and its Subsidiaries comply with all applicable Environmental Laws, except to the extent the failure to so comply (either individually or in the aggregate) would not reasonably be expected to have a Material Adverse Effect.

(c) Labor Matters. There are no labor actions or disputes involving the employees of Borrower that would reasonably be expected to have a Material Adverse Effect.

7.07 Compliance with Laws and Agreements. Each of the Obligors is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

7.08 Taxes. Except as set forth on Schedule 7.08, each of the Obligors has timely filed or caused to be filed all material Tax returns and reports required to have been filed and has paid or caused to be paid all material Taxes (assessed above $50,000) required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which such Obligor has set aside on its books adequate reserves with respect thereto generally in accordance with GAAP and consistent with Borrower’s past practice.

7.09 Full Disclosure. Borrower has disclosed to the Lenders all Material Agreements to which any Obligor is subject, and all other matters to its Knowledge, that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Obligors to the Lenders in connection with the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

7.10 Regulation.

(a) Investment Company Act. Neither Borrower nor any of its Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

(b) Margin Stock. Neither Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of the Loans will be used to buy or carry any Margin Stock in violation of Regulation T, U or X.

7.11 Solvency. Borrower is and, immediately after giving effect to the Borrowing and the use of proceeds thereof will be, Solvent.

7.12 Subsidiaries. Set forth on Schedule 7.12 is a complete and correct list of all Subsidiaries as of the date hereof. Each such Subsidiary is duly organized and validly existing under the jurisdiction of its organization shown in said Schedule 7.12, and the percentage ownership by Borrower of each such Subsidiary is as shown in said Schedule 7.12.

7.13 Indebtedness and Liens. Set forth on Schedule 7.13(a) is a complete and correct list of all Indebtedness of each Obligor outstanding as of the date hereof. Schedule 7.13(b) lists all Liens affirmatively granted by Borrower and other Obligors with respect to their respective Property and outstanding as of the date hereof.

7.14 Material Agreements. Set forth on Schedule 7.14 (as amended from time to time by Borrower in accordance with Section 7.20) is a complete and correct list of (i) each Material Agreement and (ii) each agreement creating or evidencing any Material Indebtedness. No Obligor is in material default under any such Material Agreement or agreement creating or evidencing any Material Indebtedness. Except as otherwise disclosed on Schedule 7.14, all material vendor purchase agreements and supplier contracts of the Obligors are in full force and effect without material modification from the form in which the same were disclosed to the Lenders, except for such modifications as would not reasonably be expected to be adverse to the interests of Lenders.

7.15 Restrictive Agreements. None of the Obligors is subject to any indenture, agreement, instrument or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets (other than (x) customary provisions in contracts (including without limitation leases and in-bound licenses of Intellectual Property) restricting the assignment thereof, (y) restrictions or conditions imposed by any agreement governing secured Permitted Indebtedness permitted under Section 9.01(h), to the extent that such restrictions or conditions apply only to the property or assets securing such Indebtedness), or (z) as such may apply to the interest of any Obligor in a Permitted Commercialization Arrangement Vehicle), or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to Borrower or any other Subsidiary or to Guarantee Indebtedness of Borrower or any other Subsidiary (each, a “Restrictive Agreement”), except (i) those listed on Schedule 7.15 or otherwise permitted under Section 9.11, (ii) restrictions and conditions imposed by law or by this Agreement, (iii) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or assets pending such sale, provided such restrictions and conditions apply only to the Subsidiary or assets that are to be sold and such sale is permitted hereunder, (iv) any stockholder agreement, charter, by laws or other organizational documents of Borrower or any Subsidiary as in effect on the date hereof, and (v) limitations associated with Permitted Liens.

7.16 Real Property.

(a) Generally. Neither Borrower nor any of its Subsidiaries owns or leases (as tenant thereof) any real property, except as described on Schedule 7.16 (as amended from time to time by Borrower in accordance with Section 7.20).

(b) Borrower Lease. (i) Borrower has delivered a true, accurate and complete copy of each Borrower Lease to Lenders.

(ii) Each Borrower Lease is in full force and effect and no default has occurred under any Borrower Lease and, to the Knowledge of Borrower, there is no existing condition which, but for the passage of time or the giving of notice, would reasonably be expected to result in a default under the terms of any Borrower Lease.

(iii) Either Borrower or a Subsidiary of Borrower is the tenant under each Borrower Lease and such tenant has not transferred, sold, assigned, conveyed, disposed of, mortgaged, pledged, hypothecated, or encumbered any of its interest in, such Borrower Lease.

7.17 Pension Matters. Schedule 7.17 sets forth, as of the date hereof, a complete and correct list of, and that separately identifies, (a) all Title IV Plans, (b) all Multiemployer Plans and (c) all material Benefit Plans. Each Benefit Plan, and each trust thereunder, intended to qualify for tax exempt status under Section 401 or 501 of the Code or other Requirements of Law so qualifies. Except for those that would not, in the aggregate, have a Material Adverse Effect, (x) each Benefit Plan is in compliance with applicable provisions of ERISA, the Code and other Requirements of Law, (y) there are no existing or pending (or to the Knowledge of any Obligor or Subsidiary thereof, threatened) claims (other than routine claims for benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigation involving any Benefit Plan to which any Obligor or Subsidiary thereof incurs or otherwise has or would have an obligation or any liability or Claim and (z) no ERISA Event is reasonably expected to occur. Borrower and each of its ERISA Affiliates has met all applicable requirements under the ERISA Funding Rules with respect to each Title IV Plan, and no waiver of the minimum funding standards under the ERISA Funding Rules has been applied for or obtained. As of the most recent valuation date for any Title IV Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is at least 60%, and neither Borrower nor any of its ERISA Affiliates knows of any facts or circumstances that would reasonably be expected to cause the funding target attainment percentage to fall below 60% as of the most recent valuation date. As of the date hereof, no ERISA Event has occurred in connection with which obligations and liabilities (contingent or otherwise) remain outstanding. No ERISA Affiliate would have any Withdrawal Liability as a result of a complete withdrawal from any Multiemployer Plan on the date this representation is made.

7.18 Collateral; Security Interest. Each Security Document is effective to create in favor of the Lenders a legal, valid and enforceable security interest in the Collateral subject thereto and each such security interest is perfected to the extent required by (and has the priority required by) the applicable Security Document. The Security Documents collectively, when financing statements and other filings specified on Schedule 7.18 in appropriate form are filed in the offices specified on Schedule 7.18, are effective to create in favor of the Lenders a legal, valid and enforceable security interest in the Collateral, which security interests are first-priority (subject only to Permitted Priority Liens).

7.19 Regulatory Approvals. Borrower and its Subsidiaries hold, and will continue to hold, either directly or through licensees and agents, all Regulatory Approvals, licenses, permits and similar governmental authorizations of a Governmental Authority necessary or required for Borrower and its Subsidiaries to conduct their operations and business in the manner currently conducted.

7.20 Update of Schedules. Each of Schedules 7.05(b) (in respect of the lists of Patents, Trademarks, and Copyrights under Section 7.05(b)(i)), 7.05(c), 7.06, 7.14 and 7.16 may be

updated by Borrower from time to time (including concurrently with the delivery of each Compliance Certificate) in order to insure the continued accuracy of such Schedule as of any upcoming date on which representations and warranties are made incorporating the information contained on such Schedule. Such update may be accomplished by Borrower providing to the Lenders, in writing (including by electronic means), a revised version of such Schedule in accordance with the provisions of Section 12.02. Each such updated Schedule shall be effective immediately upon the receipt thereof by the Lenders.

7.21 Canadian Pension or Benefit Plans. No Obligor has at any time in the past or present established or been associated with any Canadian Pension Plans or any Canadian Benefit Plans.

SECTION 8

AFFIRMATIVE COVENANTS

Each Obligor covenants and agrees with the Lenders that, until the Commitments have expired or been terminated and all Obligations (other than inchoate indemnity obligations) have been paid in full indefeasibly in cash:

8.01 Financial Statements and Other Information. Borrower will furnish to the Lenders:

(a) (i) so long as Borrower is not a Publicly Reporting Company, as soon as available and in any event within 45 days after the end of the first three fiscal quarters of each fiscal year (or 90 days, in the case of the fourth fiscal quarter), the consolidated balance sheets of the Obligors as of the end of such quarter, and the related consolidated statements of income, shareholders’ equity and cash flows of Borrower and its Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, prepared generally in accordance with GAAP and Borrower’s past practice consistently applied, all in reasonable detail and setting forth in comparative form the figures for the corresponding period in the preceding fiscal year, together with a certificate of a Responsible Officer of Borrower stating that such financial statements fairly present the financial condition of Borrower and its Subsidiaries as at such date and the results of operations of Borrower and its Subsidiaries for the period ended on such date and have been prepared in accordance with GAAP and Borrower’s past practice consistently applied, subject to changes resulting from normal, year-end audit adjustments, adjustments in non-cash stock based compensation and except for the absence of footnotes;

(ii) after Borrower becomes a Publicly Reporting Company, as soon as available and in any event within 5 days following the date Borrower files the Quarterly Report on Form 10-Q with the SEC, the consolidated balance sheets of the Obligors as of the end of such quarter, and the related consolidated statements of income and cash flows of Borrower and its Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, prepared in accordance with GAAP and Borrower’s past practice consistently applied, all in reasonable detail and setting forth in comparative form the figures for the corresponding period in the preceding fiscal year, together with a certificate of a Responsible Officer of Borrower stating that such financial statements fairly present the financial condition of Borrower and its Subsidiaries as at such date and the results of operations of Borrower and its Subsidiaries for the period ended on such date and have been prepared in accordance with GAAP and past practice consistently applied, subject to changes resulting from normal, year-end audit adjustments and except for the absence of footnotes;

(b) (i) so long as Borrower is not a Publicly Reporting Company, as soon as available and in any event within 180 days after the end of each fiscal year, the consolidated balance sheets of Borrower and its Subsidiaries as of the end of such fiscal year, and the related consolidated statements of income, shareholders’ equity and cash flows of Borrower and its Subsidiaries for such fiscal year, prepared in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, accompanied by a report containing the opinion thereon of PriceWaterhouseCoopers or another firm of independent certified public accountants of recognized national standing acceptable to the Lenders, which report shall be prepared in accordance with generally accepted auditing standards (provided that Lenders acknowledge that “going concern” or like qualification or “emphasis of matter” paragraph, in and of itself, will not render such opinion unacceptable to Lenders);

(ii) after Borrower becomes a Publicly Reporting Company, as soon as available and in any event within 5 days following the date Borrower files the Annual Report on Form 10-K with the SEC, the consolidated balance sheets of Borrower and its Subsidiaries as of the end of such fiscal year, and the related consolidated statements of income, shareholders’ equity and cash flows of Borrower and its Subsidiaries for such fiscal year, prepared in accordance with GAAP and past practice consistently applied, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, accompanied by a report containing the opinion of an independent certified public accountant of recognized national standing reasonably acceptable to the Lenders which report shall be prepared in accordance with generally accepted auditing standards (provided that Lenders acknowledge that a “going concern” or like qualification or “emphasis of matter” paragraph, in and of itself, will not render such opinion unacceptable to Lenders);

(c) together with the financial statements required pursuant to Sections 8.01(a) and (b), a compliance certificate of a Responsible Officer as of the end of the applicable accounting period (which delivery may, unless a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes) in the form of Exhibit E (a “Compliance Certificate”) including details of any issues that are material that are raised by auditors;

(d) promptly, and in any event within five Business Days after receipt thereof by an Obligor thereof, copies of each notice or other correspondence received from any securities regulator or exchange to the authority of which Borrower may become subject from time to time concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of such Obligor;

(e) as soon as available, a consolidated financial forecast for Borrower and its Subsidiaries for the following three fiscal years, including forecasted consolidated balance sheets, consolidated statements of income, shareholders’ equity and cash flows of Borrower and its Subsidiaries, it being recognized by the Lenders that such forecasts as they relate to future events are not to be viewed as fact and that factual results during the period or periods covered by such forecasts may differ from such forecasts;

(f) promptly, and in any event within five Business Days after receipt thereof by an Obligor thereof, copies of each notice or other correspondence received from any securities regulator or exchange to the authority of which Borrower may become subject from time to time concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of such Obligor;

(g) the information regarding insurance maintained by Borrower and its Subsidiaries as required under Section 8.05;

(h) promptly following Lenders’ written request at any time, proof of Borrower’s compliance with Sections 9.19, 9.20 and 10.01; and

(i) within five (5) days of delivery, copies of all statements, reports and notices (including board kits) made available to Borrower’s board of directors or holders of Borrower’s Equity Interests or holders of Permitted Cure Debt or Permitted Subordinated Debt, provided that any such material may be redacted by Borrower to exclude information relating to the Lenders (including Borrower’s strategy regarding the Loans); and

(j) after Borrower becomes a Publicly Reporting Company, within 5 days of filing, provide access (via posting and/or links on Borrower’s web site) to all reports on Form 10-K and Form 10-Q filed with the SEC, any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange; and within 5 days of filing, provide notice and access (via posting and/or links on Borrower’s web site) to all reports on Form 8-K filed with the SEC, and copies of (or access to, via posting and/or links on Borrower’s web site) all other reports, proxy statements and other materials filed by Borrower with the SEC, any Governmental Authority succeeding to any of the functions of the SEC or with any national securities exchange.

8.02 Notices of Material Events. Borrower will furnish to the Lenders written notice of the following promptly after a Responsible Officer first learns of the existence of:

(a) the occurrence of any Default;

(b) notice of the occurrence of any event with respect to its property or assets resulting in a Loss, to the extent not covered by insurance, aggregating $500,000 (or the Equivalent Amount in other currencies) or more;

(c) (A) any proposed acquisition of stock, assets or property by any Obligor that would reasonably be expected to result in environmental liability under Environmental Laws, and (B)(1) spillage, leakage, discharge, disposal, leaching, migration or release of any Hazardous Material required to be reported to any Governmental Authority under applicable Environmental Laws, and (2) all actions, suits, claims, notices of violation, hearings, investigations or proceedings pending, or to Borrower’s Knowledge, threatened against or affecting Borrower or any of its Subsidiaries or with respect to the ownership, use, maintenance and operation of their respective businesses, operations or properties, relating to Environmental Laws or Hazardous Material;

(d) the assertion of any environmental matter by any Person against, or with respect to the activities of, Borrower or any of its Subsidiaries and any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations which would reasonably be expected to involve damages in excess of $500,000 other than any environmental matter or alleged violation that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect;

(e) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or directly affecting Borrower or any of its Affiliates that, if adversely determined, would reasonably be expected to result in a Material Adverse Effect;

(f) (i) on or prior to any filing by any ERISA Affiliate of any notice of intent to terminate any Title IV Plan, a copy of such notice and (ii) promptly, and in any event within ten days, after any Responsible Officer of any ERISA Affiliate knows or has reason to know that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Title IV Plan or Multiemployer Plan, a notice (which may be made by telephone if promptly confirmed in writing) describing such waiver request and any action that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto;

(g) (i) the termination of any Material Agreement; (ii) the receipt by Borrower or any of its Subsidiaries of a notice under any Material Agreement asserting default by Borrower or any of its Subsidiaries where such alleged default, if accurate, would permit such counterparty to terminate such Material Agreement; (iii) the entering into of any new Material Agreement by an Obligor; or (iv) any material amendment to a Material Agreement, that is in any manner adverse to Lenders; provided that notices required for this subsection (g) may be delivered with Borrower’s quarterly Compliance Certificate unless any of the foregoing events would reasonably be expected to have a Material Adverse Effect;

(h) the reports and notices as required by the Security Documents;

(i) concurrently with the delivery of each Compliance Certificate, notice of any material change in accounting policies or financial reporting practices by the Obligors;

(j) promptly after the occurrence thereof, notice of any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other material labor disruption against or involving an Obligor;

(k) a licensing agreement or arrangement entered into by Borrower or any Subsidiary in connection with any infringement or alleged infringement of the Intellectual Property of another Person;

(l) any other development that results in, or would reasonably be expected to result in, a Material Adverse Effect;

(m) concurrently with the delivery of each Compliance Certificate, the creation or other acquisition of any Intellectual Property by Borrower or any Subsidiary after the date hereof and during such prior fiscal year which is registered or becomes registered or the subject of an application for registration with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as applicable, or with any other equivalent foreign Governmental Authority;

(n) any change to any Obligor’s ownership of Deposit Accounts, Securities Accounts and Commodity Accounts, by delivering to Lenders an updated Annex 7 to the Security Agreement or the Canadian Security Agreement, as applicable, setting forth a complete and correct list of all such accounts as of the date of such change; or

(o) such other information respecting the operations, properties, business or condition (financial or otherwise) of the Obligors (including with respect to the Collateral) as the Majority Lenders may from time to time reasonably request in writing.

Each notice delivered under this Section 8.02 shall be accompanied by a statement of a financial officer or other executive officer of Borrower setting forth in reasonable detail the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

8.03 Existence; Conduct of Business. Such Obligor will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, amalgamation, consolidation, liquidation or dissolution permitted under Section 9.03.

8.04 Payment of Obligations. Such Obligor will, and will cause each of its Subsidiaries to, pay and discharge its obligations, including (i) all Taxes, fees, assessments and governmental charges or levies imposed upon it or upon its properties or assets prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien upon any properties or assets of Borrower or any Subsidiary, except to the extent such Taxes, fees, assessments or governmental charges or levies, or such claims are being contested in good faith by appropriate proceedings and are adequately reserved against in accordance with GAAP; and (ii) all lawful claims which, if unpaid, would by law become a Lien upon its property not constituting a Permitted Lien.

8.05 Insurance. Such Obligor will maintain, and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, it being understood and agreed that the insurance held by Borrower on the Closing Date is deemed to fulfill this requirement on the date hereof. Upon the written request of Majority Lenders, Borrower shall furnish the Lenders from time to time with full information as to the insurance carried by it and, if so requested, copies of all such insurance policies. Borrower also shall furnish to the Lenders from time to time upon the written request of the Majority Lenders a letter from Borrower’s insurance broker or other insurance specialist stating that all premiums then due on the policies relating to insurance on the Collateral have been paid, that such policies are in full force and effect.

Borrower shall use commercially reasonable efforts to ensure, that all insurance policies required under this Section 8.05 will not be terminated or cancelled nor shall any such policy be materially changed in a manner adverse to Borrower without at least 30 days’ (10 days’ for nonpayment of premium) prior written notice to Borrower and the Lenders. Receipt of notice of termination or cancellation of any such insurance policies or reduction of coverages or amounts thereunder shall entitle the Lenders to renew any such policies, cause the coverages and amounts thereof to be maintained at levels required pursuant to the first sentence of this Section 8.05 or otherwise to obtain similar insurance in place of such policies, in each case at the expense of Borrower.

8.06 Books and Records; Inspection Rights. Such Obligor will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Such Obligor will, and will cause each of its Subsidiaries to, permit any representatives designated by the Lenders, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times (but not more often than once a year unless an Event of Default has occurred and is continuing).

8.07 Compliance with Laws and Other Obligations. Such Obligor will, and will cause each of its Subsidiaries to, (i) comply in all material respects with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (including Environmental Laws) and (ii) comply in all material respects with all terms of Indebtedness and all other Material Agreements, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

8.08 Maintenance of Properties, Etc.

(a) Such Obligor shall, and shall cause each of its Subsidiaries to, maintain and preserve all of its properties necessary or useful in the proper conduct of its business in good working order and condition in accordance with the general practice of other Persons of similar character and size, ordinary wear and tear and damage from casualty or condemnation excepted.

(b) If Borrower or a Subsidiary of Borrower shall be in default under any Borrower Lease, Borrower shall permit the Lenders to cause the default or defaults under such Borrower Lease to be remedied.

(c) If Borrower acquires or becomes the owner of any piece of real property at any time with a fair market value in excess of $1,000,000, Borrower shall (i) enter into a mortgage securing the Obligations in favor of the Lenders, and (ii) in connection therewith, execute real property security waivers reasonably requested by the Lenders in form reasonably satisfactory to the Lenders.

(d) Borrower shall ensure that it maintains a Clinical Laboratory Improvement Amendments (CLIA) facility at all times that such facility is necessary to the conduct of Borrower’s business.

8.09 Licenses. Such Obligor shall, and shall cause each of its Subsidiaries to, obtain and maintain all licenses, authorizations, consents, filings, exemptions, registrations and other Governmental Approvals necessary in connection with the execution, delivery and performance of the Loan Documents, the consummation of the Transactions or the operation and conduct of its business and ownership of its properties, except where failure to do so would not reasonably be expected to have a Material Adverse Effect.

8.10 Action under Environmental Laws. Such Obligor shall, and shall cause each of its Subsidiaries to, upon becoming aware of the presence of any Hazardous Materials or the existence of any environmental liability under applicable Environmental Laws with respect to their respective businesses, operations or properties, take all actions, at their cost and expense, as shall be necessary or advisable to investigate and clean up the condition of their respective businesses, operations or properties, including all required removal, containment and remedial actions, and restore their respective businesses, operations or properties to a condition in compliance with applicable Environmental Laws.

8.11 Use of Proceeds. The proceeds of the Loans will be used only as provided in Section 2.05. No part of the proceeds of the Loans will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X.

8.12 Certain Obligations Respecting Subsidiaries; Further Assurances.

(a) Subsidiary Guarantors. Such Obligor will take such action, and will cause each of its Subsidiaries to take such action, from time to time as shall be necessary to ensure that all Subsidiaries that are Domestic Subsidiaries or Canadian Subsidiaries, and such Foreign Subsidiaries as are required under Section 8.12(b), are “Subsidiary Guarantors” hereunder. Without limiting the generality of the foregoing, in the event that Borrower or any of its Subsidiaries shall form or acquire any new Subsidiary that is a Domestic Subsidiary, Canadian Subsidiary or a Foreign Subsidiary meeting the requirements of Section 8.12(b), such Obligor and its Subsidiaries will promptly and in any event within thirty (30) days (or such longer time as consented to by the Majority Lenders in writing) of the formation or acquisition of such Subsidiary:

(i) cause such new Subsidiary to become a “Subsidiary Guarantor” hereunder, and a “Grantor” under the Security Agreement or the Canadian Security Agreement, as applicable, pursuant to a Guarantee Assumption Agreement;

(ii) take such action or cause such Subsidiary to take such action (including delivering such shares of stock together with undated transfer powers executed in blank) as shall be necessary to create and perfect valid and enforceable first priority (subject to Permitted Priority Liens) Liens on substantially all of the personal property of such new Subsidiary as collateral security for the obligations of such new Subsidiary hereunder;

(iii) to the extent that the parent of such Subsidiary is not a party to the Security Agreement or the Canadian Security Agreement, or has not otherwise pledged Equity Interests in its Subsidiaries in accordance with the terms of the Security Agreement or the

Canadian Security Agreement and this Agreement, cause the parent of such Subsidiary to execute and deliver a pledge agreement in favor of the Lenders in respect of all outstanding issued shares of such Subsidiary; and

(iv) deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section 6.01 or as the Majority Lenders shall have requested.

(b) Foreign Subsidiaries. Subject to Section 8.12(c), in the event that, at any time, Foreign Subsidiaries who are not Subsidiary Guarantors have, in the aggregate, (i) total revenues constituting 5% or more of the total revenues of Borrower and its Subsidiaries on a consolidated basis, or (ii) total assets constituting 5% or more of the total assets of Borrower and its Subsidiaries on a consolidated basis, promptly (and, in any event, within 30 days after such time (or such longer time as consented to by the Majority Lenders in writing) Obligors shall cause one or more of such Foreign Subsidiaries to become Subsidiary Guarantors in the manner set forth in Section 8.12(a), such that, after such Subsidiaries become Subsidiary Guarantors, the non-guarantor Foreign Subsidiaries in the aggregate shall cease to have revenues or assets, as applicable, that meet the thresholds set forth in clauses (i) and (ii) above. In addition, any Foreign Subsidiary that owns a manufacturing facility that is material to the business of the Borrower, as determined by the Lenders in their reasonable discretion, shall become a Subsidiary Guarantor in the manner set forth in Section 8.12(a); provided that in each case, no Foreign Subsidiary or Controlled Foreign Corporation shall be required to become a Subsidiary Guarantor if doing so would result in material adverse tax consequences for Borrower and its Subsidiaries, taken as a whole. For the purposes of this section, the determination of whether a “material adverse tax consequence” shall be deemed to result from such Foreign Subsidiary or Controlled Foreign Corporation becoming a Subsidiary Guarantor shall be made by the Majority Lenders in their sole reasonable discretion, following consultation with the Borrower.

(ii) Subject to Section 8.12(c), each Obligor shall grant a perfected first priority security interest and Lien in 100% of the voting stock of all First-Tier Foreign Subsidiaries in favor of the Lenders as Collateral for the Obligations. Without limiting the generality of the foregoing, in the event that any Obligor shall form or acquire any new Subsidiary that is a First-Tier Foreign Subsidiary, such Obligor will promptly and in any event within thirty (30) days of the formation or acquisition of such Subsidiary (or such longer time as consented to by the Majority Lenders in writing) grant a perfected first priority security interest and Lien in 100% of the voting stock of such Subsidiary in favor of the Lenders as Collateral for the Obligations; provided however, no Obligor shall be required to grant a perfected first priority security interest and Lien in more than 65% of the voting stock of a First-Tier Foreign Subsidiary or a Controlled Foreign Corporation if doing so would result in material adverse tax consequences for Borrower and its Subsidiaries, taken as a whole. For the purposes of this section, the determination of whether a “material adverse tax consequence” shall be deemed to result from such Obligor granting a perfected first priority security interest and Lien in more than 65% of the voting stock of a First-Tier Foreign Subsidiary or a Controlled Foreign Corporation shall be made by Majority Lenders in their sole reasonable discretion, following consultation with the Borrower.

(c) Further Assurances. Such Obligor will, and will cause each of its Subsidiaries to, take such action from time to time as shall reasonably be requested in writing by the Majority Lenders to effectuate the purposes and objectives of this Agreement.

Without limiting the generality of the foregoing, each Obligor will, and will cause each Person that is required to be a Subsidiary Guarantor to, take such action from time to time (including executing and delivering such assignments, security agreements, control agreements and other instruments) as shall be reasonably requested by the Majority Lenders in writing to create, in favor of the Lenders, perfected security interests and Liens in substantially all of the personal property of such Obligor as collateral security for the Obligations; provided that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents.

8.13 Termination of Non-Permitted Liens. In the event that Borrower or any of its Subsidiaries shall become aware or be notified by the Lenders of the existence of any outstanding Lien against any Property of Borrower or any of its Subsidiaries, which Lien is not a Permitted Lien, Borrower shall use its best efforts to promptly terminate or cause the termination of such Lien.

8.14 Intellectual Property. In the event that the Obligors acquire Obligor Intellectual Property during the term of this Agreement, then the provisions of this Agreement shall automatically apply thereto and any such Obligor Intellectual Property shall automatically constitute part of the Collateral under the Security Documents, without further action by any party, in each case from and after the date of such acquisition (except that any representations or warranties of any Obligor shall apply to any such Obligor Intellectual Property only from and after the date, if any, subsequent to such acquisition that such representations and warranties are brought down or made anew as provided herein).

8.15 Board Observer Seat. Borrower shall grant the Lenders the right to designate one observer to attend all meetings of the Borrower’s board of directors.

8.16 Post-Closing Items.

(a) Borrower shall use commercially reasonable efforts to cause the landlord of each leased property listed on Schedule 7.16 to execute and deliver to Lenders, not later than 60 days following the date hereof, a Landlord Consent.

(b) Borrower shall use commercially reasonable efforts to execute and deliver to the Lenders, at the request of the Lenders, such duly executed Intellectual Property security agreements as the Lenders may require with respect to foreign Intellectual Property, and take such other action as the Lenders may reasonably deem necessary or appropriate to duly record or otherwise perfect the security interest created thereunder in that portion of the Collateral consisting of Intellectual Property located outside the United States.

(c) Not later than 30 days after the date hereof, Borrower shall execute and deliver to the Lenders fully executed control agreements, in form and substance reasonably acceptable to the Majority Lenders, as may be required to perfect the security interest created under the Canadian Security Agreement, or as may otherwise be reasonably requested by the Majority Lenders, in the HSBC Accounts.

(d) Not later than 30 days after the date hereof, Borrower shall deliver to the Lenders insurance endorsements, each in form and substance satisfactory to the Majority Lenders, related to the property insurance policies of GenomeDx Corp. designating the Lenders as lender loss payees thereunder.

(e) Not later than 15 days after the date hereof, Borrower shall deliver to the Lenders evidence in form and substance reasonably acceptable to the Majority Lenders that GenomeDx Corp. is in good standing and qualified to transact business in the State of California.

SECTION 9

NEGATIVE COVENANTS

Each Obligor covenants and agrees with the Lenders that, until the Commitments have expired or been terminated and all Obligations (other than inchoate indemnity obligations) have been paid in full indefeasibly in cash:

9.01 Indebtedness. Such Obligor will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, whether directly or indirectly, except:

(a) the Obligations;

(b) Indebtedness existing on the date hereof and set forth on Schedule 7.13(a) and Permitted Refinancings thereof;

(c) Permitted Priority Debt;

(d) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the ordinary course of Borrower’s or such Subsidiary’s business in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

(e) Indebtedness consisting of guarantees resulting from endorsement of negotiable instruments for collection by any Obligor in the ordinary course of business;

(f) Indebtedness of any Obligor to the extent the same is permitted as an Investment pursuant to Sections 9.05(e) and (f);

(g) Guarantees by (i) any Obligor of Indebtedness of any other Obligor and (ii) any Subsidiary not a Subsidiary Guarantor of Indebtedness of any other Subsidiary not a Subsidiary Guarantor;

(h) normal course of business equipment financing; provided that (i) if secured, the collateral therefor consists solely of the assets being financed, the products and proceeds thereof and books and records related thereto, and (ii) the aggregate outstanding principal amount of such Indebtedness does not exceed $1,000,000 (or the Equivalent Amount in other currencies) at any time;

(i) Unsecured Indebtedness in connection with corporate credit cards, purchasing cards or bank card products in an aggregate principal amount at any time outstanding not to exceed $362,500 (or the Equivalent Amount in other currencies);

(j) Indebtedness in respect of any agreement providing for treasury, depositary, or cash management services, including in connection with any automated clearing house transfers of funds or any similar transactions, securities settlements, foreign exchange contracts, assumed settlement, netting services, overdraft protections and other cash management, intercompany cash pooling and similar arrangements, in each case in the ordinary course of business;

(k) Indebtedness with respect to letters of credit outstanding, provided that at any time in any given calendar year, the outstanding principal amount of such Indebtedness shall not exceed $50,000 at any time outstanding;

(l) (i) Indebtedness incurred, assumed or otherwise acquired in connection with Permitted Acquisitions (which may be Indebtedness existing prior to the Permitted Acquisition secured by the assets acquired as described in Section 9.02(k)(ii)), and (ii) and Permitted Refinancings thereof, so long as the principal amount of such Indebtedness, when added to the aggregate consideration (cash or non-cash) paid by the Obligors for all Permitted Acquisitions, does not exceed $5,000,000;

(m) Permitted Cure Debt;

(n) Unsecured obligations under bona fide time-based licenses of Borrower or any Subsidiary in the ordinary course of business;

(o) advance or deposits from customers or vendors received in the ordinary course of business and held with a deposit bank insured by the Federal Deposit Insurance Corporation;

(p) Unsecured Indebtedness (other than for borrowed money) that may be deemed to exist pursuant to any bona fide warranty or contractual service obligations or performance in the ordinary course of business;

(q) Unsecured Indebtedness consisting of (i) the bona fide financing of insurance premiums or self-insurance obligations (which must be commercially reasonable and consistent with insurance practices generally) or (ii) take-or-pay obligations contained in supply or similar agreements, in each case, in the ordinary course of business;

(r) any indemnification, purchase price adjustment, earn-out or similar obligations incurred in connection with Investments permitted by Section 9.03(e) (but subject to the same monetary limits as described in Section 9.03(e));

(s) other unsecured Indebtedness in an aggregate principal amount not to exceed $250,000 at any time outstanding;

(t) Unsecured workers’ compensation claims, payment obligations in connection with health, disability or other types of social security benefits, unemployment or other insurance obligations, reclamation and statutory obligations, in each case incurred in the ordinary course of Borrower’s or its Subsidiary’s business;

(u) Permitted Subordinated Debt in an aggregate principal amount that does not exceed $20,000,000 at any time outstanding; and

(v) Indebtedness approved in advance in writing by the Majority Lenders.

9.02 Liens. Such Obligor will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a) Liens securing the Obligations;

(b) any Lien on any property or asset of Borrower or any of its Subsidiaries existing on the date hereof and set forth in Schedule 7.13(b); provided that (i) no such Lien shall extend to any other property or asset of Borrower or any of its Subsidiaries and (ii) any such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(c) Liens described in the definition of “Permitted Priority Debt”;

(d) Liens securing Indebtedness permitted under Section 9.01(h); provided that such Liens are restricted solely to the collateral described in Section 9.01(h);

(e) Liens imposed by law which were incurred in the ordinary course of business, including (but not limited to) carriers’, warehousemen’s and mechanics’ liens, liens relating to leasehold improvements and other similar liens arising in the ordinary course of business and which (x) do not in the aggregate materially detract from the value of the Property subject thereto or materially impair the use thereof in the operations of the business of such Person or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such liens and for which adequate reserves have been made if required in accordance with GAAP;

(f) Liens, pledges or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other similar social security legislation;

(g) Liens securing taxes, assessments and other governmental charges, the payment of which is not yet due or is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made;

(h) servitudes, easements, rights of way, restrictions and other similar encumbrances on real Property imposed by applicable Laws and encumbrances consisting of zoning or building restrictions, easements, licenses, restrictions on the use of property or minor imperfections in title thereto which, in the aggregate, are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any of the Obligors;

(i) with respect to any real Property, (A) such defects or encroachments as might be revealed by an up-to-date survey of such real Property; (B) the reservations, limitations, provisos and conditions expressed in the original grant, deed or patent of such property by the original owner of such real Property pursuant to applicable Laws; and (C) rights of expropriation, access or user or any similar right conferred or reserved by or in applicable Laws, which, in the aggregate for (A), (B) and (C), are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any of the Obligors; and (D) leases or subleases granted in the ordinary course of business;

(j) Bankers liens, rights of setoff and similar Liens incurred on deposits made in the ordinary course of business;

(k) (i) Liens securing Indebtedness permitted in reliance on Section 9.01(l), provided that such Liens extend solely to the assets acquired in such Permitted Acquisition; and (ii) Liens on property acquired in and existing at the time of a Permitted Acquisition, provided that such Liens do not attach to any other property of any other Obligor or Subsidiary; and provided that such Liens are of the type otherwise permitted under this Section 9.02;

(l) Non-exclusive licenses or sublicenses, leases or subleases of property (other than real Property or Intellectual Property) granted in the ordinary course of Borrower’s business, if the leases, subleases, licenses and sublicenses do not prohibit an Obligor from granting Agent or any Lender a security interest in such property;

(m) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 11.01(l);

(n) Liens consisting of cash collateral arrangements made with respect to letters of credit permitted by Section 9.01(k) but not exceeding the amount of the Indebtedness permitted by Section 9.01(k);

(o) Liens in connection with transfers permitted under Section 9.09; and

(p) Liens the creation of which did not involve Borrower’s or its Subsidiaries’ consensual participation or involvement encumbering assets not to exceed $50,000 in the aggregate.

provided that no Lien otherwise permitted under any of the foregoing (other than Sections 9.02 (a), (k), (m) and (o)) shall apply to any Material Intellectual Property.

9.03 Fundamental Changes and Acquisitions. Such Obligor will not, and will not permit any of its Subsidiaries to, (i) enter into any transaction of merger, amalgamation or consolidation (ii) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or (iii) make any Acquisition or otherwise acquire any business or substantially all the property from, or capital stock of, or be a party to any acquisition of, any Person, except:

(a) Investments permitted under Section 9.05(e) and 9.05(f);

(b) the merger, amalgamation or consolidation of any Subsidiary Guarantor with or into Borrower or any other Subsidiary Guarantor (provided that no Domestic Subsidiary shall merge, amalgate or consolidate with Borrower or a Canadian Subsidiary and no Canadian Subsidiary shall merge, amalgate or consolidate with a Domestic Subsidiary);

(c) the sale, lease, transfer or other disposition by any Subsidiary Guarantor of any or all of its property (upon voluntary liquidation or otherwise) to Borrower or any other Obligor, (provided that no Domestic Subsidiary shall sell, lease, transfer or otherwise dispose all or substantially of its property (upon voluntary liquidation or otherwise) to Borrower or a Canadian Subsidiary and no Canadian Subsidiary shall sell, lease, transfer or otherwise dispose all or substantially of its property (upon voluntary liquidation or otherwise) to a Domestic Subsidiary); and

(d) the sale, transfer or other disposition of the capital stock of any Subsidiary Guarantor to Borrower or any other Obligor;

(e) Permitted Acquisitions in an amount not exceeding $5,000,000 in the aggregate (as measured by the sum of (i) aggregate consideration (cash or non-cash) paid by Obligors for such acquisition, and (ii) the principal amount of any pre-existing Indebtedness of the acquired party assumed by Obligors under such acquisition), provided that any non-cash consideration paid by Obligors for an acquisition of the capital stock of PFS Genomics Inc. not owned by the Borrower on the date hereof shall not be counted towards this $5,000,000 limit; and

(f) the Obligors may enter into Permitted Commercialization Arrangements.

9.04 Lines of Business. Such Obligor will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than the business engaged in on the date hereof by Borrower or any Subsidiary or a business reasonably related, incidental or complimentary thereto or reasonable extensions thereof and cancer diagnostics generally.

9.05 Investments. Such Obligor will not, and will not permit any of its Subsidiaries to, make, directly or indirectly, or permit to remain outstanding any Investments except:

(a) Investments outstanding on the date hereof and identified in Schedule 9.05;

(b) operating deposit accounts with banks;

(c) extensions of credit in the nature of accounts receivable or notes receivable arising from the sales of goods or services in the ordinary course of business;

(d) Permitted Cash Equivalent Investments;

(e) Investments by Borrower or Subsidiary Guarantors in Subsidiary Guarantors;

(f) Investments by Borrower or Subsidiary Guarantors in Foreign Subsidiaries consisting of (A) cash and equipment only in an aggregate amount at any time outstanding (net of any intercompany loan repayments and returns of invested capital) not to exceed on the date any such Investment is made $500,000 or (B) the transfer of Intellectual Property, (i) pursuant to a comprehensive plan that is approved by Borrower’s Board of Directors and designed to increase the tax efficiency of the Borrower and its Subsidiaries as a whole, and in all cases, (ii) subject to Majority Lenders’ prior written consent (Lenders agree to consider in good faith through negotiation with the Borrower the advantages of such plan to the Borrower and its shareholders compared to any potential loss in collateral value, priority of rights with respect to collateral or ability to enforce timely the Loan Documents for the Lenders and any related changes in creditworthiness of the Borrower and the Subsidiary Guarantors, in each case, associated with any such transfer of Intellectual Property);

(g) Hedging Agreements entered into in the ordinary course of Borrower’s financial planning solely to hedge currency risks (and not for speculative purposes) and in an aggregate net exposure amount for all such Hedging Agreements not in excess of $100,000 (or the Equivalent Amount in other currencies);

(h) Investments consisting of security deposits with utilities, landlords and other like Persons made in the ordinary course of business;

(i) employee loans, travel advances and guarantees in accordance with Borrower’s usual and customary practices with respect thereto (if permitted by applicable law) which in the aggregate shall not exceed $200,000 outstanding at any time (or the Equivalent Amount in other currencies);

(j) Investments received in connection with any Insolvency Proceedings in respect of any customers, suppliers or clients and in settlement of delinquent obligations of, and other disputes with, customers, suppliers or clients;

(k) Investments as part of a Permitted Commercialization Arrangement, provided that the value of the cash and tangible property components of such Investment shall not exceed $500,000 in the aggregate at any time outstanding for all such Permitted Commercialization Arrangements taken together;

(l) Investments permitted under Section 9.03; and

(m) Investments acquired as a result of a Permitted Acquisition to the extent that such Investments were not made in contemplation of or in connection with such Permitted Acquisition and were in existence prior to the date of such Permitted Acquisition, subject to the other limits on Investments set forth in this Section 9.05 and the limit on Permitted Acquisitions set forth in Section 9.03(e).

9.06 Restricted Payments. Such Obligor will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except:

(a) Borrower may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock;

(b) Borrower may purchase, redeem, retire, or otherwise acquire shares of its capital stock or other Equity Interests with the proceeds received from a substantially concurrent issue of new shares of its capital stock or other Equity Interests;

(c) for payments pursuant to employee stock plans in an aggregate amount not to exceed the sum of $100,000;

(d) a Restricted Payment of dividends by any Subsidiary Guarantor to any other Obligor; and

(e) a Restricted Payment by any Subsidiary not a Subsidiary Guarantor to any Obligor or any other Subsidiary.

9.07 Payments of Indebtedness. Such Obligor will not, and will not permit any of its Subsidiaries to, make any payments in respect of any Indebtedness other than (i) payments of the Obligations, (ii) scheduled payments of other Indebtedness, and (iii) repayment of intercompany Indebtedness permitted in reliance upon Section 9.01(f).

9.08 Change in Fiscal Year. Such Obligor will not, and will not permit any of its Subsidiaries to, change the last day of its fiscal year from that in effect on the date hereof, except to change the fiscal year of a Subsidiary acquired in connection with an Acquisition to conform its fiscal year to that of Borrower.

9.09 Sales of Assets, Etc. Unless the prepayment required under Section 3.03(b)(i) simultaneously is made, such Obligor will not, and will not permit any of its Subsidiaries to, sell, lease, exclusively license (in terms of geography or field of use), transfer, or otherwise dispose of any of its Property (including accounts receivable and capital stock of Subsidiaries) to any Person in one transaction or series of transactions (any thereof, an “Asset Sale”), except:

(a) transfers of cash for equivalent value and inventory in the ordinary course of its business;

(b) sales or leases of inventory in the ordinary course of its business on ordinary business terms;

(c) development and other collaborative arrangements in the ordinary course of business, where such arrangements provide for the licenses or disclosure of Patents, Trademarks, Copyrights or other Intellectual Property rights or other product or service marketing rights consistent with general market practices and the Borrower’s past practices; provided that such arrangements are not a sale of the Property in substance;

(d) transfers of Property by any Obligor to any other Obligor (subject to the limitations set forth in Section 9.03(b) and (c));

(e) a sale, lease, exclusive license, transfer or other disposition of any Property that is obsolete or worn out or no longer used or useful in connection with the business of Borrower or its Subsidiaries;

(f) dispositions consisting of the sale, transfer, assignment or other disposition of unpaid and overdue accounts receivable in connection with the collection, compromise or settlement thereof in the ordinary course of business and not as part of a financing transaction;

(g) dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds (determined on an after-tax basis) of such disposition are applied to the purchase price of such replacement property within 180 days;

(h) dispositions resulting from casualty events;

(i) so long as no Event of Default has occurred and is continuing, non-exclusive licenses of Borrower’s Intellectual Property to Foreign Subsidiaries that are terminable, at Majority Lenders’ request, upon the occurrence of an Event of Default unless such Foreign Subsidiaries become Subsidiary Guarantors hereunder;

(j) licenses for the use of the Intellectual Property of Borrower or its Subsidiaries (but not to any of Borrower’s Affiliates except for a Permitted Commercialization Arrangement Vehicle) that are approved by Borrower’s Board of Directors and which would not result in a legal transfer of title of the licensed property used either (i) for clinical indications other than epilepsy (which may be exclusive or non-exclusive licenses), (ii) for clinical indications for epilepsy within the United States (which may be non-exclusive licenses only); or (iii) for clinical indications for cancer diagnostics outside the United States to distributors only (which may be non-exclusive licenses, or licenses that are exclusive in scope or geography only);

(k) any transaction permitted under Section 9.03 or 9.05.

Notwithstanding the foregoing, unless a mandatory prepayment is required under Section 3.03(b)(i), in which case Borrower shall pay any Specified Proceeds (defined below) directly to the Lenders, upon the occurrence of (A) a Material Adverse Change, (B) an Asset Sale of Intellectual Property or equipment generating gross proceeds in excess of $1,000,000 or (C) an Asset Sale of a Subsidiary of Borrower, Borrower shall open a segregated deposit account with a deposit bank, in which a first priority security interest is granted in favor of the Lenders, which deposit account shall be subject to a control agreement in favor of the Lenders, and Borrower shall thereafter deposit in such segregated account all proceeds from any Asset Sale described in clauses (B) and (C) hereof consisting of proceeds from Intellectual Property and equipment (“Specified Proceeds”). For the avoidance of doubt, Asset Sale as used in this paragraph shall include the sale, license, lease or other transfer or disposition of any interest in Intellectual Property and equipment.

9.10 Transactions with Affiliates. Such Obligor will not, and will not permit any of its Subsidiaries to, sell, lease, license or otherwise transfer any assets to, or purchase, lease, license or otherwise acquire any assets from, or otherwise engage in any other transactions with, any of its Affiliates, except:

(a) transactions between or among Obligors;

(b) any transaction permitted under Section 9.01, 9.05, 9.06 or 9.09;

(c) customary compensation and indemnification of, and other employment arrangements with, directors, officers and employees of Borrower or any Subsidiary in the ordinary course of business,

(d) Borrower may issue Equity Interests to Affiliates in exchange for cash, provided that the terms thereof are no less favorable (including the amount of cash received by Borrower) to Borrower than those that would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate of Borrower;

(e) transactions consented to by Majority Lenders, which consent shall not be unreasonably withheld, which increase the tax efficiency of Borrower and its Subsidiaries as a whole that are undertaken between Borrower and its Subsidiaries in good faith based on advice of external legal counsel and that comply with arm’s length principles pursuant to Section 482 of the Code and regulations thereunder; and

(f) the transactions set forth on Schedule 9.10.

9.11 Restrictive Agreements. Such Obligor will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any Restrictive Agreement that contains terms and provisions that are inconsistent with those found in the Loan Documents such that a conflict would exist that would cause, or would reasonably be expected to cause, a material breach of any Loan Document or such Restrictive Agreement.

9.12 Termination of Material Agreements. Such Obligor will not, and will not permit any of its Subsidiaries to, terminate any Material Agreement (unless replaced with another agreement(s) that, viewed as a whole, is on the same or better terms for Borrower or such Subsidiary) without in each case the prior written consent of the Lender (which consent shall not be unreasonably withheld or delayed).

9.13 Operating Leases. Borrower will not, and will not permit any of its Subsidiaries to, make any expenditures in respect of operating leases, except for:

(a) real estate operating leases;

(b) operating leases between Borrower and any of its wholly-owned Subsidiaries or between any of Borrower’s wholly-owned Subsidiaries; and

(c) operating leases that would not cause Borrower and its Subsidiaries, on a consolidated basis, to make payments exceeding $400,000 (or the Equivalent Amount in other currencies) in any fiscal year.

9.14 Sales and Leasebacks. Except as disclosed on Schedule 9.14 or as permitted by Section 9.01(h) or Section 9.13, such Obligor will not, and will not permit any of its Subsidiaries to, become liable, directly or indirectly, with respect to any lease, whether an operating lease or a Capital Lease Obligation, of any property (whether real, personal, or mixed), whether now owned or hereafter acquired, (i) which Borrower or such Subsidiary has sold or transferred or is to sell or transfer to any other Person and (ii) which Borrower or such Subsidiary intends to use for substantially the same purposes as property which has been or is to be sold or transferred.

9.15 Hazardous Material. Such Obligor will not, and will not permit any of its Subsidiaries to, use, generate, manufacture, install, treat, release, store or dispose of any Hazardous Material, except in compliance with all applicable Environmental Laws or where the failure to comply would not reasonably be expected to result in a Material Adverse Change.

9.16 Accounting Changes. Such Obligor will not, and will not permit any of its Subsidiaries to, make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP.

9.17 Compliance with ERISA. No ERISA Affiliate shall cause or suffer to exist (a) any event that would result in the imposition of a Lien with respect to any Title IV Plan or Multiemployer Plan or (b) any other ERISA Event that would, in the aggregate, have a Material Adverse Effect. No Obligor or Subsidiary thereof shall cause or suffer to exist any event that would result in the imposition of a Lien with respect to any Benefit Plan that would have a Material Adverse Effect.

9.18 Canadian Benefit Plans. No Obligor shall, nor shall it permit any of its Subsidiaries to, (a) establish or commence contribution to or otherwise participate in any retirement or pension arrangement that provides defined benefits; (b) acquire an interest in any Person if such Person sponsors, administers, participates in, or has any liability in respect of, any retirement or pension arrangement that provides defined benefits; or (c) establish a Canadian Pension Plan or Canadian Benefit Plan.

9.19 HSBC Bank Canada. The Borrower shall not keep more than $17,500 in the aggregate in the HSBC Cash Management Account.

9.20 Preferred Share Issuances. The Borrower shall not:

(a) issue or repurchase any Class A Preferred Shares in the capital of the Borrower or Class B Preferred Shares in the capital of the Borrower;

(b) create or issue any other class or series of shares to which there are attached terms and provisions pursuant to which the holders of such shares can require that the Borrower redeem or otherwise repurchase such shares;

(c) amend its notice of articles to the extent that such amendment would add to the terms and provisions of any class or series of shares in the capital of the company a provision requiring the Borrower to redeem or otherwise repurchase any such class or series of shares.

SECTION 10

FINANCIAL COVENANTS

10.01 Minimum Liquidity. Borrower shall maintain at all times Liquidity in an amount which shall exceed the greater of (i) $2,000,000 and (ii) to the extent Borrower has incurred Permitted Priority Debt, the minimum cash balance, if any, required of Borrower by Borrower’s Permitted Priority Debt creditors.

10.02 Minimum Revenue. Borrower and its Subsidiaries shall have annual Revenue (for each respective calendar year, the “Minimum Required Revenue”):

(a) during the twelve month period beginning on January 1, 2015, of at least $8,000,000;

(b) during the twelve month period beginning on January 1, 2016, of at least $20,000,000;

(c) during the twelve month period beginning on January 1, 2017, and during each twelve month period thereafter beginning on January 1 of each such period, of at least $30,000,000.

10.03 Cure Right.

(a) Notwithstanding anything to the contrary contained in Section 11, in the event that the Borrower fails to comply with the covenants contained in Section 10.02(a) through (c) (such covenants for such applicable periods being the “Specified Financial Covenants”), Borrower shall have the right in the six (6) months prior to (but only in respect of an Equity Cure Right) or within 90 (ninety) days after the end of the respective calendar year:

(i) to issue additional shares of Equity Interests in exchange for cash (the “Equity Cure Right”), or

(ii) to borrow Permitted Cure Debt (the “Subordinated Debt Cure Right” and, collectively with the Equity Cure Right, the “Cure Right”),

in an amount equal to (x) two (2) multiplied by (y) the then-applicable Minimum Required Revenue less Borrower’s annual Revenue (the “Cure Amount”). The cash therefrom immediately shall be contributed as equity or subordinated debt (only as permitted pursuant to Section 9.01), as applicable, to Borrower, and upon the receipt by Borrower of the Cure Amount pursuant to the exercise of such Cure Right, such Cure Amount shall be deemed to constitute Revenue of Borrower for purposes of the Specified Financial Covenants and the Specified Financial Covenants shall be recalculated for all purposes under the Loan Documents. If, after giving effect to the foregoing recalculation, Borrower shall then be in compliance with the requirements of the Specified Financial Covenants, Borrower shall be deemed to have satisfied the requirements of the Specified Financial Covenants as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach of the Specified Financial Covenants that had occurred, the related Default and Event of Default, shall be deemed cured without any further action of Borrower or Lenders for all purposes under the Loan Documents.

(b) Notwithstanding anything herein to the contrary the Cure Amount received by Borrower from investors investing in or lending to Borrower pursuant to Section 10.03(a) shall be used to immediately prepay the Loans, without any Prepayment Premium, credited in the order set forth in Sections 3.03(b)(i)(A)-(E).

SECTION 11

EVENTS OF DEFAULT

11.01 Events of Default. Each of the following events shall constitute an “Event of Default”:

(a) Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise, and such failure shall continue unremedied for a period of one (1) Business Day;

(b) any Obligor shall fail to pay any Obligation (other than an amount referred to in Section 11.01(a)) when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days;

(c) any representation or warranty made or deemed made by or on behalf of Borrower or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, shall: (i) prove to have been incorrect when made or deemed made to the extent that such representation or warranty contains any materiality or Material Adverse Effect qualifier; or (ii) prove to have been incorrect in any material respect when made or deemed made to the extent that such representation or warranty does not otherwise contain any materiality or Material Adverse Effect qualifier;

(d) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in Section 8.02, 8.03(a) (with respect to Borrower’s existence), 8.11, 8.12, 8.14, 8.16(a), (c), (d) or (e), 9 or 10;

(e) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 11.01(a), (b) or (d)) or any other Loan Document, and such failure shall continue unremedied for a period of 25 or more days after written notice thereof from the Lenders is received by a Responsible Officer of Borrower;

(f) Borrower or any of its Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable after giving effect to any applicable grace or cure period as originally provided by the terms of such Indebtedness;

(g) any material breach of, or “event of default” or similar event by any Obligor under, any Material Agreement shall occur, which would give the counterparty to such Material Agreement the right to terminate such Material Agreement pursuant to the terms thereof (after giving effect to any applicable grace or cure period and provided that such material breach, “event of default” or similar event is not being contested in good faith with reasonable basis by such Obligor), to the extent that (i) the Obligor has received written notice of (A) termination of such Material Agreement or (B) written notice of such material breach, “event of default”, or similar event and written notice of the counterparty’s intent to terminate such Material

Agreement on the basis thereof and (ii) the counterparty to such Material Agreement has not waived such material breach, “event of default” or similar event;

(h) (i) any material breach of, or “event of default” or similar event under, the documentation governing any Material Indebtedness shall occur and such breach or “event of default” or similar event shall continue unremedied, uncured or unwaived after a period of five (5) Business Days after the expiration of any cure period thereunder, or (ii), any event or condition occurs (A) that results in any Material Indebtedness becoming due prior to its scheduled maturity or (B) that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this Section 11.01(h) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Material Indebtedness.

(i) any Obligor:

(i) becomes insolvent, or generally does not or becomes unable to pay its debts or meet its liabilities as the same become due, or admits in writing its inability to pay its debts generally, or declares any general moratorium on its indebtedness, or proposes a compromise or arrangement or deed of company arrangement between it and any class of its creditors;

(ii) commits an act of bankruptcy or makes an assignment of its property for the general benefit of its creditors or makes a proposal (or files a notice of its intention to do so);

(iii) institutes any proceeding seeking to adjudicate it an insolvent, or seeking liquidation, dissolution, winding-up, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors generally (or any class of creditors), or composition of it or its debts or any other relief, under any federal, provincial or foreign Law now or hereafter in effect relating to bankruptcy, winding-up, insolvency, reorganization, receivership, plans of arrangement or relief or protection of debtors or at common law or in equity, or files an answer admitting the material allegations of a petition filed against it in any such proceeding;

(iv) applies for the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, sequestrator, conservator, custodian, administrator, trustee, liquidator, voluntary administrator, receiver and manager or other similar official for it or any substantial part of its property; or

(v) takes any action, corporate or otherwise, to approve, effect, consent to or authorize any of the actions described in this Section 11.01(i) or (j), or otherwise acts in furtherance thereof or fails to act in a timely and appropriate manner in defense thereof;

(j) any petition is filed, application made or other proceeding instituted against or in respect of Borrower or any Subsidiary:

(i) seeking to adjudicate it as insolvent;

(ii) seeking a receiving order against it;

(iii) seeking liquidation, dissolution, winding-up, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors generally (or any class of creditors), deed of company arrangement or composition of it or its debts or any other relief under any federal, provincial or foreign law now or hereafter in effect relating to bankruptcy, winding-up, insolvency, reorganization, receivership, plans of arrangement or relief or protection of debtors or at common law or in equity; or

(iv) seeking the entry of an order for relief or the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, sequestrator, conservator, custodian, administrator, trustee, liquidator, voluntary administrator, receiver and manager or other similar official for it or any substantial part of its property, and such petition, application or proceeding continues undismissed, or unstayed and in effect, for a period of forty-five (45) days after the institution thereof; provided that if an order, decree or judgment is granted or entered (whether or not entered or subject to appeal) against Borrower or such Subsidiary thereunder in the interim, such grace period will cease to apply; provided further that if Borrower or such Subsidiary files an answer admitting the material allegations of a petition filed against it in any such proceeding, such grace period will cease to apply;

(k) any other event occurs which, under the laws of any applicable jurisdiction, has an effect equivalent to any of the events referred to in either of Section 11.01(i) or (j);

(l) one or more judgments for the payment of money in an aggregate amount in excess of $250,000 (or the Equivalent Amount in other currencies) shall be rendered against any Obligor or any combination thereof and the same shall remain undischarged for a period of 45 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Obligor to enforce any such judgment;

(m) (i) an ERISA Event shall have occurred that, in the opinion of the Lenders, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in liability of Borrower and its Subsidiaries in an aggregate amount exceeding (i) $250,000 in any year or (ii) $750,000 for all periods until repayment of all Obligations;

(n) a Material Adverse Change shall have occurred;

(o) (i) any Lien created by any of the Security Documents shall at any time not constitute a valid and perfected Lien on the applicable Collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Lenders, free and clear of all other Liens (other than Permitted Liens), (ii) except for expiration in accordance with its terms, any of the Security Documents or any Guarantee of any of the Obligations (including that contained in Section 13) shall for whatever reason cease to be in full force and effect, or (iii) any of the Security Documents or any Guarantee of any of the Obligations (including that contained in Section 13), or the enforceability thereof, shall be repudiated or contested by any Obligor; and

(p) any injunction, whether temporary or permanent, shall be rendered against any Obligor that prevents the Obligors from selling or manufacturing in the United States for more than 45 consecutive calendar days (i) the Product or its commercially available successors, or (ii) any of their other material and commercially available products where the injunction on the sale or manufacture of such other material product could reasonably be expected to cause a Material Adverse Effect.

11.02 Remedies. (a) Upon the occurrence of any Event of Default, then, and in every such event (other than an Event of Default described in Section 11.01(i), (j) or (k)), and at any time thereafter during the continuance of such event, Majority Lenders may, by notice to Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations, shall become due and payable immediately (in the case of the Loans, at the Redemption Price therefor), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor;

(b) In case of an Event of Default described in Section 11.01(i), (j) or (k), the Commitment shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other Obligations, shall automatically become due and payable immediately (in the case of the Loans, at the Redemption Price therefor), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor.

(c) Prepayment Premium and Redemption Price. (i) For the avoidance of doubt, the Prepayment Premium (as a component of the Redemption Price) shall be due and payable whenever so stated in this Agreement, or by any applicable operation of law, regardless of the circumstances causing any related acceleration or payment prior to the Stated Maturity Date, including without limitation any Event of Default or other failure to comply with the terms of this Agreement, whether or not notice thereof has been given, or any acceleration by, through, or on account of any bankruptcy filing.

(ii) For the avoidance of doubt, the Prepayment Premium (as a component of the Redemption Price) shall be due and payable at any time the Loans become due and payable prior to the Stated Maturity Date for any reason, whether due to acceleration pursuant to the terms of this Agreement (in which case it shall be due immediately, upon the giving of notice to Borrower in accordance with Section 11.02(a), or automatically, in accordance with Section 11.02(b)), by operation of law or otherwise (including, without limitation, where bankruptcy filings or the exercise of any bankruptcy right or power, whether in any plan of reorganization or otherwise, results or would result in a payment, discharge, modification or other treatment of the Loans or Loan Documents that would otherwise evade, avoid, or otherwise disappoint the expectations of Lenders in receiving the full benefit of their bargained-for Prepayment Premium or Redemption Price as provided herein). The Obligors and Lenders acknowledge and agree that any Prepayment Premium due and payable in accordance with this Agreement shall not constitute unmatured interest, whether under section 502(b)(3) of the Bankruptcy Code or otherwise, but instead is reasonably calculated to ensure that the Lenders receive the benefit of their bargain under the terms of this Agreement.

(iii) Each Obligor acknowledges and agrees that the Lenders shall be entitled to recover the full amount of the Redemption Price in each and every circumstance such amount is due pursuant to or in connection with this Agreement, including without limitation in the case of any Obligor’s bankruptcy filing, so that the Lenders shall receive the benefit of their bargain hereunder and otherwise receive full recovery as agreed under every possible circumstance, and Borrower hereby waives any defense to payment, whether such defense may be based in public policy, ambiguity, or otherwise. Each Obligor further acknowledges and agrees, and waives any argument to the contrary, that payment of such amount does not constitute a penalty or an otherwise unenforceable or invalid obligation. Any damages that the Lenders may suffer or incur resulting from or arising in connection with any breach by Borrower shall constitute secured obligations owing to the Lenders.

SECTION 12

MISCELLANEOUS

12.01 No Waiver. No failure on the part of the Lenders to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

12.02 Notices. All notices, requests, instructions, directions and other communications provided for herein (including any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including by telecopy or electronic mail) delivered, if to Borrower, another Obligor or the Lenders, to its address specified on the signature pages hereto or its Guarantee Assumption Agreement, as the case may be, or at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given upon receipt of a legible copy thereof, in each case given or addressed as aforesaid. All such communications provided for herein by telecopy or electronic mail shall be confirmed in writing promptly after the delivery of such communication (it being understood that non-receipt of written confirmation of such communication shall not invalidate such communication). Notwithstanding anything to the contrary in this Agreement, all notices, documents, certificates and other deliverables to the Lenders by any Obligor may be made solely to the Agent and the Agent shall promptly deliver such notices, documents, certificates and other deliverables to the other Lenders hereunder.

12.03 Expenses, Indemnification, Etc.

(a) Expenses. Borrower agrees to pay or reimburse (i) the Lenders for all of their reasonable and documented out of pocket costs and expenses (including the reasonable fees and expenses of Morrison & Foerster LLP and Osler, Hoskin & Harcourt LLP, each special counsel to the Lenders, and any sales, goods and services or other similar taxes applicable thereto, and printing, reproduction, document delivery, communication and travel costs) in connection with (x) the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the making of the Loans (exclusive of post-closing costs), (y) post-closing costs and (z) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the other Loan Documents (whether or not consummated) and (ii) the Lenders for all of their documented out of pocket costs and expenses (including the fees and expenses of legal counsel) in connection with any enforcement or collection proceedings resulting from the occurrence of an Event of Default; provided, however, that Borrower shall not be required to pay or reimburse any amounts pursuant to Section 12.03(a)(i)(x) in excess of the Closing Expense Cap; provided further that, so long as the first Borrowing is made, then such fees shall be credited from the fees paid by the Borrower pursuant to the Fee Letter; provided further that notwithstanding any provision under this Agreement or other Loan Document to the contrary, Borrower and its Subsidiaries shall not be responsible for legal and filing costs, fees, expenses and other amounts in excess of $50,000 in respect of actions required under Section 8.12 for each foreign jurisdiction, or $100,000 in the aggregate for all foreign jurisdictions.

(b) Indemnification. Borrower hereby indemnifies the Lenders, their Affiliates, and their respective directors, officers, employees, attorneys, agents, advisors and controlling parties (each, an “Indemnified Party”) from and against, and agrees to hold them harmless against, any and all Claims and Losses of any kind (including reasonable fees and disbursements of counsel), joint or several, that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or relating to any investigation, litigation or proceeding or the preparation of any defense with respect thereto arising out of or in connection with or relating to this Agreement or any of the other Loan Documents or the transactions contemplated hereby or thereby or any use made or proposed to be made with the proceeds of the Loans, whether or not such investigation, litigation or proceeding is brought by Borrower, any of its shareholders or creditors, an Indemnified Party or any other Person, or an Indemnified Party is otherwise a party thereto, and whether or not any of the conditions precedent set forth in Section 6 are satisfied or the other transactions contemplated by this Agreement are consummated, except to the extent such Claim or Loss is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. No Obligor shall assert any claim against any Indemnified Party, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to this Agreement or any of the other Loan Documents or any of the transactions contemplated hereby or thereby or the actual or proposed use of the proceeds of the Loans. Borrower, its Subsidiaries and Affiliates and their respective directors, officers, employees, attorneys, agents, advisors and controlling parties are each sometimes referred to in this Agreement as a “Borrower Party.” No Lender shall assert any claim against any Borrower Party, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to this Agreement or any of the other Loan Documents or any of the transactions contemplated hereby or thereby or the actual or proposed use of the proceeds of the Loans. This Section shall not apply to Taxes governed by Section 5.03.

12.04 Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by Borrower and the Lenders. Any consent, approval, (including without limitation any approval of or authorization for any amendment to any of the Loan Documents), instruction or other expression of the Lenders under any of the Loan Documents may be obtained by an instrument in writing signed in one or more counterparts by the Agent and the Majority Lenders (or the Agent with the consent of the Majority Lenders); provided however, that the consent of all of the Lenders shall be required to:

(a) amend, modify, discharge, terminate or waive any of the terms of this Agreement if such amendment, modification, discharge, termination or waiver would increase the amount of the Loans, reduce the fees payable hereunder, reduce interest rates or other amounts payable with respect to the Loans, extend any date fixed for payment of principal, interest or other amounts payable relating to the Loans or extend the repayment dates of the Loans;

(b) amend the provisions of Section 6;

(c) amend, modify, discharge, terminate or waive any Security Document if the effect is to release a material part of the Collateral subject thereto otherwise than pursuant to the terms hereof or thereof; or

(d) amend this Section 12.04.

Notwithstanding anything to the contrary herein, a Defaulting Lender shall not have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

12.05 Successors and Assigns.

(a) General. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lenders. Any of the Lenders may assign or otherwise transfer any of their rights or obligations hereunder to an assignee in accordance with the provisions of Section 12.05(b), (ii) by way of participation in accordance with the provisions of Section 12.05(e) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 12.05(g). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 12.05(d) and, to the extent expressly contemplated hereby, the Indemnified Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. Any of the Lenders may at any time assign to one or more Eligible Transferees (or, if an Event of Default has occurred and is continuing, to any Person) all or a portion of their rights and obligations under this Agreement (including all or a portion of the Commitment and the Loans at the time owing to it); provided, however, that no such assignment shall be made to Borrower, an Affiliate of Borrower, or any employees or directors of Borrower at any time. Subject to the recording thereof by the Lenders pursuant to Section 12.05(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of the Lenders under this Agreement, and correspondingly the assigning Lender shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of a Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 5 and Section 12.03. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.05(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.05(e).

(c) Amendments to Loan Documents. Each of the Lenders and the Obligors agrees to enter into such amendments to the Loan Documents, and such additional Security Documents and other instruments and agreements, in each case in form and substance reasonably acceptable to the Lenders and the Obligors, as shall reasonably be necessary to implement and give effect to any assignment made under this Section 12.05.

(d) Register. Each Lender, acting solely for this purpose as an agent of Borrower, shall maintain at one of its offices (which shall be the office of the Agent) a register for the recordation of the name and address of any assignee of the Lenders and the Commitment and outstanding principal amount (and stated interest) of the Loans owing thereto (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and Borrower shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as the “Lender” hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower, at any reasonable time and from time to time upon reasonable prior notice.

(e) Participations. Any of the Lenders may at any time, without the consent of, or notice to, Borrower, sell participations to any Person (other than a natural person or Borrower or any of Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of the Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Borrower shall continue to deal solely and directly with the Lenders in connection therewith.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would (i) increase or extend the term of such Lender’s Commitment, (ii) extend the date fixed for the payment of principal of or interest on the Loans or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, or (iv) reduce the rate at which interest is payable thereon to a level below the rate at which the Participant is entitled to receive such interest. Borrower agrees that each Participant shall be entitled to the benefits of Section 5.03 (subject to the requirements and limitations therein, including the requirements under Section 5.03(e) (it being understood that the documentation required under Section 5.03(e) shall be delivered to Borrower and the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.05(b) provided that such Participant (A) agrees to be subject to the provisions of Section 5.03(g) as if it were an assignee under Section 12.05(b); and (B) shall not be entitled to receive any greater payment under Section 5.03, with respect to any participation, than its participating Lender would have been entitled to receive. Each Lender that sells a participation agrees, at Borrower’s request and expense, to use reasonable efforts to cooperate with Borrower to effectuate the provisions of Section 5.03(g) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 4.04(a) as though it were the Lender.

Each participation sold by a Lender shall be issued and maintained at all times in “registered form” as that term is defined in Section 5f.103-1(c) of the United States Treasury Regulations. Each Lender that sells a participation shall, acting solely for this purpose as an agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(f) Limitations on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Section 5.01 or 5.03 than a Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Borrower’s prior written consent.

(g) Certain Pledges. The Lenders may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and any other Loan Document to secure obligations of the Lenders, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release the Lenders from any of their obligations hereunder or substitute any such pledgee or assignee for the Lenders as a party hereto.

12.06 Survival. The obligations of Borrower under Sections 5.01, 5.02, 5.03, 12.03, 12.05, 12.09, 12.10, 12.11, 12.12, 12.13, 12.14 and Section 13 (solely to the extent guaranteeing any of the obligations under the foregoing Sections) shall survive the repayment of the Loans and the termination of the Commitment and, in the case of the Lenders’ assignment of any interest in the Commitment or the Loans hereunder, shall survive, in the case of any event or circumstance that occurred prior to the effective date of such assignment, the making of such assignment, notwithstanding that the Lenders may cease to be “Lenders” hereunder. In addition, each representation and warranty made, or deemed to be made by a notice of the Loans, herein or pursuant hereto shall survive the making of such representation and warranty.

12.07 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

12.08 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

12.09 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

12.10 Jurisdiction, Service of Process and Venue.

(a) Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Agreement or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 12.10(a) is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

(b) Alternative Process. Nothing herein shall in any way be deemed to limit the ability of the Lenders to serve any such process or summonses in any other manner permitted by applicable law.

(c) Waiver of Venue, Etc. Each Obligor irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document and hereby further irrevocably waives to the fullest extent permitted by law any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment (in respect of which time for all appeals has elapsed) in any such suit, action or proceeding shall be conclusive and may be enforced in any court to the jurisdiction of which such Obligor is or may be subject, by suit upon judgment.

12.11 Waiver of Jury Trial. EACH OBLIGOR AND EACH LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER

LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

12.12 Waiver of Immunity. To the extent that any Obligor may be or become entitled to claim for itself or its Property or revenues any immunity on the ground of sovereignty or the like from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment or execution of a judgment, and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), such Obligor hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity with respect to its obligations under this Agreement and the other Loan Documents.

12.13 Entire Agreement. This Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. EACH OBLIGOR ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IN DECIDING TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR IN TAKING OR NOT TAKING ANY ACTION HEREUNDER OR THEREUNDER, IT HAS NOT RELIED, AND WILL NOT RELY, ON ANY STATEMENT, REPRESENTATION, WARRANTY, COVENANT, AGREEMENT OR UNDERSTANDING, WHETHER WRITTEN OR ORAL, OF OR WITH THE LENDERS OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

12.14 Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by applicable law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.

12.15 No Fiduciary Relationship. Borrower acknowledges that the Lenders have no fiduciary relationship with, or fiduciary duty to, Borrower arising out of or in connection with this Agreement or the other Loan Documents, and the relationship between the Lenders and Borrower is solely that of creditor and debtor. This Agreement and the other Loan Documents do not create a joint venture among the parties.

12.16 Confidentiality. The Lenders agree to maintain the confidentiality of the Confidential Information (as defined in the Non-Disclosure Agreement (defined below)) in accordance with the terms of that certain non-disclosure agreement dated January 16, 2015 between Borrower and Capital Royalty L.P. (the “Non-Disclosure Agreement”). Any new Lender that becomes party to this Agreement hereby agrees to be bound by the terms of the Non-Disclosure Agreement. The Original Lenders may announce the completion of this transaction to limited partners and investors. The Original Lenders may reference this transaction in marketing materials in a manner to be mutually agreed upon by the Lenders and Borrower.

12.17 USA PATRIOT Act. The Lenders hereby notify Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), they are required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow such Lender to identify Borrower in accordance with the Act.

12.18 Maximum Rate of Interest.

(a) Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (in each case, the “Maximum Rate”). If the Lenders shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans, and not to the payment of interest, or, if the excessive interest exceeds such unpaid principal, the amount exceeding the unpaid balance shall be refunded to the applicable Obligor. In determining whether the interest contracted for, charged, or received by the Lenders exceeds the Maximum Rate, the Lenders may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Indebtedness and other obligations of any Obligor hereunder, or (d) allocate interest between portions of such Indebtedness and other obligations under the Loan Documents to the end that no such portion shall bear interest at a rate greater than that permitted by applicable Law.

(b) If any provision of this Agreement would oblige the Borrower to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate which would be prohibited by applicable law or would result in a receipt by that Lender of “interest” at a “criminal rate” (as such terms are construed under the Criminal Code (Canada)), then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by that Lender of “interest” at a “criminal rate”, such adjustment to be effected, to the extent necessary (but only to the extent necessary), as follows: (i) first, by reducing the amount or rate of interest; and (ii) thereafter, by reducing any fees, commissions, costs, expenses, premiums and other amounts required to be paid to the affected Lender which would constitute interest for purposes of section 347 of the Criminal Code (Canada).

12.19 Certain Waivers.

(a) Real Property Security Waivers.

(i) Each Obligor acknowledges that all or any portion of the Obligations may now or hereafter be secured by a Lien or Liens upon real property evidenced by certain documents including, without limitation, deeds of trust and assignments of rents. Lenders may, pursuant to the terms of said real property security documents and applicable law, foreclose under all or any portion of one or more of said Liens by means of judicial or nonjudicial sale or sales. Each Obligor agrees that Lenders may exercise whatever rights and remedies they may have with respect to said real property security, all without affecting the liability of any Obligor under the Loan Documents, except to the extent Lenders realize payment by such action or proceeding. No election to proceed in one form of action or against any party, or on any obligation shall constitute a waiver of Lenders’ rights to proceed in any other form of action or against any Obligor or any other Person, or diminish the liability of any Obligor, or affect the right of Lenders to proceed against any Obligor for any deficiency, except to the extent Lenders realize payment by such action, notwithstanding the effect of such action upon any Obligor’s rights of subrogation, reimbursement or indemnity, if any, against Obligor or any other Person.

(ii) To the extent permitted under applicable law, each Obligor hereby waives any rights and defenses that are or may become available to such Obligor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

(iii) To the extent permitted under applicable law, each Obligor hereby waives all rights and defenses that such Obligor may have because the Obligations are or may be secured by real property. This means, among other things:

(A) Lenders may collect from any Obligor without first foreclosing on any real or personal property collateral pledged by any other Obligor;

(B) If Lenders foreclose on any real property collateral pledged by any Obligor:

(1) The amount of the Loans may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and

(2) Lenders may collect from each Obligor even if Lenders, by foreclosing on the real property collateral, have destroyed any right that such Obligor may have to collect from any other Obligor.

(3) To the extent permitted under applicable law, this is an unconditional and irrevocable waiver of any rights and defenses each Obligor may have because the Obligations are or may be secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

(iv) To the extent permitted under applicable law, each Obligor waives all rights and defenses arising out of an election of remedies by Lenders, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Obligor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

(b) Waiver of Marshaling. WITHOUT LIMITING THE FOREGOING IN ANY WAY, EACH OBLIGOR HEREBY IRREVOCABLY WAIVES AND RELEASES, TO THE EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS IT MAY HAVE AT ANY TIME (WHETHER ARISING DIRECTLY OR INDIRECTLY, BY OPERATION OF LAW, CONTRACT OR OTHERWISE) TO REQUIRE THE MARSHALING OF ANY ASSETS OF ANY OBLIGOR, WHICH RIGHT OF MARSHALING MIGHT OTHERWISE ARISE FROM ANY PAYMENTS MADE OR OBLIGATIONS PERFORMED.

12.20 Releases of Guarantees and Liens. At such time as the Loans and the other Obligations (other than the inchoate indemnity obligations) under the Loan Documents shall have been indefeasibly paid in full and the Commitments have been terminated, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Agent and each Obligor under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.

12.21 Judgment Currency. If for the purpose of obtaining judgment in any court it is necessary to convert any amount owing or payable to the Lenders under this Agreement from the currency in which it is due (the “Agreed Currency”) into a particular currency (the “Judgment Currency”), the rate of exchange applied in that conversion shall be that at which such Lenders in accordance with their normal procedures, could purchase the Agreed Currency with the Judgment Currency at or about noon on the Business Day immediately preceding the date on which judgment is given. The obligation of Borrower in respect of any amount owing or payable under this Agreement to the Lenders in the Agreed Currency shall, notwithstanding any judgment and payment in the Judgment Currency, be satisfied only to the extent that the Lenders in accordance with its normal procedures, could purchase the Agreed Currency with the amount of the Judgment Currency so paid at or about noon on the next Business Day following that payment; and if the amount of the Agreed Currency which the Lenders could so purchase is less than the amount originally due in the Agreed Currency, Borrower shall, as a separate obligation and notwithstanding the judgment or payment, indemnify the Lenders against any loss.

SECTION 13

GUARANTEE

13.01 The Guarantee. The Subsidiary Guarantors hereby jointly and severally guarantee to the Lenders and their successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans and all fees and other amounts from time to time owing to the Lenders by Borrower under this Agreement or under any other Loan Document and by any other Obligor under any of the Loan Documents, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the “Guaranteed Obligations”). The Subsidiary Guarantors hereby further jointly and severally agree that if Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Subsidiary Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

13.02 Obligations Unconditional. The obligations of the Subsidiary Guarantors under Section 13.01 are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of Borrower under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 13.02 that the obligations of the Subsidiary Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Subsidiary Guarantors hereunder, which shall remain absolute and unconditional as described above:

(a) at any time or from time to time, without notice to the Subsidiary Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

(b) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

(c) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

(d) any lien or security interest granted to, or in favor of, the Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

The Subsidiary Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Lenders exhaust any right, power or remedy or proceed against Borrower under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

13.03 Reinstatement. The obligations of the Subsidiary Guarantors under this Section 13 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Subsidiary Guarantors jointly and severally agree that they will indemnify the Lenders on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Lenders in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

13.04 Subrogation. The Subsidiary Guarantors hereby jointly and severally agree that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitment of the Lenders under this Agreement they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 13.01, whether by subrogation or otherwise, against Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

13.05 Remedies. The Subsidiary Guarantors jointly and severally agree that, as between the Subsidiary Guarantors and the Lenders, the obligations of Borrower under this Agreement and under the other Loan Documents may be declared to be forthwith due and payable as provided in Section 11 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 11) for purposes of Section 13.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by Borrower) shall forthwith become due and payable by the Subsidiary Guarantors for purposes of Section 13.01.

13.06 Instrument for the Payment of Money. Each Subsidiary Guarantor hereby acknowledges that the guarantee in this Section 13 constitutes an instrument for the payment of money, and consents and agrees that the Lenders, at their sole option, in the event of a dispute by such Subsidiary Guarantor in the payment of any moneys due hereunder, shall have the right to proceed by motion for summary judgment in lieu of complaint pursuant to N.Y. Civ. Prac. L&R § 3213.

13.07 Continuing Guarantee. The guarantee in this Section 13 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

13.08 Rights of Contribution. The Subsidiary Guarantors hereby agree, as between themselves, that if any Subsidiary Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Subsidiary Guarantor of any Guaranteed Obligations, each other Subsidiary Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Subsidiary Guarantor’s Pro rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Subsidiary Guarantor to any Excess Funding Guarantor under this Section 13.08 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Section 13 and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

For purposes of this Section 13.08, (i) “Excess Funding Guarantor” means, in respect of any Guaranteed Obligations, a Subsidiary Guarantor that has paid an amount in excess of its Pro rata Share of such Guaranteed Obligations, (ii) “Excess Payment” means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro rata Share of such Guaranteed Obligations and (iii) “Pro Rata Share” means, for any Subsidiary Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all properties of such Subsidiary Guarantor (excluding any shares of stock of any other Subsidiary Guarantor) exceeds the amount of all the debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder and any obligations of any other Subsidiary Guarantor that have been Guaranteed by such Subsidiary Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of all of the Subsidiary Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of Borrower and the Subsidiary Guarantors hereunder and under the other Loan Documents) of all of the Subsidiary Guarantors, determined (A) with respect to any Subsidiary Guarantor that is a party hereto on the first Borrowing Date, as of such Borrowing Date, and (B) with respect to any other Subsidiary Guarantor, as of the date such Subsidiary Guarantor becomes a Subsidiary Guarantor hereunder.

13.09 General Limitation on Guarantee Obligations. In any action or proceeding involving any provincial, territorial or state corporate law, or any state, provincial, territorial or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under Section 13.01 would otherwise, taking into account the provisions of Section 13.08, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 13.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, the Lenders or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

SECTION 14

THE AGENT

14.01 Appointment and Authority. Each of the Lenders hereby irrevocably appoints CRG Partners III L.P. to act on its behalf as the Agent hereunder and under the other Loan Documents and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section 14 are solely for the benefit of the Agent and the Lenders, and neither the Borrower nor any other party to the Loan Documents shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

14.02 Rights as a Lender. The Person serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Agent hereunder and without any duty to account therefor to the Lenders.

14.03 Exculpatory Provisions.

(a) The Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Agent:

(i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Agent is required to exercise as directed in writing by the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under the Bankruptcy Code or any similar debtor relief law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of the Bankruptcy Code or any similar debtor relief law; and

(iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Agent or any of its Affiliates in any capacity.

(b) The Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.02 and 12.05(c)), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Agent in writing by the Borrower or a Lender.

(c) The Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Section 6 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent.

14.04 Reliance by Agent. The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the

Agent may presume that such condition is satisfactory to such Lender unless the Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

14.05 Delegation of Duties. The Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Facilities as well as activities as Agent. The Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

14.06 Resignation of Agent.

(a) The Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Majority Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no such successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Majority Lenders) (the “Resignation Effective Date”), then the retiring Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b) If the Person serving as Agent is a Defaulting Lender pursuant to clause (c) of the definition thereof, the Majority Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Majority Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by the Agent on behalf of the Lenders under any of the Loan Documents, the retiring or removed Agent shall continue to hold such Collateral until such time as a successor Agent is appointed) and (2) except for any indemnity payments owed to the retiring or removed Agent, all payments, communications and determinations provided to be made by, to or through the Agent shall instead be made by or to each Lender directly, until such time, if any, as the Majority Lenders appoint a successor Agent as provided for above. Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Agent (other than any rights to indemnity payments owed to the retiring or removed Agent), and the retiring or removed Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Section and Section 12.03 shall continue in effect for the benefit of such retiring or removed Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Agent was acting as Agent.

14.07 Non-Reliance on Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

14.08 Agent May File Proofs of Claim. In case of the pendency of any Insolvency Proceeding or any other judicial proceeding relative to any Obligor, the Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated), by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agent (including any claim for the compensation, expenses, disbursements and advances of the Lenders and the Agent and their respective agents and counsel and all other amounts due the Lenders and the Agent under Sections 2.03 and 12.03) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Agent and, in the event that the Agent shall consent to the making of such payments directly to the Lenders, to pay to the Agent any amount due for the compensation, expenses, disbursements and advances of the Agent and its agents and counsel, and any other amounts due the Agent under Sections 2.03 and 12.03.

Nothing contained herein shall be deemed to authorize the Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Agent to vote in respect of the claim of any Lender in any such proceeding.

14.09 Collateral and Guaranty Matters.

(a) Without limiting the provisions of Section 14.09, the Lenders irrevocably authorize the Agent, at its option and in its discretion:

(i) to release any Lien on any property granted to or held by the Agent under any Loan Document (A) upon termination of all Commitments and payment in full of all Obligations (other than contingent indemnification obligations); (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted under the Loan Documents; or (C) subject to Section 12.04, if approved, authorized or ratified in writing by the Majority Lenders (unless Section 12.04 requires unanimous consent of all Lenders);

(ii) to subordinate any Lien on any property granted to or held by the Agent under any Loan Document to the holder of any Lien on such property that is a Permitted Lien under Section 9.02(d);

(iii) to release any Guarantor from its Guaranteed Obligations if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents.

Upon request by the Agent at any time, the Majority Lenders will confirm in writing the Agent’s authority to release or subordinate its interest in particular types or items of Collateral, or to release any Guarantor from its Guaranteed Obligations pursuant to this Section 14.09.

(b) The Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Agent’s Lien thereon, or any certificate prepared by any Obligor in connection therewith, nor shall the Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

(c) The Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Security Documents which may be necessary to perfect and maintain perfected the Liens on the Collateral granted pursuant to the Security Documents or protect and preserve the Agent’s ability to enforce the Liens or realize upon the Collateral.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:

GENOMEDX BIOSCIENCES INC.

By	/s/ Dave Matthews
	Name:	Dave Matthews
	Title:	Chief Financial Officer

Address for Notices:

1038 Homer Street
Vancouver BC
V7R 4V4
CANADA

Tel:
Fax:
Email:

[Signature Page 1 to Term Loan Agreement]

SUBSIDIARY GUARANTOR:

GENOMEDX BIOSCIENCES CORP.

By	/s/ Dave Matthews
	Name:	Dave Matthews
	Title:	Chief Financial Officer

Address for Notices:

1038 Homer Street
Vancouver BC
V7R 4V4
CANADA

Tel:
Fax:
Email:

[Signature Page 2 to Term Loan Agreement]

LENDERS:

CRG PARTNERS III L.P., in its capacity as a Lender and as Agent
By CRG PARTNERS III GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner

By	/s/ Nathan Hukill
	Name:	Nathan Hukill
	Title:	Authorized Signatory

CRG PARTNERS III–PARALLEL FUND “A” L.P.,
By CRG PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner
By CRG PARTNERS III – PARALLEL FUND “A” GP LLC, its General Partner

By	/s/ Nathan Hukill
	Name:	Nathan Hukill
	Title:	Authorized Signatory

CRG PARTNERS III (CAYMAN) L.P.,
By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By	/s/ Nathan Hukill
	Name:	Nathan Hukill
	Title:	Authorized Signatory

Address for Notices:

1000 Main Street, Suite 2500
Houston, TX 77002
Attn:	General Counsel
Tel.:
Fax:
Email:

Witnessed: /s/ Nicole Nesson

[Signature Page 3 to Term Loan Agreement]

Schedule 1

to Term Loan Agreement

COMMITMENTS

Lender	Commitment	Proportionate Share
CRG Partners III L.P.	$6,967,500	27.87%
CRG Partners III–Parallel Fund “A” L.P.	$2,562,500	10.25%
CRG Partners III (Cayman) L.P.	$15,470,000	61.88%

TOTAL	$25,000,000	100%

Schedule 7.05(b)

to Term Loan Agreement

CERTAIN INTELLECTUAL PROPERTY

Title	Patent/Application No.	Filing Date	Country Code

Compositions and Methods for Classifying Thyroid Nodule Disease	9,074,258	11/28/2011	US

Compositions and Methods for Classifying Thyroid Nodule Disease	14/727,801	6/1/2015	US

Compositions and Methods for Classifying Thyroid Nodule Disease	2,754,049	8/30/2011	CA

Systems and Methods for Expression-Based Classification of Thyroid Tissue	2,753,916	8/30/2011	CA

Systems and Methods for Expression-Based Classification of Thyroid Tissue	13/258,429	4/29/2010	US

Thyroid Cancer Diagnostics	14/020,183	9/6/2013	US

Thyroid Cancer Diagnostics	2,885,202	9/6/2013	CA

Thyroid Cancer Diagnostics	2898125	9/6/2013	EP

Systems and methods for expression-based discrimination of distinct clinical disease states in prostate cancer	12/994,408	5/28/2009	US

Systems and methods for expression-based discrimination of distinct clinical disease states in prostate cancer	2,725,978	5/28/2009	CA

Cancer Diagnostics Using Non-Coding Transcripts	14/365,085	12/13/2012	US

Cancer Diagnostics Using Non-Coding Transcripts	2,858,581	12/13/2012	CA

Cancer Diagnostics Using Non-Coding Transcripts	2791359	12/13/2012	EP

Schedule 7.05(b)

Title	Patent/Application No.	Filing Date	Country Code

Cancer Diagnostics Using Biomarkers	13/968,838	8/16/2013	US

Cancer Diagnostics Using Biomarkers	2,881,627	8/16/2013	CA

Cancer Diagnostics Using Biomarkers	2885640	8/16/2013	EP

Cancer Biomarkers and Classifiers and Uses Thereof	PCT/US2014/023693	3/11/2014	WO

Cancer biomarkers and classifiers and uses thereof	PCT/CA2014/000787	11/4/2014	WO

Molecular Subtyping, Prognosis and Treatment of Prostate Cancer	62/216,196	9/9/2015	US

Trademark	Country	Application Date	Application No.	Registration Date	Registration No.
DECIPHER	Canada	18-May-2012	1,578,365
DECIPHER	European Community	8-Oct-2012	11245107	8-Mar-2013	11245107
DECIPHER	Israel	26-Aug-2014	1227420
DECIPHER	South Korea	22-Jun-2015	1227420
DECIPHER	United States of America	11-Apr-2012	85/978,205
DECIPHER	United States of America	11-Apr-2012	85/595,288	29-Oct-2013	4426227
DECIPHER	United States of America	11-Apr-2012	85/980,319	26-Nov-2013	4441544
DECIPHER GRID	United States of America	12-May-2015	86/627,358
GENOMEDX LOGO	European Community	12-Sep-2013	1183819	14-Oct-2014	1183819
GENOMEDX LOGO	Israel	26-Aug-2014	1183819
GENOMEDX LOGO	United States of America	13-Mar-2013	85/875,380
GENOMEDX LOGO	United States of America	13-Mar-2013	85/982,486	23-Sep-2014	4610916
GRID	United States of America	12-May-2015	86/627,457
INFORMATION FOR LIFE	European Community	24-Jul-2014	1224895
INFORMATION FOR LIFE	Israel	24-Jul-2014	1224895

Schedule 7.05(b)

Trademark	Country	Application Date	Application No.	Registration Date	Registration No.
INFORMATION FOR LIFE	United States of America	27-Jan-2014	86/176,643	7-Oct-2014	4618847
UROSKETCH 3D	United States of America	24-Apr-2013	85/913,957
UROSKETCH 3D	United States of America	24-Apr-2013	85/981,884	8-Jul-2014	4565463

Schedule 7.05(b)

Schedule 7.05(c)

to Term Loan Agreement

MATERIAL INTELLECTUAL PROPERTY

Title	Patent/Application No.	Ownership
Cancer Diagnostics Using Biomarkers	13/968,838	Co-owner Exclusive License
ncRNA and Uses Thereof	13/299,000	Exclusive license

Schedule 7.06

to Term Loan Agreement

CERTAIN LITIGATION

None.

Schedule 7.08

to Term Loan Agreement

TAXES

None.

Schedule 7.12

to Term Loan Agreement

INFORMATION REGARDING SUBSIDIARIES

Subsidiary	Jurisdiction of Organization	Direct Equity Holder	Percentage of Subsidiary held by Direct Equity Holder
GenomeDx Biosciences Corp.	Delaware	GenomeDx Biosciences, Inc.	100%
PFS Genomics, Inc.	British Columbia, Canada	GenomeDx Biosciences, Inc.	10%

Schedule 7.13(a)

to Term Loan Agreement

EXISTING INDEBTEDNESS OF BORROWER AND ITS SUBSIDIARIES

HSBC Credit Card providing a line of credit of up to $17,500 in principal amount only (“HSBC Credit Card”)

SVB Mastercard providing a line of credit of up to $120,000 in principal amount only (“SVB Mastercard”)

Schedule 7.13(b)

to Term Loan Agreement

LIENS GRANTED BY THE OBLIGORS

Cash collateral as collateral support for obligations under the HSBC Credit Card up to $17,500 only.

Cash collateral as collateral support for obligations under the SVB Credit Card up to $120,000 only.

Schedule 7.14

to Term Loan Agreement

MATERIAL AGREEMENTS OF OBLIGORS

•	Lease dated September 15, 2014, between 3959 Investments Ltd. and GenomeDx Biosciences Inc. (1038 Homer Street Lease)

•	Lease dated September 25, 2014, between Torrey Pines Science Center Limited Partnership and GenomeDx Biosciences Inc. (10355 Science Center Drive Street Lease)

•	Patent and Know How License Agreement dated February 1, 2013, between Mayo Foundation for Medical Education and Research and GenomeDx Biosciences Inc.

•	License Agreement dated as of January 22, 2013 between Regents of the University of Michigan and GenomeDx Biosciences Inc.

•	Technology License Agreement dated as of September 24, 2013, between Veracyte Inc. and GenomeDx Biosciences Inc.

•	Canada US Inter-Company Services Agreement dated as of June 20, 2012, between GenomeDx Biosciences Inc. and GenomeDx Biosciences Corp.

•	Powered by Affymetrix Agreement dated as of March 6, 2014, between Affymetrix, Inc. and GenomeDx Biosciences Inc.

•	Supply and Service Provider Agreement dated as of July 1, 2013, between Nugen Technologies Inc. and GenomeDx Biosciences Inc.

•	PFS Genomics Inc. Class A Preferred Share Purchase Agreement dated as of April 24, 2015, by and among PFS Genomics Inc., the Purchasers and the Existing Holders thereto

•	PFS Genomics Inc. Purchase Option Agreement dated as of April 24, 2015, by and among PFS Genomics Inc., the Purchasers and the Existing Holders thereto

•	PFS Genomics Inc. Purchasers Certificate dated as of April 24, 2015 executed by GenomeDx Biosciences Inc.

Schedule 7.15

to Term Loan Agreement

RESTRICTIVE AGREEMENTS

Technology License Agreement – Veracyte Inc., Sept 24 2013

Schedule 7.16

to Term Loan Agreement

REAL PROPERTY OWNED OR LEASED BY BORROWER OR ANY SUBSIDIARY

None.

Schedule 7.17

to Term Loan Agreement

PENSION MATTERS

None.

Schedule 7.18

to Term Loan Agreement

FILINGS REQUIRED IN CONNECTION WITH SECURITY DOCUMENTS

Filing	Filing Office
GenomeDx Biosciences, Inc.	PPSA – British Columbia
USPTO Filing – GenomeDx Biosciences, Inc.	USPTO
UCC Filing – GenomeDx Biosciences, Inc.	District of Columbia Recorder of Deeds
UCC Filing – GenomeDx Biosciences, Inc.	California Secretary of State
UCC Filing - GenomeDx Biosciences Corp.	Delaware Secretary of State

Schedule 9.05

to Term Loan Agreement

EXISTING INVESTMENTS

10% equity investment in PFS Genomics, Inc.

Schedule 9.10

to Term Loan Agreement

TRANSACTIONS WITH AFFILIATES

10% equity investment in PFS Genomics, Inc.

Schedule 9.14

to Term Loan Agreement

PERMITTED SALES AND LEASEBACKS

None.

Exhibit A

to Term Loan Agreement

FORM OF GUARANTEE ASSUMPTION AGREEMENT

GUARANTEE ASSUMPTION AGREEMENT dated as of [DATE] by [NAME OF ADDITIONAL SUBSIDIARY GUARANTOR], a             [corporation][limited liability company] (the “Additional Subsidiary Guarantor”), in favor of CRG Partners III L.P., as Agent, and CRG Partners III L.P., CRG Partners III–Parallel Fund “A” L.P. and CRG Partners III (Cayman) L.P., as Lenders (the “Lenders”) under that certain Term Loan Agreement, dated as of September 23, 2015 (as amended, restated, supplemented or otherwise modified, renewed, refinanced or replaced, the “Loan Agreement”), among GenomeDx Biosciences Inc., a company incorporated in British Columbia, Canada (“Borrower”), the lenders party thereto, the Agent and the Subsidiary Guarantors party thereto.

Pursuant to Section 8.12(a) of the Loan Agreement, the Additional Subsidiary Guarantor hereby agrees to become a “Subsidiary Guarantor” for all purposes of the Loan Agreement, and a “Grantor” for all purposes of the Security Agreement or the Canadian Security Agreement, as applicable. Without limiting the foregoing, the Additional Subsidiary Guarantor hereby, jointly and severally with the other Subsidiary Guarantors, guarantees to the Lenders and its successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations (as defined in Section 13.01 of the Loan Agreement) in the same manner and to the same extent as is provided in Section 13 of the Loan Agreement. In addition, as of the date hereof, the Additional Subsidiary Guarantor hereby makes the representations and warranties set forth in Sections 7.01, 7.02, 7.03, 7.05(a), 7.06, 7.07, 7.08 and 7.18 of the Loan Agreement, and in Section 2 of the Security Agreement or the Canadian Security Agreement, as applicable, with respect to itself and its obligations under this Agreement and the other Loan Documents, as if each reference in such Sections to the Loan Documents included reference to this Agreement, such representations and warranties to be made as of the date hereof.

The Additional Subsidiary Guarantor hereby instructs its counsel to deliver the opinions referred to in Section 8.12(a) of the Loan Agreement to the Lenders.

IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has caused this Guarantee Assumption Agreement to be duly executed and delivered as of the day and year first above written.

[ADDITIONAL SUBSIDIARY GUARANTOR]

By
Name:
Title:

Exhibit A-1

Exhibit B

to Term Loan Agreement

FORM OF NOTICE OF BORROWING

Date:	[ ]

To:	CRG Partners III L.P. and the other Lenders 1000 Main Street, Suite 2500 Houston, TX 77002 Attn: General Counsel

Re:	Borrowing under Term Loan Agreement

Ladies and Gentlemen:

The undersigned, GENOMEDX BIOSCIENCES INC., a [company incorporated in British Columbia, Canada] (“Borrower”), refers to the Term Loan Agreement, [to be entered into on or about September 23, 2015]1/[dated as of September 23, 2015]2 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Borrower, CRG Partners III L.P., as Agent, CRG Partners III L.P., CRG Partners III–Parallel Fund “A” L.P., CRG Partners III (Cayman) L.P. and other parties from time to time party thereto as lenders (“Lenders”), and the subsidiary guarantors from time to time party thereto. The terms defined in the Loan Agreement are herein used as therein defined.

Borrower hereby gives you notice irrevocably, pursuant to Section 2.02 of the Loan Agreement, of the borrowing of the Loan specified herein:

1. The proposed Borrowing Date is [                    ].

2. The amount of the proposed Borrowing is $[                    ].

3. The payment instructions with respect to the funds to be made available to Borrower are as follows:

Bank name:	[ ]
Bank Address:	[ ]

Routing Number:	[ ]
Account Number:	[ ]
Swift Code:	[ ]

Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed borrowing of the Loan, before and after giving effect thereto and to the application of the proceeds therefrom:

[1]	Use this for First Borrowing.
[2]	Use this for each subsequent Borrowing.

Exhibit B-1

a) the representations and warranties made by Borrower in Section 7 of the Loan Agreement shall be true on and as of the Borrowing Date and immediately after giving effect to the application of the proceeds of the Borrowing with the same force and effect as if made on and as of such date except that the representation regarding representations and warranties that refer to a specific earlier date shall be that they were true on such earlier date;

b) on and as of the Borrowing Date, there shall have occurred no Material Adverse Change since [                    ]; and

c) no Default exists or would result from such proposed borrowing.

Exhibit B-2

IN WITNESS WHEREOF, Borrower has caused this Notice of Borrowing to be duly executed and delivered as of the day and year first above written.

BORROWER:

GENOMEDX BIOSCIENCES INC.

By
Name:
Title:

Exhibit B-3

Exhibit C-1

to Term Loan Agreement

FORM OF TERM LOAN NOTE

U.S. $[ ]	[DATE]

FOR VALUE RECEIVED, the undersigned, GENOMEDX BIOSCIENCES INC., a [company incorporated in British Columbia, Canada] (“Borrower”), hereby promises to pay to [CRG Partners III L.P./CRG Partners III–Parallel Fund “A” L.P. /CRG Partners III (Cayman) L.P.] or its assigns (the “Lender”) at the Lender’s principal office in [                ], in immediately available funds, the aggregate principal sum set forth above, or, if less, the aggregate unpaid principal amount of all Loans made by the Lender pursuant to Section 2.01 of the Term Loan Agreement, dated as of September 23, 2015 (as amended, restated, supplemented or otherwise modified, renewed, refinanced or replaced, the “Loan Agreement”), among Borrower, the Lender, the other lenders party thereto and the Subsidiary Guarantors party thereto, on the date or dates specified in the Loan Agreement, together with interest on the principal amount of such Loans from time to time outstanding thereunder at the rates, and payable in the manner and on the dates, specified in the Loan Agreement.

This Note is a Note issued pursuant to the terms of Section 2.04 of the Loan Agreement, and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Loan Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Loan Agreement.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION; PROVIDED THAT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY.

FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, THIS NOTE IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT; PLEASE CONTACT [NAME OF CFO OR TAX DIRECTOR OF ISSUER], [TITLE], [ADDRESS], TELEPHONE: [TEL #] TO OBTAIN INFORMATION REGARDING THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT AND THE YIELD TO MATURITY.

Borrower hereby waives demand, presentment, protest or notice of any kind hereunder, other than notices provided for in the Loan Documents. The non-exercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in such particular or any subsequent instance.

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE LOAN AGREEMENT.

Exhibit C-1

GENOMEDX BIOSCIENCES INC.

By
Name:
Title:

Exhibit C-2

Exhibit C-2

to Term Loan Agreement

FORM OF PIK LOAN NOTE

U.S. $[ ]	[DATE]

FOR VALUE RECEIVED, the undersigned, GENOMEDX BIOSCIENCES INC. (“Borrower”), hereby promises to pay to [CRG Partners III L.P./ CRG Partners III–Parallel Fund “A” L.P./CRG Partners III (Cayman) L.P.] or its assigns (the “Lender”) at the Lender’s principal office in [                ], in immediately available funds, the aggregate principal sum set forth above, or, if greater or less, the aggregate unpaid principal amount of all PIK Loans made by the Lender pursuant to Section 3.02(d) of the Term Loan Agreement, dated as of September 23, 2015 (as amended, restated, supplemented or otherwise modified, renewed, refinanced or replaced, the “Loan Agreement”), among Borrower, the Lender, the other lenders party thereto and the Subsidiary Guarantors party thereto, on the date or dates specified in the Loan Agreement, together with interest on the principal amount of such PIK Loans from time to time outstanding thereunder at the rates, and payable in the manner and on the dates, specified in the Loan Agreement.

This Note is a Note issued pursuant to the terms of Section 3.02(d) of the Loan Agreement, and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Loan Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Loan Agreement.

The Lender may supplement this Note by attaching to this Note a schedule (the “Note Schedule”) to evidence additional PIK Loans made by the Lender to Borrower following the date first above written. The Lender may endorse thereon the date such additional PIK Loan is made and the principal amount of such additional PIK Loan when made. Such Note Schedule shall form part of this Note and all references to this Note shall mean this Note, as supplemented by such Note Schedule.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION; PROVIDED THAT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY.

FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, THIS NOTE IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT; PLEASE CONTACT [NAME OF CFO OR TAX DIRECTOR OF ISSUER], [TITLE], [ADDRESS], TELEPHONE: [TEL #] TO OBTAIN INFORMATION REGARDING THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT AND THE YIELD TO MATURITY.

Exhibit C-2-1

Borrower hereby waives demand, presentment, protest or notice of any kind hereunder, other than notices provided for in the Loan Documents. The non-exercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in such particular or any subsequent instance.

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE LOAN AGREEMENT.

GENOMEDX BIOSCIENCES INC.

By
Name:
Title:

Exhibit C-2-2

PIK NOTE SCHEDULE

This Note Schedule supplements that certain Note issued by Borrower to [CRG Partners III L.P./        ]3 or its assigns on [DATE].

Date of additional PIK Loan	Amount of additional PIK Loan made	Notation made by4

[3]	Delete as appropriate for each Note.
[4]	Insert name of party making notation (e.g. Borrower or Lender).

Exhibit C-2-3

Exhibit D

to Term Loan Agreement

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

Reference is made to the Term Loan Agreement, dated as of September 23, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among GENOMEDX BIOSCIENCES INC., a company incorporated in British Columbia, Canada (“Borrower”), CRG Partners III L.P., as Agent, CRG Partners III L.P., CRG Partners III–Parallel Fund “A” L.P., CRG Partners III (Cayman) L.P. and other parties from time to time party thereto as lenders (“Lenders”), and the subsidiary guarantors from time to time party thereto. [                                        ] (the “Foreign Lender”) is providing this certificate pursuant to Section 5.03(e)(ii)(B) of the Loan Agreement. The Foreign Lender hereby represents and warrants that:

1. The Foreign Lender is the sole record owner of the Loans as well as any obligations evidenced by any Note(s) in respect of which it is providing this certificate;

2. The Foreign Lender’s direct or indirect partners/members are the sole beneficial owners of the Loans as well as any obligations evidenced by any Note(s) in respect of which it is providing this certificate;

3. Neither the Foreign Lender nor its direct or indirect partners/members is a “bank” for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”). In this regard, the Foreign Lender further represents and warrants that:

(a) neither the Foreign Lender nor its direct or indirect partners/members is subject to regulatory or other legal requirements as a bank in any jurisdiction; and

(b) neither the Foreign Lender nor its direct or indirect partners/members has been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements;

3. Neither the Foreign Lender nor its direct or indirect partners/members is a 10-percent shareholder of Borrower within the meaning of Section 881(c)(3)(B) of the Code; and

4. Neither the Foreign Lender nor its direct or indirect partners/members is a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

[Signature follows]

Exhibit D-1

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed and delivered as of the date indicated below.

[NAME OF NON-U.S. LENDER]

By
Name:
Title:

Date:

Exhibit D-2

Exhibit E

to Term Loan Agreement

FORM OF COMPLIANCE CERTIFICATE

[DATE]

This certificate is delivered pursuant to Section 8.01(c) of, and in connection with the consummation of the transactions contemplated in, the Term Loan Agreement, dated as of September 23, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among GENOMEDX BIOSCIENCES INC., a company incorporated in British Columbia, Canada (“Borrower”), CRG Partners III L.P., as Agent, CRG Partners III L.P., CRG Partners III–Parallel Fund “A” L.P., CRG Partners III (Cayman) L.P. and other parties from time to time party thereto as lenders (“Lenders”), and the subsidiary guarantors from time to time party thereto. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Loan Agreement.

The undersigned, a duly authorized Responsible Officer of Borrower having the name and title set forth below under his signature, hereby certifies solely in his capacity as an officer of Borrower and not in any individual capacity, on behalf of Borrower for the benefit of the Secured Parties and pursuant to Section 8.01(c) of the Loan Agreement that such Responsible Officer of Borrower is familiar with the Loan Agreement and that, in accordance with each of the following sections of the Loan Agreement, each of the following is true on the date hereof, both before and after giving effect to any Loan to be made on or before the date hereof:

In accordance with Section 8.01[(a)/(b)] of the Loan Agreement, attached hereto as Annex A are the financial statements for the [fiscal quarter/fiscal year] ended [                    ] required to be delivered pursuant to Section 8.01[(a)/(b)] of the Loan Agreement. Such financial statements fairly present in all material respects the consolidated financial position, results of operations and cash flow of Borrower and its Subsidiaries as at the dates indicated therein and for the periods indicated therein in accordance with GAAP [(subject to the absence of footnote disclosure and normal year-end audit adjustments)]5 [without qualification as to the scope of the audit or as to going concern and without any other similar qualification together with the certificate from Borrower’s independent auditors with respect to such financial statements required to be delivered pursuant to Section 8.01(c) of the Loan Agreement. The examination by such auditors in connection with such financial statements has been made in accordance with the standards of the United States’ Public Company accounting Oversight Board (or any successor entity).]6

Attached hereto as Annex B are the calculations used to determine compliance with each financial covenant contained in Section 10 of the Loan Agreement.

No Default or Event of Default is continuing as of the date hereof[, except as provided for on Annex C attached hereto, with respect to each of which Borrower proposes to take the

[5]	Insert language in brackets only for quarterly certifications.
[6]	Insert language in brackets only for annual certifications.

Exhibit E-1

actions set forth on Annex C].

IN WITNESS WHEREOF, the undersigned has executed this certificate on the date first written above.

GENOMEDX BIOSCIENCES INC.

By
Name:
Title:

Exhibit E-2

Annex A to Compliance Certificate

FINANCIAL STATEMENTS

[see attached]

Exhibit E-3

Annex B to Compliance Certificate

CALCULATIONS OF FINANCIAL COVENANT COMPLIANCE

I.	Section 10.01: Minimum Liquidity

A.	Amount of unencumbered cash and Permitted Cash Equivalent Investments (which for greater certainty shall not include any undrawn credit lines), in each case, to the extent held in an account over which the Lenders have a first priority perfected security interest:	$

B.	The greater of:	$

(1) $2,000,000 and

(2) to the extent Borrower has incurred Permitted Priority Debt, the minimum cash balance required of Borrower by Borrower’s Permitted Priority Debt creditors

	Is Line IA equal to or greater than Line IB?:	Yes: In compliance; No: Not in compliance

II.	Section 10.02(a)-(e): Minimum Revenue—Subsequent Periods

A.	Revenues during the twelve month period beginning on January 1, 2015	$

	[Is line II.A equal to or greater than $8,000,000?	Yes: In compliance; No: Not in compliance][7]

B.	Revenues during the twelve month period beginning on January 1, 2016	$

	[Is line II.B equal to or greater than $20,000,000?	Yes: In compliance; No: Not in compliance][8]

C.	Revenues during the twelve month period beginning on January 1, 2017	$

	[Is line II.C equal to or greater than $30,000,000?	Yes: In compliance; No: Not in compliance][9]

D.	Revenues during the twelve month period beginning on January 1, 2018	$

[7]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2015 pursuant to Section 8.01(b) of the Loan Agreement.
[8]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2016 pursuant to Section 8.01(b) of the Loan Agreement.
[9]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2017 pursuant to Section 8.01(b) of the Loan Agreement.

Exhibit E-4

	[Is line II.D equal to or greater than $30,000,000?	Yes: In compliance; No: Not in compliance][10]

E.	Revenues during the twelve month period beginning on January 1, 2019

	[Is line II.E equal to or greater than $30,000,000?	Yes: In compliance; No: Not in compliance][11]

F.	Revenues during the twelve month period beginning on January 1, 2020

	[Is line II.F equal to or greater than $30,000,000?	Yes: In compliance; No: Not in compliance][12]

[10]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2018 pursuant to Section 8.01(b) of the Loan Agreement.
[11]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2019 pursuant to Section 8.01(b) of the Loan Agreement.
[12]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2020 pursuant to Section 8.01(b) of the Loan Agreement.

Exhibit E-5

Exhibit F

to Term Loan Agreement

OPINION REQUEST

The opinion of legal counsel to Borrower and each other Obligor should address the following matters (capitalized terms used but not defined herein have the meanings given to them in the Agreement):13

1.	Power and authority (Section 7.01)

2.	Due organization/good standing (Section 7.01)

3.	Non-contravention of the Obligors’ constating documents (Section 7.02)

4.	Due authorization (Section 7.02)

5.	Due execution & delivery (Section 7.02)

6.	Enforceability (Section 7.02)

7.	No consents/conflicts (Section 7.03)

8.	Investment company (Section 7.10(a))

9.	Board regulations T, U & X (Section 7.10(b))

10.	Legal, valid and enforceable security interest (Section 7.18)

11.	Perfection of security interest (PPSA, UCC and US/Canadian IP filings, Control Agreements, share capital, share pledge authorization and perfection by control of pledged collateral) (Section 7.18)

12.	Choice of law (Sections 12.09 and 12.10)

13.	No stamp duty or registration or similar tax is assessable with respect to the Loan Documents

14.	No license or registration is required for any secured party solely by virtue of its entry into the Loan Documents or advance of any Loan

15.	Submission to jurisdiction (Section 12.10)

16.	Application of foreign law and enforceability of New York judgment on the Loan Documents in Obligors’ jurisdiction(s) of organization

[13]	The section numbers relate to those sections that are relevant to the particular opinion.

Exhibit F-1

Exhibit G

to Term Loan Agreement

FORM OF LANDLORD CONSENT

THIS LANDLORD CONSENT (the “Agreement”) is made and entered into as of [INSERT DATE] by and among CRG PARTNERS III L.P., as agent for the Lenders (defined below) (“CRIII”), GENOMEDX BIOSCIENCES INC., a company incorporated in British Columbia, Canada (“Debtor”), and [INSERT NAME OF LANDLORD], a [Delaware] [limited liability company] (“Landlord”).

WHEREAS, Debtor has entered into a term loan agreement and a security agreement (collectively, the “Agreements”), each dated as of [        , 2015], with the lenders party thereto, each in its capacity as a lender and a secured party (the “Lenders”), with CRIII as Agent for such Lenders (in such capacity, “Agent”), pursuant to which the Agent (for its benefit and for the ratable benefit of the Lenders) has been granted a security interest in all of Debtor’s personal property, including, but not limited to, inventory, equipment and trade fixtures (hereinafter “Personal Property”); and

WHEREAS, Landlord is the owner of the real property located at [                    ] (the “Premises”); and

WHEREAS, Landlord and Debtor have entered into that certain Lease dated [                    ][, as amended by [                    ] dated [                    ]] ([collectively,] the “Lease”); and

WHEREAS, certain of the Personal Property has or may become affixed to or be located on, wholly or in part, the Premises.

NOW, THEREFORE, in consideration of any loans or other financial accommodation extended by Lenders to Debtor at any time, and other good and valuable consideration, the parties agree as follows:

1. Landlord subordinates to the Agent all security interests or other interests or rights Landlord may now or hereafter have in, or to any of the Personal Property, whether for rent or otherwise, while Debtor is indebted to Lenders.

2. The Personal Property may be installed in or located on the Premises and is not and shall not be deemed a fixture or part of the real estate and shall at all times be considered personal property.

3. Agent or its representatives may enter upon the Premises during normal business hours, and upon not less than 24 hours’ advance notice, to inspect the Personal Property.

4. Upon and during the continuance of an Event of Default under the Agreements, Agent or its representatives, at Agent’s option, upon written notice delivered to Landlord not less than ten (10) business days in advance, may enter the Premises during normal business hours for the purpose of repossessing, removing or otherwise dealing with said Personal Property;

Exhibit G-1

provided that neither Agent nor Lenders shall be permitted to operate the business of Debtor on the Premises or sell, auction or otherwise dispose of any Personal Property at the Premises or advertise any of the foregoing; and such license shall continue, from the date Agent enters the Premises for as long as Agent reasonably deems necessary but not to exceed a period of ninety (90) days. During the period Agent occupies the Premises, it shall pay to Landlord the rent provided under the Lease relating to the Premises, prorated on a per diem basis to be determined on a thirty (30) day month, without incurring any other obligations of Debtor.

5. Agent shall pay to Landlord any costs for damage to the Premises or the building in which the Premises is located in removing or otherwise dealing with said Personal Property pursuant to paragraph 4 above, and shall indemnify and hold harmless Landlord from and against (i) all claims, disputes and expenses, including reasonable attorneys’ fees, suffered or incurred by Landlord arising from Agent’s exercise of any of its rights hereunder, and (ii) any injury to third persons, caused by actions of Agent pursuant to this consent.

6. Landlord agrees to give notice to Agent in writing by certified mail or facsimile of Landlord’s intent to exercise its remedies in response to any default by Debtor of any of the provisions of the Lease, to:

CRG Partners III L.P.

1000 Main Street, Suite 2500

Houston, TX 77002

Attention: General Counsel

Fax:

7. Landlord shall have no obligation to preserve or protect the Personal Property or take any action in connection therewith, and Agent, on behalf of the Lenders, waives all claims they may now or hereafter have against Landlord in connection with the Personal Property.

8. This consent shall terminate and be of no further force or effect upon the earlier of (i) the date on which all indebtedness secured by the Personal Property indefeasibly is paid in full in cash and (ii) the date on which the Lease is terminated or expires.

9. Nothing contained herein shall be construed to amend the Lease, and the Lease remains unchanged and in full force and effect.

This consent shall be construed and interpreted in accordance with and governed by the laws of the State of [                    ].

This consent may not be changed or terminated orally and is binding upon and shall inure to the benefit of Landlord, Agent, Lenders and Debtor and the heirs, personal representatives, successors and assigns of Landlord, Agent, Lenders and Debtor.

[Signature Page follows]

Exhibit G-2

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

LANDLORD:

[ ]

By
Name:
Title:

AGENT:

CRG PARTNERS III L.P.,
By CRG PARTNERS III GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner

By
	Name:	Charles Tate
	Title:	Sole Member

Address for Notices:

1000 Main Street, Suite 2500
Houston, TX 77002
Attn:	General Counsel
Tel.:
Fax:
Email:

Acknowledged and Agreed:
GENOMEDX BIOSCIENCES INC.

By
Name:
Title:

Exhibit G-3

Exhibit H

to Term Loan Agreement

FORM OF SUBORDINATION AGREEMENT

This Subordination Agreement is made as of [                    ] (this “Agreement”) among CRG Partners III L.P., a Delaware limited partnership (“CRIII”),             (“            ” and, collectively with CRIII,              and their successors and assigns, the “Senior Lenders”), and [                    ], a [                    ] [corporation] (“Subordinated Creditor”).

RECITALS:

A. [INSERT NAME OF BORROWER], a [Delaware] [corporation] (“Borrower”), will, as of the date hereof, issue in favor of Subordinated Creditor the Subordinated Note (as defined below)[, and grant a security interest in the Subordinated Collateral (as defined below) in favor of Subordinated Creditor].

B. Senior Lenders and Borrower have entered into the Senior Loan Agreement (as defined below) and the Senior Security Agreement (as defined below) under which Borrower has granted a security interest in the Collateral (as defined below) in favor of Senior Lenders as security for the payment of Borrower’s obligations under the Senior Loan Agreement.

C. To induce Senior Lenders to make and maintain the credit extensions to Borrower under the Senior Loan Agreement, Subordinated Creditor is willing to subordinate the Subordinated Debt (as defined below) to the Senior Debt (as defined below)[, and all liens securing the Subordinated Debt to the Senior Creditors’ liens on and security interests in the Collateral] on the terms and conditions herein set forth.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Definitions. As used herein, the following terms have the following meanings:

“Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101 et seq.

“Collateral” has the meaning set forth in the Senior Security Agreement.

“Enforcement Action” means, with respect to any indebtedness, obligation (contingent or otherwise) or Collateral at any time held by any lender or noteholder, (i) commencing, by judicial or non-judicial means, the enforcement of, or otherwise attempting to enforce, such indebtedness, obligation or Collateral of any of the default remedies under any of the applicable agreements or documents of such lender or noteholder, the UCC, PPSA or other applicable law (other than the mere issuance of a notice of default or notice of the right by such lender or noteholder to seek specific performance with respect to any covenants in favor of such lender or noteholder), (ii) repossessing, selling, leasing or otherwise disposing of all or any part of such Collateral, including without limitation causing any attachment of, levy upon, execution against, foreclosure upon or the taking of other action against or institution of other proceedings with respect to any Collateral, or exercising account debtor or obligor notification or collection rights with respect to all or any portion thereof, or attempting or agreeing to do so, (iii) appropriating,

Exhibit H-1

setting off or applying to such lender or noteholder’s claim any part or all of such Collateral or other property in the possession of, or coming into the possession of, such lender or noteholder or its agent, trustee or bailee, (iv) asserting any claim or interest in any insurance with respect to such indebtedness, obligation or Collateral, (v) instituting or commencing, or joining with any Person in commencing, any action or proceeding with respect to any of the foregoing rights or remedies (including any action of foreclosure, enforcement, collection or execution and any Insolvency Event involving any Obligor), (vi) exercising any rights under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Subordinated Creditor is a party, (vii) [causing or compelling the pledge or delivery of Subordinated Collateral], or (viii) otherwise enforcing, or attempting to enforce, any other rights or remedies under or with respect to any such indebtedness, obligation or Collateral.

“Insolvency Event” means that any Obligor or any of its subsidiaries shall have (i) applied for, consented to or acquiesced in the appointment of a trustee, receiver or other custodian for it or any of its property, or (ii) made a general assignment for the benefit of creditors or similar arrangement in respect of such Obligor’s or subsidiary’s creditors generally or any substantial portion thereof, or (iii) permitted, consented to, or suffered to exist the appointment of a trustee, receiver or other custodian for it or for a substantial part of its property, or (iv) commenced any case, action or proceeding before any court or other governmental agency or authority relating to bankruptcy, reorganization, insolvency, debt arrangement or relief or other case, action or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation case, action or proceeding, including without limitation any case under the Bankruptcy Code, in respect of it, or (v) (A) permitted, consented to, or suffered to exist the commencement of any case, action or proceeding before any court or other governmental agency or authority relating to bankruptcy, reorganization, insolvency, debt arrangement or relief or other case, action or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation case, action or proceeding, including without limitation any case under the Bankruptcy Code, in respect of it, or (B) any such case, action or proceeding shall have resulted in the entry of an order for relief or shall have remained for sixty (60) days undismissed.

“Obligor” has the meaning set forth in the Senior Loan Agreement.

“Person” has the meaning set forth in the Senior Loan Agreement.

“Senior Debt” means the Obligations (as defined in the Senior Loan Agreement).

“Senior Discharge Date” means the first date on which all of the Senior Debt (other than contingent indemnification obligations) has been paid indefeasibly in full in cash and all commitments of Senior Lenders under the Senior Loan Documents have been terminated.

“Senior Loan Agreement” means that certain Term Loan Agreement, dated as of [            , 2015], by and among Borrower and Senior Lenders, as amended, restated, supplemented or otherwise modified from time to time.

“Senior Loan Documents” means, collectively, the Loan Documents (as defined in the Senior Loan Agreement), in each case as amended, restated, supplemented or otherwise modified

Exhibit H-2

from time to time.

“Senior Security Agreement” means that certain Security Agreement, dated as of [                    ], among Borrower, the other Obligors party thereto, and the Secured Parties (as defined therein), as amended, restated, supplemented or otherwise modified from time to time.

[”Subordinated Collateral” means any property or assets that may at any time be or become subject to a lien or security interest in favor of the Subordinated Creditor pursuant to the Subordinated Collateral Documents or otherwise, and all products and proceeds of any of the foregoing.]

[”Subordinated Collateral Documents” means, collectively, each security agreement, deed of trust, mortgage, pledge agreement and any other agreement pursuant to which any Obligor or any other Person provides a lien on or security interest in its assets in favor of the Subordinated Creditor, and all financing statements, fixture filings, patent, trademark and copyright filings, assignments, acknowledgments and other filings, documents and agreements made or delivered pursuant thereto.]

“Subordinated Debt” means and includes all obligations, liabilities and indebtedness of Borrower owed to Subordinated Creditor, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, including without limitation, principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations.

“Subordinated Debt Documents” means, collectively, the Subordinated Note and each other loan document or agreement entered into by Borrower in connection with the Subordinated Note[, including without limitation each Subordinated Collateral Document], as amended, restated, supplemented or otherwise modified from time to time.

“Subordinated Note” means that certain $[            ] subordinated promissory note, dated [            ], issued by Borrower to Subordinated Creditor, as amended, restated, supplemented or otherwise modified from time to time.

“UCC” means the Uniform Commercial Code of any applicable jurisdiction and, if the applicable jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect in the State of New York.

2. Liens. (a) Subordinated Creditor represents and warrants that 14[the Subordinated Debt is unsecured. Subordinated Creditor agrees that it will not request or accept any security interest in any Collateral to secure the Subordinated Debt; provided that, should Subordinated Creditor obtain a lien or security interest on any asset or Collateral to secure all or any portion of the Subordinated Debt for any reason (which action shall be in violation of this Agreement), notwithstanding the respective dates of attachment and perfection of the security interests in the Collateral in favor of Senior Lenders or Subordinated Creditor, or any contrary provision of the UCC, or any applicable law or decision to the contrary, or the provisions of the Senior Loan

[14]	Select one, as appropriate.

Exhibit H-3

Documents or the Subordinated Debt Documents, and irrespective of whether Subordinated Creditor or Senior Lenders hold possession of any or all part of the Collateral, all now existing or hereafter arising security interests in the Collateral in favor of Subordinated Creditor in respect of the Subordinated Debt Documents shall at all times be subordinate to the security interest in such Collateral in favor of Senior Lenders in respect of the Senior Loan Documents.] [all liens and security interests, if any, now or hereafter existing that secure the Subordinated Debt, are hereby subordinated and junior in all respects to the liens and security interests now or hereafter existing securing the Senior Debt, regardless of the time, manner or order of attachment or perfection of any such liens and security interests, the time or order of filing of financing statements, the acquisition of purchase money or other liens or security interests, the time of giving or failure to give notice of the acquisition or expected acquisition of purchase money or other liens or security interests, or any other circumstances whatsoever.]

(b) Subordinated Creditor acknowledges that Senior Lenders have been granted liens upon the Collateral [(including the Subordinated Collateral)], and Subordinated Creditor hereby consents thereto and to the incurrence of the Senior Debt.

(c) Until the Senior Discharge Date, in the event of any private or public sale or other disposition of all or any portion of the Collateral, Subordinated Creditor agrees that such Collateral shall be sold or otherwise disposed of free and clear of any liens in favor of Subordinated Creditor. Subordinated Creditor agrees that any such sale or disposition of Collateral shall not require any consent from Subordinated Creditor, and Subordinated Creditor hereby waives any right it may have to object to such sale or disposition.

(d) [Subordinated Creditor agrees that it will not request or accept any guaranty of the Subordinated Debt.]

(e) [Each of Senior Lenders and Subordinated Creditor agrees to hold all collateral in which a lien may be perfected by possession or control (“Possessory Collateral”) in its possession, custody, or control (or in the possession, custody, or control of agents or bailees for any such party) as agent for the other solely for the purpose of perfecting the security interest granted to each in such Possessory Collateral subject to the terms and conditions of this Agreement. Neither any Senior Lender nor Subordinated Creditor shall have any obligation whatsoever to the other to assure that any Possessory Collateral is genuine or owned by any Obligor or any other Person or to preserve its rights or benefits or those of any Person. The duties or responsibilities of Senior Lenders and Subordinated Creditor under this Section 2(e) are and shall be limited solely to holding or maintaining control of the Possessory Collateral as agent for the others for purposes of perfecting the lien or security interest held by such others. Senior Lenders are not and shall not be deemed to be a fiduciary of any kind for Subordinated Creditor or any other Person.]

3. Payment Subordination. (a) Notwithstanding the terms of the Subordinated Debt Documents, until the Senior Discharge Date, (i) all payments and distributions of any kind or character, whether in cash, property or securities, in respect of the Subordinated Debt are subordinated in right and time of payment to all payments in respect of the Senior Debt, and (ii) Subordinated Creditor will not demand, sue for or receive from Borrower (and Borrower will not pay) any part of the Subordinated Debt, whether by payment, prepayment, distribution, setoff, or

Exhibit H-4

otherwise, or accelerate the Subordinated Debt.

(b) Subordinated Creditor must deliver to Senior Lenders in the form received (except for endorsement or assignment by Subordinated Creditor) any payment, distribution, security or proceeds it receives on the Subordinated Debt other than according to this Agreement.

4. Subordination of Remedies. Until the Senior Discharge Date, and whether or not any Insolvency Event has occurred, Subordinated Creditor will not accelerate the maturity of all or any portion of the Subordinated Debt, enforce, attempt to enforce, or exercise any right or remedy with respect to any Collateral [(including the Subordinated Collateral)] or the Subordinated Debt, or take any other Enforcement Action with respect to the Subordinated Debt [or the Subordinated Collateral].

5. Payments Over. All payments and distributions of any kind, whether in cash, property or securities, in respect of the Subordinated Debt to which Subordinated Creditor would be entitled if the Subordinated Debt were not subordinated pursuant to this Agreement, shall be paid to Senior Lenders in respect of the Senior Debt, regardless of whether such Senior Debt, or any portion thereof, is reduced, expunged, disallowed, subordinated or recharacterized. Notwithstanding the foregoing, if any payment or distribution of any kind, whether in cash, property or securities, shall be received by Subordinated Creditor on account of the Subordinated Debt [or the Subordinated Collateral] before Senior Discharge Date (whether or not expressly characterized as such), then such payment or distribution shall be segregated by Subordinated Creditor and held in trust for, and shall be promptly paid over to, Senior Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, in respect of the Senior Debt, regardless of whether such Senior Debt, or any portion thereof, is reduced, expunged, disallowed, subordinated or recharacterized. Subordinated Creditor irrevocably appoints Senior Lenders as Subordinated Creditor’s attorney-in-fact, and grants to Senior Lenders a power of attorney with full power of substitution (which power of attorney is coupled with an interest), in the name of Subordinated Creditor or in the name of Senior Lenders, for the use and benefit of Senior Lenders, without notice to Subordinated Creditor, to make any such endorsements. This Section 5 shall be enforceable even if Senior Lenders’ liens on the Collateral are alleged, determined, or held to constitute fraudulent transfers (whether constructive or actual), preferential transfers, or otherwise avoided or voidable, set aside, recharacterized or equitably subordinated.

6. Insolvency Proceedings. (a) This Agreement is intended to constitute and shall be deemed to constitute a “subordination agreement” within the meaning of Section 510(a) of the Bankruptcy Code and is intended to be and shall be interpreted to be enforceable to the maximum extent permitted pursuant to applicable nonbankruptcy law. All references to the Borrower or any other Obligor shall include the Borrower or such Obligor as debtor and debtor-in-possession and any receiver or trustee for the Borrower or any other Obligor (as the case may be) in connection with any case under the Bankruptcy Code or in connection with any other Insolvency Event.

(b) Without limiting the generality of the other provisions of this Agreement, until the Senior Discharge Date, without the express written consent of Senior Lenders, Subordinated

Exhibit H-5

Creditor shall not institute or commence (nor shall it join with or support any third party instituting, commencing, opposing, objecting or contesting, as the case may be, or otherwise suffer to exist), any Insolvency Event involving the Borrower or any other Obligor.

(c) Senior Lenders shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid its debt) and make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or consent of Subordinated Creditor.

(d) Subordinated Creditor will not, and hereby waives any right to bring, join in, or otherwise support or take any action to (i) contest the validity, legality, enforceability, perfection, priority or avoidability of any of the Senior Debt, any of the Senior Loan Documents or any security interests and/or liens of Senior Lenders on or in any property or assets of Borrower or any other Obligor, including without limitation, the Collateral; (ii) interfere with or in any manner oppose or support any other Person in opposing any foreclosure on or other disposition of any Collateral by the Senior Lender in accordance with applicable law, or otherwise to contest, protest, object to or interfere with the manner in which Senior Lenders may seek to enforce the Liens on any Collateral; (iii) provide a debtor-in-possession facility (including on a priming basis) to the Borrower or any other Obligor, under Section 362, 363 or 364 of the Bankruptcy Code or any other applicable law, without the consent, in their sole discretion, of Senior Lenders; or (iv) exercise any rights against Senior Lenders or the Collateral under Section 506(c) of the Bankruptcy Code. [Subordinated Creditor hereby waives any and all rights it may have as a junior lien creditor or otherwise to contest, protest, object to or interfere with the manner in which Senior Lender seeks to enforce its liens on or security interests in any Collateral.]

(e) Subordinated Creditor will not, and hereby waives any right to, oppose, contest, object to, join in, or otherwise support any opposition to or objection with respect to, (i) any request or motion of Senior Lenders seeking, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, the modification, lifting or vacating of the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay in connection with any Insolvency Event or seeking adequate protection of Senior Lenders’ interests in the Collateral or with respect to the Senior Debt (whether under Sections 362, 363, and/or 364 of the Bankruptcy Code or other applicable law), and, until Senior Discharge Date, Subordinated Creditor agrees that it shall not seek relief from such automatic stay without the prior written consent of Senior Lenders; (ii) any debtor-in-possession financing (including on a priming basis) or use of cash collateral (as defined in Section 363(a) of the Bankruptcy Code or other applicable law) arrangement by the Borrower, whether from Senior Lenders or any other third party under Section 362, 363 or 364 of the Bankruptcy Code or any other applicable law, if Senior Lenders, in their sole discretion, consent to such debtor-in-possession financing or cash collateral arrangement, and Subordinated Creditor shall not request adequate protection (whether under Sections 362, 363, and/or 364 of the Bankruptcy Code or other applicable law) or any other relief in connection therewith; (iii) any sale or other disposition of the Collateral or substantially all of the assets of the Borrower or any other Obligor (include any such sale free and clear of liens or other claims) under Section 363 of the Bankruptcy Code or other applicable law if Senior Lenders, in their sole discretion, consent to such sale or disposition; (vii) Senior Lenders’ exercise or enforcement of its right to make an election under Section 1111(b) of the Bankruptcy Code, and Subordinated Creditor hereby

Exhibit H-6

waives any claim it may hereafter have against Senior Lenders arising out of such election; (viii) Senior Lenders’ exercise or enforcement of its right to credit bid any or all of its debt claims against the Borrower or any other Obligor, including, without limitation, the Senior Debt; or (ix) any plan of reorganization or liquidation if Senior Lenders, in their sole discretion, consent to, vote in favor of, or otherwise do not oppose such plan of reorganization or liquidation, and, in furtherance thereof, Subordinated Creditor hereby grants to Senior Lenders the right to vote Subordinated Creditor’s claim or claims (as such term is defined in the Bankruptcy Code) arising on account of or in connection with the Subordinated Debt, as Subordinated Creditor’s agent, with respect to any plan of reorganization or liquidation to which Subordinated Creditor may be entitled to vote in any bankruptcy or liquidation proceeding or in connection with any other Insolvency Event of the Borrower or any other Obligor.

7. Distributions of Proceeds of Collateral. All realizations upon any Collateral pursuant to or in connection with an Enforcement Action, an Insolvency Event or otherwise shall be paid or delivered to Senior Lenders in respect of the Senior Debt until the Senior Discharge Date before any payment may be made to Subordinated Creditor.

8. Release of Liens. In the event of any private or public sale or other disposition, by or with the consent of Senior Lenders, of all or any portion of the Collateral, Subordinated Creditor agrees that such sale or disposition shall be free and clear of any liens Subordinated Creditor may have on such Collateral[, and, if the sale or other disposition includes any pledged equity interests in any Obligor, if the Subordinated Collateral includes any such any pledged equity interests, the Subordinated Creditor further agrees to release the entities whose pledged equity interests are sold from all Subordinated Debt]. Subordinated Creditor agrees that, in connection with any such sale or other disposition, (i) Senior Lenders are authorized to file any and all UCC, PPSA and other applicable lien releases and/or terminations in respect of any liens held by Subordinated Creditor in connection with such a sale or other disposition, and (ii) it shall execute any and all lien releases or other documents reasonably requested by Senior Lenders in connection therewith. In furtherance of the foregoing, Subordinated Creditor hereby appoints Senior Lenders as its attorney-in-fact, with full authority in the place and stead of Subordinated Creditor and full power of substitution and in the name of Subordinated Creditor or otherwise, to execute and deliver any document or instrument which Subordinated Creditor is required to deliver pursuant to this Section 8, such appointment being coupled with an interest and irrevocable. Subordinated Creditor agrees that Senior Lenders may release or refrain from enforcing its security interest in any Collateral, or permit the use or consumption of such Collateral by Borrower free of any Subordinated Creditor security interest, without incurring any liability to Subordinated Creditor.

9. Attorney-In-Fact. Until the Senior Discharge Date, Subordinated Creditor irrevocably appoints Senior Lenders as its attorney-in-fact, with power of attorney with power of substitution, in Subordinated Creditor’s name or in Senior Lenders’ name, for Senior Lenders’ use and benefit without notice to Subordinated Creditor, to do the following during an Insolvency Event:

(a) file any claims in respect of the Subordinated Debt on behalf of Subordinated Creditor if Subordinated Creditor does not do so at least 30 days before the time to file claims expires; and

Exhibit H-7

(b) vote Subordinated Creditor’s claim or claims (as such term is defined in the Bankruptcy Code) arising on account of or in connection with the Subordinated Debt, as Subordinated Creditor’s agent, with respect to any plan of reorganization or liquidation to which Subordinated Creditor may be entitled to vote in any bankruptcy or liquidation proceeding or in connection with any other Insolvency Event of the Borrower or any other Obligor.

Such power of attorney is irrevocable and coupled with an interest.

10. Legend; Amendment of Debt. (a) Subordinated Creditor will immediately put a legend on or otherwise indicate on the Subordinated Note that the Subordinated Note is subject to this Agreement.

(b) Until the Senior Discharge Date, Subordinated Creditor shall not, without prior written consent of Senior Lenders, agree to any amendment, modification or waiver of any provision of the Subordinated Debt Documents, if the effect of such amendment, modification or waiver is to: (i) terminate or impair the subordination of the Subordinated Debt in favor of Senior Lenders; (ii) increase the interest rate on the Subordinated Debt or change (to earlier dates) the dates upon which principal, interest and other sums are due under the Subordinated Note; (iii) alter the redemption, prepayment or subordination provisions of the Subordinated Debt; (iv) impose on Borrower or any other Obligor any new or additional prepayment charges, premiums, reimbursement obligations, reimbursable costs or expenses, fees or other payment obligations; (v) alter the representations, warranties, covenants, events of default, remedies and other provisions in a manner which would make such provisions materially more onerous, restrictive or burdensome to Borrower or any other Obligor; (vi) 15[grant a lien or security interest in favor of any holder of the Subordinated Debt on any asset or Collateral to secure all or any portion of the Subordinated Debt][terminate or impair the subordination of any security interest or lien securing the Subordinated Debt in favor of Senior Lenders]; or (vii) otherwise increase the obligations, liabilities and indebtedness in respect of the Subordinated Debt or confer additional rights upon Subordinated Creditor, which individually or in the aggregate would be materially adverse to Borrower, any other Obligor or Senior Lenders. Any such amendment, modification or waiver made in violation of this Section 10(b) shall be void.

(c) At any time without notice to Subordinated Creditor, Senior Lenders may take such action with respect to the Senior Debt as Senior Lenders, in their sole discretion, may deem appropriate, including, without limitation, terminating advances, increasing the principal, extending the time of payment, increasing interest rates, renewing, compromising or otherwise amending any documents affecting the Senior Debt and any Collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. No action or inaction will impair or otherwise affect Senior Lenders’ rights under this Agreement.

11. Certain Waivers. (a) Subordinated Creditor hereby (i) waives any and all notice of the incurrence of the Senior Debt or any part thereof; (ii) waives any and all rights it may have to require Senior Lenders to marshal assets, to exercise rights or remedies in a particular manner, to forbear from exercising such rights and remedies in any particular manner or order, or to claim the benefit of any appraisal, valuation or other similar right that may otherwise be available

[15]	Select one, as appropriate.

Exhibit H-8

under applicable law, regardless of whether any action or failure to act by or on behalf of Senior Lenders is adverse to the interest of Subordinated Creditor; (iii) agrees that Senior Lenders shall have no liability to Subordinated Creditor, and Subordinated Creditor hereby waives any claim against Senior Lenders arising out of any and all actions not in breach of this Agreement which Senior Lenders may take or permit or omit to take with respect to the Senior Loan Documents (including any failure to perfect or obtain perfected security interests in the Collateral), the collection of the Senior Debt or the foreclosure upon, or sale, liquidation or other disposition of, any Collateral; and (iv) agrees that Senior Lenders have no duty, express or implied, fiduciary or otherwise, to them in respect of the maintenance or preservation of the Collateral, the Senior Debt or otherwise. Without limiting the foregoing, Subordinated Creditor agrees that Senior Lenders shall have no duty or obligation to maximize the return to any class of creditors holding indebtedness of any type (whether Senior Debt or Subordinated Debt), notwithstanding that the order and timing of any realization, sale, disposition or liquidation of the Collateral may affect the amount of proceeds actually received by such class of creditors from such realization, sale, disposition or liquidation.

(b) Subordinated Creditor confirms that this Agreement shall govern as between the Senior Lenders and the Subordinated Creditor irrespective of: (i) any lack of validity or enforceability of any Senior Loan Document or any Subordinated Debt Document; (ii) the occurrence of any Insolvency Event in respect of any Obligor; (iii) whether the Senior Debt, or the liens or security interests securing the Senior Debt, shall be held to be unperfected, deficient, invalid, void, voidable, voided, unenforceable, subordinated, reduced, discharged or are set aside by a court of competent jurisdiction, including pursuant or in connection with any Insolvency Event; (iv) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Debt or the Subordinated Debt, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Senior Loan Document or any Subordinated Debt Document or any guarantee thereof; or (v) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Obligor in respect of the Senior Debt or the Subordinated Debt.

12. Representations and Warranties. Subordinated Creditor represents and warrants to Senior Lenders that:

(a) all action on the part of Subordinated Creditor, its officers, directors, partners, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of Subordinated Creditor hereunder has been taken;

(b) this Agreement constitutes the legal, valid and binding obligation of Subordinated Creditor, enforceable against Subordinated Creditor in accordance with its terms;

(c) the execution, delivery and performance of and compliance with this Agreement by Subordinated Creditor will not (i) result in any material violation or default of any term of any of Subordinated Creditor’s charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc.) or (ii) violate any material applicable law, rule or regulation; and

Exhibit H-9

(d) Subordinated Creditor has not previously assigned any interest in the Subordinated Debt[ or any Subordinated Collateral], and no Person other than the Subordinated Creditor owns an interest in the Subordinated Debt[ or Subordinated Collateral].

13. Term; Reinstatement. This Agreement shall remain in full force and effect until the Senior Discharge Date, notwithstanding the occurrence of an Insolvency Event. If, after the Senior Discharge Date, Senior Lenders must disgorge any payments made on the Senior Debt for any reason (including, without limitation, in connection with the bankruptcy of Borrower or in connection with any other Insolvency Event), this Agreement and the relative rights and priorities provided in it, will be reinstated as to all disgorged payments as though such payments had not been made, and Subordinated Creditor will immediately pay Senior Lenders all payments received in respect of the Subordinated Debt to the extent such payments or retention thereof would have been prohibited under this Agreement.

14. Successors and Assigns. This Agreement binds Subordinated Creditor, its successors or assigns, and benefits Senior Lenders’ successors or assigns. This Agreement is for Subordinated Creditor’s and Senior Lenders’ benefit and not for the benefit of Borrower or any other party. Subordinated Creditor shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Subordinated Debt or any related document or any interest in any Collateral therefor unless prior to the consummation of any such action, the transferee thereof shall execute and deliver to Senior Lenders an agreement of such transferee to be bound hereby, or an agreement substantially identical to this Agreement providing for the continued subjection of the Subordinated Debt, the interests of the transferee in the Collateral and the remedies of the transferee with respect thereto as provided herein with respect to Subordinated Creditor and for the continued effectiveness of all of the other rights of Senior Lenders arising under this Agreement, in each case in form satisfactory to Senior Lenders. Any such sale, assignment, pledge, disposition or transfer not made in compliance with the terms of this Section 14 shall be void.

15. Further Assurances. Subordinated Creditor hereby agrees to execute such documents and/or take such further action as Senior Lenders may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement, including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when requested by Senior Lenders.

16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Executed counterparts may be delivered by facsimile.

17. Governing Law; Waiver of Jury Trial. (a) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b) EACH PARTY HERETO WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS

Exhibit H-10

AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

18. Entire Agreement; Waivers and Amendments. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. Senior Lenders and Subordinated Creditor are not relying on any representations by the other creditor party or Borrower in entering into this Agreement, and each of Senior Lenders and Subordinated Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. No amendment, modification, supplement, termination, consent or waiver of or to any provision of this Agreement, nor any consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by Senior Lenders and Subordinated Creditor. Any waiver of any provision of this Agreement, or any consent to any departure from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given.

19. No Waiver. No failure or delay on the part of any Senior Lender or Subordinated Creditor in the exercise of any power, right, remedy or privilege under this Agreement shall impair such power, right, remedy or privilege or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise of any other power, right or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Senior Lenders.

20. Legal Fees. In the event of any legal action to enforce the rights of a party under this Agreement, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable, invoiced and out-of-pocket costs and expenses, including reasonable attorneys’ fees, incurred in such action.

21. Severability. Any provision of this Agreement which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

22. Notices. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be delivered or sent by first-class mail, postage prepaid, or by overnight courier or messenger service or by facsimile or electronic mail, message confirmed, and shall be deemed to be effective for purposes of this Agreement on the day that delivery is made or refused. Unless otherwise specified in a notice mailed or delivered in accordance with the foregoing sentence, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses and facsimile numbers indicated on the signature pages hereto.

23. No Third-Party Beneficiaries; Other Benefits. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors and permitted assigns, and the parties do not intend to confer third party beneficiary rights upon

Exhibit H-11

any other person. Subordinated Creditor understands that there may be various agreements between Senior Lenders and the Borrower or the other Obligors evidencing and governing the Senior Debt, and Subordinated Creditor acknowledges and agrees that such agreements are not intended to confer any benefits on Subordinated Creditor and that Senior Lenders shall have no obligation to Subordinated Creditor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to it under such agreements.

[Signature pages follow]

Exhibit H-12

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

SUBORDINATED CREDITOR:
[ ]

By
Name:
Title:

Address for Notices:

SENIOR LENDERS:

CRG PARTNERS III L.P.,

By CRG PARTNERS III GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner

By
Name:	Charles Tate
Title:	Sole Member

Address for Notices:

1000 Main Street, Suite 2500
Houston, TX 77002
Attn:	General Counsel
Tel.:
Fax:
Email:

Exhibit H-13

GENOMEDX BIOSCIENCES INC.

By
Name:
Title:

Address for Notices:
[ ]
[ ]
[ ]
Attn:	[ ]
Tel.:	[ ]
Fax:	[ ]
Email:	[ ]

Exhibit H-14

Exhibit I

to Term Loan Agreement

FORM OF INTERCREDITOR AGREEMENT

This Intercreditor Agreement, dated as of [                    ] (this “Agreement”), is made among CRG Partners III L.P., a Delaware limited partnership (“CRGIII”), and [                    ], a [                    ] (“[                    ]” and collectively with CRGIII, [                    ] and their successors and assignees, “CRG”), and [INSERT NAME OF A/R LENDER], a [                    ] (“[A/R Lender]”).

RECITALS

A.

[A/R Lender] and GenomeDx Biosciences Inc, a company incorporated in British Columbia, Canada (“Borrower”), have entered into the A/R Facility Agreement (as defined below), which, along with any other obligations owing to [A/R Lender] by Borrower, is secured by certain property of Borrower [and the other Obligors (as defined below)].

B.

CRG and Borrower have entered into that certain Term Loan Agreement, dated as of [                    ] (as amended, restated, supplemented or otherwise modified from time to time, the “CRG Term Loan Agreement”), which is secured by certain property of Borrower and the other Obligors.

C.

To induce each of [A/R Lender] and CRG (collectively, “Creditors” and each individually, a “Creditor”) to make and maintain the credit extensions under the A/R Facility Agreement and the CRG Term Loan Agreement, respectively, the other Creditor is willing to enter into this Agreement to, among other things, subordinate certain of its liens on the terms and conditions herein set forth.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Definitions. As used herein, the following terms have the following meanings:

“A/R Facility Agreement” means that certain [Credit Agreement] between [A/R Lender] and Borrower dated as of [                    ] as the same may be amended, restated, supplemented or otherwise modified from time to time.

“A/R Facility Documents” means the A/R Facility Agreement and all [Loan Documents], each as defined in the A/R Facility Agreement.

“A/R Facility Senior Collateral” means (i) [Borrower’s] accounts arising from the sale of inventory or services, excluding IP/Equipment Accounts (collectively, “Inventory/Service Accounts”), (ii) [Borrower’s] inventory, (iii) to the extent evidencing, governing, or securing [Borrower’s] Inventory/Service Accounts or inventory, [Borrower’s] general intangibles (excluding Intellectual Property), chattel paper, instruments and documents, (iv) to the extent held in a segregated deposit account that does not contain other cash, cash proceeds of [Borrower’s] Inventory/Survice Accounts and inventory, and (v) proceeds of insurance policies

Exhibit I-1

covering [Borrower’s] Inventory/Service Accounts and inventory received with respect to such accounts and inventory; provided that, for purposes of clarification, notwithstanding the foregoing, in no event shall “A/R Facility Senior Collateral” include (A) any right, title or interest of any Obligor in any Intellectual Property or any licenses thereof, (B) any accounts or proceeds arising from the sale, transfer, licensing or other disposition of any Intellectual Property or licenses, or from the sale, transfer, lease or other disposition of equipment (collectively, “IP/Equipment Accounts”), (C) equipment, (D) to the extent evidencing, governing, securing or otherwise related to equipment, any general intangibles, chattel paper, instruments or documents, or (E) proceeds of equipment or proceeds of insurance policies with respect to equipment.

“[A/R Lender]” shall have the meaning provided to such term in the introductory paragraph hereto, and when such term is used herein relating to an Enforcement Action or an Insolvency Proceeding shall include any Receiver appointed by [A/R Lender].

“Bankruptcy Code” means the federal bankruptcy law of the United States as from time to time in effect, currently as Title 11 of the United States Code. Section references to current sections of the Bankruptcy Code shall refer to comparable sections of any revised version thereof if section numbering is changed.

“Bankruptcy Law” means the Bankruptcy Code, Canadian Insolvency Laws and any similar federal, state, provincial or foreign law for liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, arrangement (including under any relevant incorporating statute), rearrangement, receivership, insolvency, reorganization, judicial management, winding up, administration or the relief of debtors.

“Canadian Insolvency Laws” means any of the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), and the Winding-Up and Restructuring Act (Canada) and any proceeding under applicable federal or provincial corporate law seeking an arrangement or compromise of some or all of the debts of a Person or a stay of proceedings to enforce some or all claims of creditors against a Person.

“Claim” means, (i) in the case of [A/R Lender], any and all present and future “claims” (used in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code or as contemplated by any other Bankruptcy Law, but without regard to whether such claim would be disallowed under the Bankruptcy Code or any other Bankruptcy Law) of [A/R Lender] now or hereafter arising or existing under or relating to the A/R Facility Documents (with the portion of [A/R Lender]’s Claim at any time consisting of the aggregate principal amount of indebtedness under the A/R Facility Documents not to exceed the lesser of $[            ] and 80% of the face amount at such time of [Borrower’s] non delinquent accounts receivable), whether joint, several, or joint and several, whether fixed or indeterminate, due or not yet due, contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, whether under a guaranty or a letter of credit, and whether arising under contract, in tort, by law, or otherwise, any interest or fees thereon (including interest or fees that accrue after the filing of a petition by or against any Obligor under any Bankruptcy Law, irrespective of whether allowable under such Bankruptcy Law), any costs of Enforcement Actions, including reasonable attorneys’ fees and costs, and any prepayment or termination fees, and (ii) in the case of CRG, any and all present and future “claims” (used in its

Exhibit I-2

broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code or as contemplated by any other Bankruptcy Law, but without regard to whether such claim would be disallowed under such Bankruptcy Law) of CRG now or hereafter arising or existing under or relating to the CRG Documents, whether joint, several, or joint and several, whether fixed or indeterminate, due or not yet due, contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, whether under a guaranty or a letter of credit, and whether arising under contract, in tort, by law, or otherwise, any interest or fees thereon (including interest or fees that accrue after the filing of a petition by or against any Obligor under any Bankruptcy Law, irrespective of whether allowable under such Bankruptcy Law), any costs of Enforcement Actions, including reasonable attorneys’ fees and costs, and any prepayment or termination fees.

“Collateral” means all real or personal property of any Obligor in which any Creditor now or hereafter has a security interest.

“Common Collateral” means all Collateral in which both [A/R Lender] and CRG have a security interest.

“CRG” shall have the meaning provided to such term in the introductory paragraph hereto, and when such term is used herein relating to an Enforcement Action or an Insolvency Proceeding shall include any Receiver appointed by CRG.“CRG Documents” means all documentation related to the CRG Term Loan Agreement and all Loan Documents (as defined in the CRG Term Loan Agreement), including security or pledge agreements and all other related agreements.

“CRG Senior Collateral” means all Collateral in which CRG has a security interest, other than the A/R Facility Senior Collateral, including, for the avoidance of doubt and without limitation, any additional Collateral in which CRG may have a security interest following the commencement of or in connection with any Insolvency Proceeding, including without limitation Collateral subject to any CRG security interests, superpriority claims, or other rights arising under Sections 507(b) and 552 of the Bankruptcy Code or any other similar Bankruptcy Law.

“Credit Documents” means, collectively, the CRG Documents and the A/R Facility Documents.

“Enforcement Action” means, with respect to any Creditor and with respect to any Claim of such Creditor or any item of Collateral in which such Creditor has or claims a security interest, lien, or right of offset, (i) any action, whether judicial or nonjudicial, to repossess, collect, offset, recoup, give notification to third parties with respect to, sell, dispose of, foreclose upon, give notice of sale, disposition, or foreclosure with respect to, or obtain equitable or injunctive relief with respect to, such Claim or Collateral, (ii) any action in connection with any Insolvency Proceeding to protect, defend, enforce or assert rights with respect to such Claim or Collateral, including without limitation filing and defending any proof of claim, opposing or joining in the opposition of any sale of assets or confirmation of a plan of reorganization, or opposing or joining in the opposition of any proposed debtor-in-possession loan or use of cash collateral, and (iii) the filing of, or the joining in the filing of, an involuntary bankruptcy or insolvency proceeding against any Obligor.

Exhibit I-3

“Intellectual Property” means, collectively, all copyrights, copyright registrations and applications for copyright registrations, including all renewals and extensions thereof, all rights to recover for past, present or future infringements thereof and all other rights whatsoever accruing thereunder or pertaining thereto (collectively, “Copyrights”), all patents and patent applications, including the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations in part thereof, all damages and payments for past or future infringements thereof and rights to sue therefor, and all rights corresponding thereto throughout the world and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto (collectively, “Patents”), and all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including all renewals of trademark and service mark registrations, all rights to recover for all past, present and future infringements thereof and all rights to sue therefor, and all rights corresponding thereto throughout the world (collectively, “Trademarks”), together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to any Obligor with respect to any of the foregoing, in each case whether now or hereafter owned or used; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by any Obligor; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by any Obligor in respect of any of the items listed above.

“Junior Collateral” means, (i) in the case of [A/R Lender], all Common Collateral consisting of CRG Senior Collateral and (ii) in the case of CRG, all Common Collateral consisting of A/R Facility Senior Collateral.

“Obligor” means Borrower, each subsidiary thereof and each other person or entity that provides a guaranty of, or collateral for, any Claim of any Creditor.

“PPSA” means the Personal Property Security Act (British Columbia) and the regulations thereunder, as from time to time in effect, provided, however, if attachment, perfection or priority of a Creditor’s security interests in any Collateral is governed by the personal property security laws of any jurisdiction other than British Columbia, “PPSA” shall mean those personal property security laws in such other jurisdiction for the purposes of the provisions hereof relating to such attachment, perfection or priority and for the definitions related to such provisions.

“Proceeds Sweep Period” means the period beginning on the later to occur of (i) the occurrence of an event of default under any Creditor’s Credit Documents and (ii) receipt by the

Exhibit I-4

other Creditor of written notice from such Creditor of such event of default, and ending on the date on which such event of default shall have been waived in writing by the Creditor issuing such notice.

“Receiver” means any receiver, interim receiver, receiver-manager, trustee, custodian, conservator, sequestrator, liquidator, rehabilitator, administrator, assignee for the benefit of creditors, mortgagee in possession (or agent therefor), monitor or any similar Person.

“Senior Collateral” means, (i) in the case of [A/R Lender], all A/R Facility Senior Collateral and (ii) in the case of CRG, all CRG Senior Collateral.

“UCC” means the Uniform Commercial Code of any applicable jurisdiction and, if the applicable jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect in the State of New York. The following terms have the meanings given to them in the applicable UCC: “account”, “chattel paper”, “commodity account”, “deposit account”, “document”, “equipment”, “general intangible”, “instrument”, “inventory”, “proceeds” and “securities account”.

2. Lien Subordination. (a) Notwithstanding the respective dates of attachment or perfection of the security interests of CRG and the security interests of [A/R Lender], or any contrary provision of the UCC, PPSA or any applicable law or decision, or the provisions of the Credit Documents, and irrespective of whether [A/R Lender] or CRG holds possession of all or any part of the Collateral, (i) all now existing and hereafter arising security interests of [A/R Lender] in any A/R Facility Senior Collateral shall at all times be senior to the security interests of CRG in such A/R Facility Senior Collateral, and (ii) all now existing and hereafter arising security interests of CRG in any CRG Senior Collateral shall at all times be senior to the security interests of [A/R Lender] in such CRG Senior Collateral.

(b) Each Creditor hereby:

(i) acknowledges and consents to (A) [Borrower][each Obligor] granting to the other Creditor a security interest in the Common Collateral of such other Creditor, (B) the other Creditor filing any and all financing statements and other documents as reasonably deemed necessary by the other Creditor in order to perfect its security interest in its Common Collateral, and (C) [Borrower’s][each Obligor’s] entry into the Credit Documents to which the other Creditor is a party.

(ii) acknowledges, agrees and covenants, notwithstanding Section 2(c) but subject to Section 5, that it shall not contest, challenge or dispute the validity, attachment, perfection, priority or enforceability of the other Creditor’s security interest in the Common Collateral, or the validity, priority or enforceability of the other Creditor’s Claim. For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, [A/R Lender] shall not file or join in any motion or pleading in connection with any Insolvency Proceeding or take any other action seeking to recharacterize any Intellectual Property, the proceeds thereof, or any other CRG Senior Collateral or proceeds thereof as A/R Facility Senior Collateral.

(c) Subject to Section 2(b)(ii), the priorities provided for herein with respect to

Exhibit I-5

security interests and liens are applicable only to the extent that such security interests and liens are enforceable, perfected and have not been avoided; if a security interest or lien is judicially determined to be unenforceable or unperfected or is judicially avoided with respect to one or more Claims or any part thereof, the priorities provided for herein shall not be available to such security interest or lien to the extent that it is avoided or determined to be unenforceable. Nothing in this Section 2(c) affects the operation of any turnover of payment provisions hereof, or of any other agreements among any of the parties hereto.

3. Distribution of Proceeds of Common Collateral. (a) During each Proceeds Sweep Period, all proceeds including proceeds of any sale, exchange, collection, or other disposition of:

(i) A/R Facility Senior Collateral shall be distributed first, to [A/R Lender], in an amount up to the amount of [A/R Lender]’s Claim; then, to CRG, in an amount up to the amount of CRG’s Claim;

(ii) CRG Senior Collateral shall be distributed first, to CRG, in an amount up to the amount of CRG’s Claim; then, to [A/R Lender], in an amount up to the amount of [A/R Lender]’s Claim.

(b) In the event that, notwithstanding Section 3(a), either Creditor shall during any Proceeds Sweep Period receive any payment, distribution, security or proceeds constituting its Junior Collateral prior to the indefeasible payment in full of the other Creditor’s Claims and termination of all commitments of the other Creditor under its Credit Documents, such Creditor shall hold in trust, for such other Creditor, such payment, distribution, security or proceeds, and shall deliver to such other Creditor, in the form received (with any necessary endorsements or as a court of competent jurisdiction may otherwise direct) such payment, distribution, security or proceeds for application to the other Creditor’s Claims in accordance with Section 3(a).

(c) At all times other than during a Proceeds Sweep Period, all proceeds including proceeds of any sale, exchange, collection, or other disposition of Collateral shall be distributed or applied, as applicable, in accordance with the CRG Documents and the A/R Facility Documents.

(d) Except as expressly set forth herein, nothing in this Section 3 shall obligate either Creditor (i) to sell, exchange, collect or otherwise dispose of Collateral at any time, or (ii) to take any action in violation of any stay imposed in connection with any Insolvency Proceeding, including without limitation the automatic stay in Section 362(a) of the Bankruptcy Code or any other similar Bankruptcy Law, nor shall either Creditor have any liability to the other arising from or in connection with such Creditor’s failure to take such action.

4. Subordination of Remedies. Each Creditor (for purposes of this Section 4, the “Junior Creditor”) agrees, subject to Section 5, that, (i) unless and until all Claims of the other Creditor (for purposes of this Section 4, the “Senior Creditor”) have been indefeasibly paid in full and all commitments of the Senior Creditor under its Credit Documents have been terminated, or (ii) until the expiration of a period of 180 days from the date of notice of default under the Senior Creditor’s Credit Documents given by the Senior Creditor to the Junior Creditor, whichever is earlier, and whether or not any Insolvency Proceeding has been commenced by or against any

Exhibit I-6

Obligor, the Junior Creditor shall not, without the prior written consent of the Senior Creditor, enforce, or attempt to enforce, any rights or remedies under or with respect to any of such Junior Creditor’s Junior Collateral, including causing or compelling the pledge or delivery of such Junior Collateral, any attachment of, levy upon, execution against, foreclosure upon or the taking of other action against or institution of other proceedings with respect to any such Junior Collateral, notifying any account debtors of any Obligor, asserting any claim or interest in any insurance with respect to such Junior Collateral, or exercising any rights under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement with respect to such Junior Collateral, or institute or commence, or join with any person or entity in commencing, any action or proceeding with respect to such rights or remedies (including any action of foreclosure, enforcement, collection or execution and any Insolvency Proceeding involving any Obligor), except that notwithstanding the foregoing, at all times, including during a Proceeds Sweep Period, the Junior Creditor shall be able to exercise its rights under a lockbox agreement or an account control agreement with respect to any deposit account, securities account or commodity account constituting Collateral, including its rights to freeze such account or exercise any rights of offset, provided that any distribution or withdrawal from such account shall be applied in accordance with Section 3(a).

5. Insolvency Proceedings. (a) Rights Continue. In the event of any Obligor’s insolvency, reorganization or any case, action or proceeding, commenced by or against such Obligor, under any bankruptcy or insolvency law or laws relating to the relief of debtors, including, without limitation, any voluntary or involuntary bankruptcy (including any case commenced under Bankruptcy Law), insolvency, receivership, liquidation, foreclosure, power of sale, dissolution, winding-up or other similar statutory or common law proceeding or arrangement involving any Obligor, the readjustment of its liabilities, any assignment for the benefit of its creditors, any marshalling of its assets or liabilities, or any proceeding seeking the appointment of a Receiver or other insolvency official with similar powers with respect to such Person (each, an “Insolvency Proceeding”), (i) this Agreement shall remain in full force and effect in accordance with Section 510(a) of the United States Bankruptcy Code or any other applicable Bankruptcy Law, and (ii) the Collateral shall include, without limitation, all Collateral arising during or after any such Insolvency Proceeding (which Collateral shall be subject to the priorities set forth in this Agreement).

(b) Proof of Claim, Sales and Plans. At any meeting of creditors or in the event of any Insolvency Proceeding, each Creditor shall retain the right to vote, file a proof of claim and otherwise act with respect to its Claims (including the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, or extension (a “Plan”)), provided that (i) neither Creditor shall initiate, prosecute or participate in any claim or action in such Insolvency Proceeding directly or indirectly challenging the enforceability, validity, perfection or priority of the other’s Claims, this Agreement, the Credit Documents, or any liens securing the other Creditor’s Claims; and (ii) neither Creditor shall propose any Plan or file or join in any motion or pleading in support of any motion or Plan or exercise any other voting rights unless such Plan provides for the treatment of the Creditors’ claims in accordance with the terms of Section 5(g) and otherwise consistent with the terms of this Agreement, or that would otherwise impair the timely repayment of the other Creditor’s Claims in accordance with its terms or impair or impede any rights of the other Creditor.

Exhibit I-7

Each Creditor acknowledges that the interests of [A/R Lender] are distinct from those of CRG, having regard to the nature of the obligations owed by the Obligors, the nature and priority of their respective security and the remedies available to them. In the event of the commencement of any Proceedings, each of the Creditors acknowledges and agrees that (a) [A/R Lender], and (b) CRG, shall be treated as unaffected creditors or, alternatively, shall be placed in separate classes for all purposes related to such proceedings including, without limitation, for the purposes of voting on or approving any plan of arrangement, proposal, compromise, reorganization plan or other agreement or document with similar effect.

(c) Finance and Sale Issues. (i) If any Obligor shall be subject to any Insolvency Proceeding and a Creditor shall desire to permit the use by such Obligor of cash collateral (as defined in Section 363(a) of the Bankruptcy Code or as contemplated by any other Bankruptcy Law, “Cash Collateral”) constituting such Creditor’s Senior Collateral or to permit any Obligor to obtain financing (including on a priming basis with respect to such Creditor’s Senior Collateral), whether from such Creditor or any other third party under Section 362, 363 or 364 of the Bankruptcy Code, other similar Bankruptcy Law or any other applicable law (each, a “Post-Petition Financing”), then the other Creditor agrees that it shall not oppose or raise any objection to or contest (or join with or support any third party opposing, objecting to or contesting), such use of Cash Collateral or Post-Petition Financing and shall not request adequate protection or any other relief in connection therewith (except as specifically permitted under Section 5(e)); provided, however, that, notwithstanding the foregoing, either Creditor shall be entitled to oppose, raise objection to, or contest (or join with or support any third party opposing, objecting to, or contesting) any such use of Cash Collateral or Post-Petition Financing if such proposed use of Cash Collateral or Post-Petition Financing would result in any liens on such Creditor’s Senior Collateral to be subordinated to or pari passu with such Cash Collateral or Post-Petition Financing.

(ii) Each Creditor agrees that it shall raise no objection to, oppose or contest (or join with or support any third party opposing, objecting to or contesting), a sale, revesting or other disposition of any Collateral constituting its Junior Collateral free and clear of its liens or other Claims, whether under Sections 363 or 1141 of the Bankruptcy Code, other Bankruptcy Law or other applicable law, if the other Creditor has consented to such sale or disposition of such assets; provided, however, that, notwithstanding the foregoing and for the avoidance of doubt, either Creditor shall be entitled to oppose, raise objection to, or contest (or join with or support any third party opposing, objecting to, or contesting) any sale, revesting or other disposition of any Collateral constituting its Senior Collateral free and clear of its liens or other Claims.

(d) Relief from the Automatic Stay. Each Creditor agrees that, until the other Creditor’s Claims have been indefeasibly paid in full, such Creditor shall not seek relief, pursuant to Section 362(d) of the Bankruptcy Code, other similar Bankruptcy Law or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or other similar Bankruptcy Law or from any other stay in any Insolvency Proceeding in respect of its Junior Collateral without the prior written consent of such other Creditor.

(e) Adequate Protection. [A/R Lender] agrees that it shall not:

Exhibit I-8

(i) oppose, object to or contest (or join with or support any third party opposing, objecting to or contesting) (A) any request by CRG for adequate protection in any Insolvency Proceeding (or any granting of such request), or (B) any objection by CRG to any motion, relief, action or proceeding based on such Senior Creditor claiming a lack of adequate protection; or

(ii) seek or accept any form of adequate protection under any of Sections 362, 363 and/or 364 of the Bankruptcy Code or other similar Bankruptcy Law with respect to the Collateral, except to the extent that, in the sole discretion of CRG, the receipt by [A/R Lender] of any such adequate protection would not reduce (or would not have the effect of reducing) or adversely affect the adequate protection that CRG otherwise would be entitled to receive, it being understood that, in any event, (y) no adequate protection shall be requested or accepted by [A/R Lender] unless CRG is satisfied in its sole discretion with the adequate protection afforded to CRG, and (z) any such adequate protection is in the form of a replacement lien on the Obligors’ assets, which lien shall be subordinated to the liens securing CRG’s Claims (including any replacement liens granted in respect of CRG’s Claims) and any Post-Petition Financing (and all obligations relating thereto) on the same basis as the other liens securing [A/R Lender]’s Claims are so subordinated to the liens securing CRG’s Claims as set forth in this Agreement.

(f) Post-Petition Interest. Each Creditor shall not oppose or seek to challenge any claim by the other Creditor for allowance in any Insolvency Proceeding of Claims consisting of post-petition interest, fees or expenses, provided that the treatment of such Claims are consistent with the Creditors’ relative priorities set forth in this Agreement.

(g) Separate Class. Without limiting anything to the contrary contained herein or in the Credit Documents, each Creditor acknowledges and agrees that (i) the grants of liens pursuant to the CRG Documents and the A/R Facility Documents constitute two separate and distinct grants of liens, and (ii) because of, among other things, their differing rights in the Collateral, each Creditor’s Claims are fundamentally different from the other’s Claims and must be separately classified in any Plan proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the respective Claims of the Creditors in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each Creditor hereby acknowledges and agrees (x) that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Obligors in respect of the Collateral, and (y) to turn over to the other Creditor amounts otherwise received or receivable by it in the manner described in Section 3(b) to the extent necessary to effectuate the intent of this sentence.

(h) Waiver. Each Creditor waives any claim it may hereafter have against the other Creditor arising out of the election by such other Creditor of the application to the claims of such other Creditor of Section 1111(b)(2) of the Bankruptcy Code or other similar Bankruptcy Law, and/or out of any Cash Collateral or Post-Petition Financing arrangement or out of any grant of a lien in connection with the Collateral in any Insolvency Proceeding.

6. Notice of Default. Each Creditor shall give to the other prompt written notice of the occurrence of any default or event of default (which has not been promptly waived or cured) under any of its Credit Documents of which it has knowledge (and any subsequent cure or

Exhibit I-9

waiver thereof) and shall, simultaneously with giving any notice of default or acceleration to Borrower, provide to the other Creditor a copy of such notice of default. [A/R Lender] acknowledges and agrees that any event of default under the A/R Facility Documents shall be deemed to be an event of default under the CRG Documents. For the avoidance of doubt, nothing in this Section 6 shall obligate either Creditor to provide any notice in violation of any stay imposed in connection with any Insolvency Proceeding, including without limitation the automatic stay in Section 362(a) of the Bankruptcy Code or other similar Bankruptcy Law, nor shall either Creditor have any liability to the other arising from or in connection with such Creditor’s failure to take such action.

7. Release of Liens. In the event of any private or public sale or other disposition, by or with the consent of any Creditor (for purposes of this Section 7, the “Senior Creditor”), of all or any portion of such Creditor’s Senior Collateral, the other Creditor (for purposes of this Section 7, the “Junior Creditor”) agrees that such sale or disposition shall be free and clear of such Junior Creditor’s liens, provided that such sale or disposition is made in accordance with the UCC, PPSA or applicable provisions of any Bankruptcy Law, including without limitation Sections 363(f) or 1141(c) of the Bankruptcy Code. The Junior Creditor agrees that, in connection with any such sale or other disposition, (i) the Senior Creditor is authorized to file any and all UCC, PPSA and other applicable lien releases and/or terminations in respect of the liens held by the Junior Creditor in connection with such a sale or other disposition, and (ii) it shall execute any and all lien releases or other documents reasonably requested by the Senior Creditor in connection therewith.

8. Attorney-In-Fact. Until the CRG Claims have been fully paid in cash and CRG’s arrangements to lend any funds to the Obligors have been terminated, [A/R Lender] irrevocably appoints CRG as [A/R Lender]’s attorney-in-fact, and grants to CRG a power of attorney with full power of substitution (which power of attorney is coupled with an interest), in the name of [A/R Lender] or in the name of CRG, for the use and benefit of CRG, without notice to [A/R Lender], to perform at CRG’s option the following acts in any bankruptcy, insolvency or similar proceeding involving Borrower:

(a) To file the appropriate claim or claims in respect of the [A/R Lender] Claims on behalf of [A/R Lender] if [A/R Lender] does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if CRG elects, in its sole discretion, to file such claim or claims; and

(b) To accept or reject any plan of reorganization or arrangement on behalf of [A/R Lender] and to otherwise vote [A/R Lender]’s claims in respect of any [A/R Lender] Claim in any manner that CRG deems appropriate for the enforcement of its rights hereunder.

9. Agent for Perfection. (a) [A/R Lender] acknowledges that applicable provisions of the UCC or PPSA may require, in order to properly perfect CRG’s security interest in the Common Collateral securing the CRG Claims, that CRG possess certain of such Common Collateral, and may require the execution of control agreements in favor of CRG concerning such Common Collateral. In order to help ensure that CRG’s security interest in such Common Collateral is properly perfected (but subject to and without waiving the other provisions of this Agreement), [A/R Lender] agrees to hold both for itself and, solely for the purposes of perfection and without

Exhibit I-10

incurring any duties or obligations to CRG as a result thereof or with respect thereto, for the benefit of CRG, any such Common Collateral, and agrees that CRG’s lien in such Common Collateral shall be deemed perfected in accordance with applicable law.

(b) CRG acknowledges that applicable provisions of the UCC or PPSA may require, in order to properly perfect [A/R Lender]’s security interest in the Common Collateral securing the [A/R Lender] Claims, that [A/R Lender] possess certain of such Common Collateral, and may require the execution of control agreements in favor of [A/R Lender] concerning such Common Collateral. In order to help ensure that [A/R Lender]’s security interest in such Common Collateral is properly perfected (but subject to and without waiving the other provisions of this Agreement), CRG agrees to hold both for itself and, solely for the purposes of perfection and without incurring any additional duties or obligations to [A/R Lender] as a result thereof or with respect thereto, for the benefit of [A/R Lender], any such Common Collateral, and agrees that [A/R Lender]’s lien in such Common Collateral shall be deemed perfected in accordance with applicable law.

10. Credit Documents. (a) Each Creditor represents and warrants that it has provided to the other true, correct and complete copies of all Credit Documents which relate to its credit agreement.

(b) At any time and from time to time, without notice to the other Creditor, each Creditor may take such actions with respect to its Claims as such Creditor, in its sole discretion, may deem appropriate, including, without limitation, terminating advances under its Credit Documents, increasing the principal amount, extending the time of payment, increasing applicable interest to the default rate, renewing, compromising or otherwise amending the terms of any documents affecting its Claims and any Collateral therefor, and enforcing or failing to enforce any rights against Borrower or any other person, and no such action or inaction described in this sentence shall impair or otherwise affect such Creditor’s rights hereunder; provided, however, that (i) neither Creditor shall take any action that is inconsistent with the provisions of this Agreement, and (ii) [A/R Lender] shall not increase the portion of [A/R Lender]’s Claim consisting of principal to an amount in excess of $[                    ] without the prior written consent of CRG. Each Creditor waives the benefits, if any, of any statutory or common law rule that may permit a subordinating creditor to assert any defenses of a surety or guarantor, or that may give the subordinating creditor the right to require a senior creditor to marshal assets, and each Creditor agrees that it shall not assert any such defenses or rights.

(c) Each Creditor agrees that any other Creditor may release or refrain from enforcing its security interest in the Collateral, or permit the use or consumption of such Collateral by any Obligor free of the other Creditor’s security interest, without incurring any liability to any other Creditor.

11. Waiver of Right to Require Marshaling. Each Creditor hereby expressly waives any right that it otherwise might have to require any other Creditor to marshal assets or to resort to Collateral in any particular order or manner, whether provided for by common law or statute. No Creditor shall be required to enforce any guaranty or any security interest or lien given by any person or entity as a condition precedent or concurrent to the taking of any Enforcement Action with respect to the Collateral.

Exhibit I-11

12. Representations and Warranties. Each Creditor represents and warrants to the other that:

(a) all action on the part of such Creditor, its officers, directors, partners, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of such Creditor hereunder has been taken;

(b) this Agreement constitutes the legal, valid and binding obligation of such Creditor, enforceable against such Creditor in accordance with its terms;

(c) the execution, delivery and performance of and compliance with this Agreement by such Creditor will not (i) result in any material violation or default of any term of any of such Creditor’s charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc.) or (ii) violate any material applicable law, rule or regulation.

13. Disgorgement. (a) If, at any time after payment in full of the [A/R Lender] Claims any payments of the [A/R Lender] Claims must be disgorged by [A/R Lender] for any reason (including, without limitation, any Insolvency Proceeding), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and CRG shall immediately pay over to [A/R Lender] all money or funds received or retained by CRG with respect to the CRG Claims to the extent that such receipt or retention would have been prohibited hereunder.

(b) If, at any time after payment in full of the CRG Claims any payments of the CRG Claims must be disgorged by CRG for any reason (including, without limitation, any Insolvency Proceeding), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and [A/R Lender] shall immediately pay over to CRG all money or funds received or retained by [A/R Lender] with respect to the [A/R Lender] Claims to the extent that such receipt or retention would have been prohibited hereunder.

14. Successors and Assigns. This Agreement shall bind any successors or assignees of each Creditor. This Agreement shall remain effective until all Claims are indefeasibly paid or otherwise satisfied in full and Creditors have no commitment to extend credit under the Credit Documents. This Agreement is solely for the benefit of the Creditors and not for the benefit of Borrower or any other party. Each Creditor shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of its Claims or any of its Credit Documents or any interest in any Common Collateral unless, prior to the consummation of any such action, the transferee thereof shall execute and deliver to the other Creditor an agreement of such transferee to be bound hereby, or an agreement substantially identical to this Agreement providing for the continued subjection of such Claims, the interests of the transferee in the Collateral and the remedies of the transferee with respect thereto as provided herein with respect to the transferring Creditor and for the continued effectiveness of all of the other rights of the other Creditor arising under this Agreement, in each case in form satisfactory to the other Creditor.

15. Further Assurances. Each Creditor hereby agrees to execute such documents and/or

Exhibit I-12

take such further action as the other Creditor may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement, including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when requested by the other Creditor.

16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

17. Governing Law; Waiver of Jury Trial. (a) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction.

(b) EACH CREDITOR WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

18. Entire Agreement. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. Each Creditor is not relying on any representations by the other Creditor, Borrower or any other Obligor in entering into this Agreement, and each Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of each Obligor. This Agreement may be amended only by written instrument signed by the Creditors.

19. Relationship among Creditors. The relationship among the Creditors is, and at all times shall remain solely that of Creditors. Creditors shall not under any circumstances be construed to be partners or joint venturers of one another; nor shall the Creditors under any circumstances be deemed to be in a relationship of confidence or trust or a fiduciary relationship with one another, or to owe any fiduciary duty to one another. Creditors do not undertake or assume any responsibility or duty to one another to select, review, inspect, supervise, pass judgment upon or otherwise inform each other of any matter in connection with any Obligor’s property, any Collateral held by any Creditor or the operations of any Obligor. Each Creditor shall rely entirely on its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by any Creditor in connection with such matters is solely for the protection of such Creditor.

20. Severability. Any provision of this Agreement which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

21. Notices. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be delivered or sent by first-class mail, postage prepaid, or by overnight courier or messenger service or by facsimile, message confirmed, and shall be deemed to be effective for purposes of this Agreement on the day that delivery is made or refused. Unless otherwise specified in a notice

Exhibit I-13

mailed or delivered in accordance with the foregoing sentence, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses and facsimile numbers indicated on the signature pages hereto.

[Signature pages follow.]

Exhibit I-14

IN WITNESS WHEREOF, the undersigned have executed this Intercreditor Agreement as of the date first above written.

[A/R Lender]:

[INSERT NAME OF A/R LENDER]

By
Name:	[ ]
Title:	[ ]

Address for Notices:

[ ]
[ ]
[ ]
Tel:	[ ]
Email:	[ ]

Exhibit I-15

LENDERS:

CRG PARTNERS III L.P., in its capacity as a Lender and as Agent
By CRG PARTNERS III GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner

By
	Name:	Nathan Hukill
	Title:	Authorized Signatory

CRG PARTNERS III–PARALLEL FUND “A” L.P.,
By CRG PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner
By CRG PARTNERS III – PARALLEL FUND “A” GP LLC, its General Partner

By
	Name:	Nathan Hukill
	Title:	Authorized Signatory

CRG PARTNERS III (CAYMAN) L.P.,
By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By
	Name:	Nathan Hukill
	Title:	Authorized Signatory

Address for Notices:

1000 Main Street, Suite 2500
Houston, TX 77002
Attn:	General Counsel
Tel.:
Fax:
Email:

Exhibit I-16

Acknowledged and Agreed to:

BORROWER:

GENOMEDX BIOSCIENCES INC.

By
	Name:	Dave Matthews
	Title:	Chief Financial Officer

Address for Notices:

10355 Science Center Drive, Suite 240
San Diego, California 92121
Tel.:
Fax:
Email:

Exhibit I-17

Execution Copy

WAIVER AND AMENDMENT AGREEMENT

THIS WAIVER AND AMENDMENT AGREEMENT (this “Agreement”), dated as of December 30, 2015, is made among GENOMEDX BIOSCIENCES INC., a company incorporated in British Columbia, Canada (“Borrower”), the guarantors listed on the signature pages hereof under the heading “SUBSIDIARY GUARANTORS”, CRG PARTNERS III, L.P., as Agent, and the financial institutions listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”).

RECITALS

WHEREAS, Borrower, the Agent and the Lenders are parties to a Term Loan Agreement dated as of September 23, 2015 (the “Term Loan Agreement”).

WHEREAS, Borrower has failed to deliver to the Lenders (a) pursuant to Section 8.16(c) of the Term Loan Agreement, a fully executed control agreement required to perfect the security interest created in the HSBC Accounts (the “HSBC Control Agreement”) not later than 30 days after the Closing Date, and (ii) pursuant to Section 8.16(e) of the Term Loan Agreement, evidence that GenomeDx Corp. is in good standing and qualified to transact business in the State of California (the “Good Standing Certificate”) not later than 15 days after the Closing Date.

WHEREAS, the failure to so deliver each of the HSBC Control Agreement and the Good Standing Certificate in each case constitutes an Event of Default under Section 11.01(d) of the Term Loan Agreement (collectively, the “Existing Defaults”).

WHEREAS, Borrower has requested that the Lenders (i) provide a waiver of each Event of Default caused by Borrower’s breach of Sections 8.16(c) and (e) of the Term Loan Agreement due to its failure to deliver to the Lenders each of the HSBC Control Agreement and the Good Standing Certificate as required by such sections, and (ii) amend the Term Loan Agreement to extend the deadlines by which Borrower shall be required to deliver the HSBC Control Agreement and the Good Standing Certificate.

WHEREAS, the Lenders have agreed to such requests, subject to the terms and conditions hereof.

NOW THEREFORE, accordingly, the parties hereto agree as follows:

SECTION 1. Definitions; Interpretation.

(a) Terms Defined in Term Loan Agreement. All capitalized terms used in this Agreement (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Term Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Term Loan Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

1.

SECTION 2. Waiver. Subject to Section 5 hereafter, and with respect only to the Existing Defaults, the Lenders hereby agree to waive the Existing Defaults (the “Waived Defaults”) caused by Borrower’s failure to deliver the HSBC Control Agreement and the Good Standing Certificate by the deadlines as specified in Sections 8.16(c) and (e) of the Term Loan Agreement prior to giving effect to this Agreement.

SECTION 3. Limitations of Waiver. The waiver set forth in Section 2 above shall be limited precisely as written and relates solely to the breach by Borrower of Sections 8.16(c) and (e) of the Term Loan Agreement by failing to deliver the HSBC Control Agreement and the Good Standing Certificate by the deadlines as specified in such Sections 8.16(c) and (e) of the Term Loan Agreement prior to giving effect to this Agreement. Nothing in this Agreement shall be deemed to constitute a waiver of noncompliance or breach of any other term or provision in the Term Loan Agreement or the other Loan Documents, nor prejudice any right or remedy that the Lenders may now have (except to the extent such right or remedy was based upon Defaults that will not exist after giving effect to this Agreement) or may have in the future under or in connection with the Term Loan Agreement or the other Loan Documents. Nothing contained herein shall be deemed a waiver or consent in respect of (or otherwise affect the Lenders’ ability to enforce) any Default not explicitly waived by Section 2 including (a) any Default that may now exist or hereafter arise from or otherwise be related to the Waived Defaults, and (b) any Default arising at any time after the Effective Date and which is similar in type to the Waived Defaults.

SECTION 4. Amendments. Subject to Section 5 hereafter, the Term Loan Agreement is hereby amended as follows:

(a) Section 8.16(c) of the Term Loan Agreement is hereby amended by replacing the phrase “30 days” with the phrase “January 31, 2016”.

(b) Section 8.16(e) of the Term Loan Agreement is hereby amended as follows:

(i) The phrase “15 days” is hereby replaced with the phrase “180 days”.

(ii) The period at the end of the section is hereby deleted and replaced with the following:

“; provided, however, that if Borrower fails to deliver to the Lenders such evidence prior to the occurrence of a Material Adverse Change or any Event of Default, then such failure shall be immediately deemed to be an “Event of Default” under Section 11.01”.

SECTION 5. Conditions of Effectiveness. The effectiveness of Sections 2 and 4 of this Agreement shall be subject to the satisfaction of each of the following conditions precedent (the date of such satisfaction, the “Effective Date”):

(a) Fees and Expenses. Borrower shall have paid all fees and all invoiced costs and expenses then due in accordance with Section 7(c).

(b) Documents. The Agent and the Lenders shall have received, in form and substance satisfactory to it a counterpart of this Agreement executed by Borrower, each Subsidiary Guarantor, the Agent, and the Lenders.

2.

(c) No Default or Event of Default has occurred or is continuing or will result after giving effect to this Agreement.

(d) There has been no Material Adverse Effect since December 31, 2014.

(e) Representations and Warranties. Each of the representations and warranties made by Borrower contained in Section 6 of this Agreement, other than those expressly made as of a specific date, shall be true and correct in all material respects on and as of the Effective Date (other than those representations and warranties already qualified as to materiality, which shall be true and correct in all respects).

SECTION 6. Representations and Warranties. Borrower represents and warrants to the Agent and the Lenders as follows:

(a) Borrower has disclosed to the Agent and the Lenders all material information relating to each of its obligations set forth in Sections 8.16(c) and (e), and its efforts to comply with each such obligation.

(b) None of the information furnished by Borrower to the Agent or any Lender in connection with the negotiation of this Agreement contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) Borrower and each Subsidiary Guarantor has full power, authority and legal right to make and perform this Agreement. This Agreement is within Borrower’s and each Subsidiary Guarantor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Agreement has been duly executed and delivered by Borrower and each Subsidiary Guarantor, and constitutes a legal, valid and binding obligation of Borrower and each such Subsidiary Guarantor, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) Borrower and each Subsidiary Guarantor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Agreement, except as expressly provided herein. By executing this Agreement, Borrower and each Subsidiary Guarantor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Agreement.

SECTION 7. Miscellaneous.

(a) Term Loan Agreement Otherwise Not Affected; No Waiver. Except as expressly contemplated hereby, the Term Loan Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Agent’s and the Lenders’ execution and delivery of, or acceptance of, this Agreement and any other documents and instruments in connection herewith (collectively, the “Waiver and Amendment Documents”) shall

3.

not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

(b) No Reliance. Borrower and each Subsidiary Guarantor hereby acknowledges and confirms to the Agent and the Lenders that it is executing this Agreement and the other Waiver and Amendment Documents on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(c) Costs and Expenses. Borrower agrees to pay to the Agent and the Lenders on demand all out-of-pocket expenses incurred by the Agent, the Lenders and their respective Affiliates (including the fees, charges and disbursements of counsel for the Lenders), in connection with the preparation, negotiation, execution and delivery of this Agreement and any other documents to be delivered in connection herewith.

(d) Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Borrower, each Subsidiary Guarantor, the Agent, each Lender and their respective successors and assigns.

(e) Governing Law. This Agreement and the other Waiver and Amendment Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Waiver and Amendment Document (except, as to any other Waiver and Amendment Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

(f) Complete Agreement; Amendments. This Agreement, together with the other Waiver and Amendment Documents and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Agreement supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. This Agreement may not be modified, amended or otherwise altered except in accordance with the terms of Section 12.04 of the Term Loan Agreement.

(g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

(h) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile

4.

or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(i) Interpretation. This Agreement and the other Waiver and Amendment Documents are the result of negotiations between and have been reviewed by counsel to the Agent, the Lenders, Borrower, the Subsidiary Guarantors and other parties, and are the product of all parties hereto. Accordingly, this Agreement and the other Waiver and Amendment Documents shall not be construed against any of the Agent or the Lenders merely because of its involvement in the preparation thereof.

(j) Loan Documents. This Agreement and the other Waiver and Amendment Documents shall constitute Loan Documents.

(k) Controlling Provisions. In the event of any inconsistencies between the provisions of this Agreement and the provisions of any other Loan Document, the provisions of this Agreement shall govern and prevail. Except as expressly modified by this Agreement, the Loan Documents shall not be modified and shall remain in full force and effect.

[Remainder of page intentionally left blank]

5.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

BORROWER

GENOMEDX BIOSCIENCES INC.

By:	/s/ Bill Kachioff
Name: Bill Kachioff
Title: Chief Financial Officer

SUBSIDIARY GUARANTOR

GENOMEDX BIOSCIENCES CORP.

By:	/s/ Bill Kachioff
Name: Bill Kachioff
Title: Chief Financial Officer

[Signature page 1 to Waiver and Amendment]

THE LENDERS

CRG PARTNERS III L.P., in its capacity as a Lender and as Agent
By CRG PARTNERS III GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III–PARALLEL FUND “A” L.P.,
By CRG PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner
By CRG PARTNERS III – PARALLEL FUND “A” GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

	Witness:	/s/ Nicole Nesson

Name: Nicole Nesson

[Signature page 2 to Waiver and Amendment]

Execution Copy

AMENDMENT AGREEMENT NO. 2

THIS AMENDMENT AGREEMENT NO. 2 (this “Amendment”), dated as of December 30, 2015, is made among GenomeDx Biosciences Inc., a company incorporated in British Columbia, Canada (the “Borrower”), the Subsidiary Guarantor listed on the signature pages hereof under the heading “SUBSIDIARY GUARANTOR” (the “Subsidiary Guarantor”, and together with the Borrower, each an “Obligor” and, collectively, the “Obligors”), the Lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”) and CRG PARTNERS III L.P., as administrative and collateral agent for the Lenders hereunder (in such capacity, the “Agent”).

The Obligors and the Lenders are parties to that certain Term Loan Agreement, dated as of September 23, 2015, as amended by that certain Waiver and Amendment Agreement, dated as of the date hereof (as further amended, amended and restated, modified or supplemented from time to time, the “Loan Agreement”).

The parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.

Accordingly, the parties hereto agree as follows:

SECTION 1. Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2. Amendments.

Subject to Section 3, the Loan Agreement is hereby amended as follows:

(a) Section 10.02(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(a) during the twelve month period beginning on January 1, 2015, of at least $7,000,000;”

(b) Annex B of Exhibit E of the Loan Agreement is hereby replaced in its entirety by Annex B to Compliance Certificate attached hereto.

SECTION 3. Conditions of Effectiveness.

The effectiveness of Section 2 shall be subject to the following conditions precedent:

1

(a) The Obligors, all of the Lenders and the Agent shall have duly executed and delivered this Amendment pursuant to Section 12.04 of the Loan Agreement.

(b) The Obligors shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment, including Lenders’ reasonable out of pocket legal fees and costs, pursuant to Section 12.03(a)(i)(z) of the Loan Agreement.

(c) The representations and warranties in Section 4 shall be true and correct on the date hereof and on the first date on which the conditions set forth in Sections 3(a) and (b) shall have been satisfied.

SECTION 4. Representations and Warranties; Reaffirmation.

(a) Each Obligor hereby represents and warrants to each Lender as follows:

(i) Such Obligor has full power, authority and legal right to make and perform this Amendment. This Amendment is within such Obligor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by such Obligor and constitutes legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Amendment (x) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (y) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of such Obligor and its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (z) will not violate or result in an event of default under any material indenture, agreement or other instrument binding upon such Obligor and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii) No Default has occurred or is continuing or will result after giving effect to this Amendment.

(iii) The representations and warranties made by or with respect to such Obligor in Section 7 of the Loan Agreement are true in all material respects (taking into account any changes made to schedules updated in accordance with Section 7.20 of the Loan Agreement), except that such representations and warranties that refer to a specific earlier date were true in all material respects on such earlier date.

(iv) There has been no Material Adverse Effect since the date of the Loan Agreement.

(b) Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in

2.

full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

SECTION 5. Governing Law; Submission To Jurisdiction; Waiver Of Jury Trial.

(a) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b) Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 5 is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

(c) Waiver of Jury Trial. Each Obligor and each Lender hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any suit, action or proceeding arising out of or relating to this Amendment, the other Loan Documents or the transactions contemplated hereby or thereby.

SECTION 6. Miscellaneous.

(a) No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

(b) Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c) Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d) Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the

3.

subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(f) Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

[Remainder of page intentionally left blank]

4.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER

GENOMEDX BIOSCIENCES INC.

By:	/s/ Bill Kachioff
Name: Bill Kachioff
Title: Chief Financial Officer

Address for Notices:

10355 Science Center Drive
San Diego, CA 92121

Tel:
Toll Free:
Email:

SUBSIDIARY GUARANTOR

GENOMEDX BIOSCIENCES CORP.

By:	/s/ Bill Kachioff
Name: Bill Kachioff
Title: Chief Financial Officer

Address for Notices:

10355 Science Center Drive
San Diego, CA 92121

Tel:
Toll Free:
Email:

S-1

LENDERS

CRG PARTNERS III L.P., in its

capacity as a Lender and as Agent

By CRG PARTNERS III GP L.P., its General Partner

By CRG PARTNERS III GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III–PARALLEL FUND “A” L.P.,

By CRG PARTNERS III – PARALLEL FUND

  “A” GP L.P., its General Partner

By CRG PARTNERS III – PARALLEL

FUND “A” GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III (CAYMAN) L.P.,

By CRG PARTNERS III (CAYMAN) GP L.P.,

its General Partner

By CRG PARTNERS III (CAYMAN) GP LLC,

its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

Witness: /s/ Nicole Nesson

Name: Nicole Nesson

Address for Notices:

1000 Main Street, Suite 2500

Houston, TX 77002

Attn: General Counsel

Tel.:

Fax:

Email:

[Signature Page 2 to Amendment Agreement]

Annex B to Compliance Certificate

CALCULATIONS OF FINANCIAL COVENANT COMPLIANCE

I.	Section 10.01: Minimum Liquidity

I.	Amount of unencumbered cash and Permitted Cash Equivalent Investments (which for greater certainty shall not include any undrawn credit lines), in each case, to the extent held in an account over which the Lenders have a first priority perfected security interest:	$___________

A.	The greater of:	$___________

(a) $2,000,000 and

(b) to the extent Borrower has incurred Permitted Priority Debt, the minimum cash balance required of Borrower by Borrower’s Permitted Priority Debt creditors

	Is Line IA equal to or greater than Line IB?:	Yes: In compliance; No: Not in compliance

II.	Section 10.02(a)-(c): Minimum Revenue¬ Subsequent Periods

A.	Revenues during the twelve month period beginning on January 1, 2015	$___________

	[Is line II.A equal to or greater than $7,000,000?	Yes: In compliance; No: Not in compliance][1]

B.	Revenues during the twelve month period beginning on January 1, 2016	$___________

	[Is line II.B equal to or greater than $20,000,000?	Yes: In compliance; No: Not in compliance][2]

C.	Revenues during the twelve month period beginning on January 1, 2017	$___________

	[Is line II.C equal to or greater than $30,000,000?	Yes: In compliance; No: Not in compliance][3]

[1]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2015 pursuant to Section 8.01(b) of the Loan Agreement.
[2]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2016 pursuant to Section 8.01(b) of the Loan Agreement.
[3]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2017 pursuant to Section 8.01(b) of the Loan Agreement.

Annex B—Page 1

D.	Revenues during the twelve month period beginning on January 1, 2018	$___________

	[Is line II.D equal to or greater than $30,000,000?	Yes: In compliance; No: Not in compliance][4]

E.	Revenues during the twelve month period beginning on January 1, 2019	$___________

	[IS LINE II.E EQUAL TO OR GREATER THAN $30,000,000?	Yes: in compliance; No: not in compliance][5]

F.	Revenues during the twelve month period beginning on January 1, 2020	$___________

	[Is line II.F equal to or greater than $30,000,000?	Yes: In compliance; No: Not in compliance][6]

[4]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2018 pursuant to Section 8.01(b) of the Loan Agreement.
[5]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2019 pursuant to Section 8.01(b) of the Loan Agreement.
[6]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2020 pursuant to Section 8.01(b) of the Loan Agreement.

Annex B—Page 2

Execution Version

WAIVER AND AMENDMENT AGREEMENT NO. 3

THIS WAIVER AND AMENDMENT AGREEMENT NO. 3 (this “Agreement”), dated as of April 21, 2016, is made among GENOMEDX BIOSCIENCES INC., a company incorporated in British Columbia, Canada (“Borrower”), the guarantors listed on the signature pages hereof under the heading “SUBSIDIARY GUARANTORS”, CRG SERVICING LLC, as Agent, and the financial institutions listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”).

RECITALS

WHEREAS, Borrower, the Agent and the Lenders are parties to a Term Loan Agreement dated as of September 23, 2015 as amended by that Waiver and Amendment Agreement, dated as of December 30, 2015 and by that Amendment Agreement No. 2, dated as of December 30, 2015 (as further amended, amended and restated, modified or supplemented from time to time, the “Term Loan Agreement”).

WHEREAS, Borrower has failed to deliver to the Lenders pursuant to Section 8.16(e) of the Term Loan Agreement, evidence that GenomeDx Corp. is in good standing and qualified to transact business in the State of California (the “Good Standing Certificate”) not later than 180 days after the Closing Date.

WHEREAS, the failure to so deliver the Good Standing Certificate constitutes an Event of Default under Section 11.01(d) of the Term Loan Agreement (the “Existing Default”).

WHEREAS, Borrower has requested that the Lenders (i) provide a waiver of the Event of Default caused by Borrower’s breach of Section 8.16(e) of the Term Loan Agreement due to its failure to deliver to the Lenders the Good Standing Certificate as required by such section, and (ii) amend the Term Loan Agreement to extend the deadline by which Borrower shall be required to deliver the Good Standing Certificate.

WHEREAS, the Lenders have agreed to such requests, subject to the terms and conditions hereof.

NOW THEREFORE, accordingly, the parties hereto agree as follows:

SECTION 1. Definitions; Interpretation.

(a) Terms Defined in Term Loan Agreement. All capitalized terms used in this Agreement (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Term Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Term Loan Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

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SECTION 2. Waiver. Subject to Section 5 hereafter, and with respect only to the Existing Default, the Lenders hereby agree to waive the Existing Default (the “Waived Default”) caused by Borrower’s failure to deliver the Good Standing Certificate by the deadline as specified in Section 8.16(e) of the Term Loan Agreement prior to giving effect to this Agreement.

SECTION 3. Limitations of Waiver. The waiver set forth in Section 2 above shall be limited precisely as written and relates solely to the breach by Borrower of Section 8.16(e) of the Term Loan Agreement by failing to deliver the Good Standing Certificate by the deadline as specified in such Sections 8.16(e) of the Term Loan Agreement prior to giving effect to this Agreement. Nothing in this Agreement shall be deemed to constitute a waiver of noncompliance or breach of any other term or provision in the Term Loan Agreement or the other Loan Documents, nor prejudice any right or remedy that the Lenders may now have (except to the extent such right or remedy was based upon Defaults that will not exist after giving effect to this Agreement) or may have in the future under or in connection with the Term Loan Agreement or the other Loan Documents. Nothing contained herein shall be deemed a waiver or consent in respect of (or otherwise affect the Lenders’ ability to enforce) any Default not explicitly waived by Section 2 including (a) any Default that may now exist or hereafter arise from or otherwise be related to the Waived Default, and (b) any Default arising at any time after the Effective Date and which is similar in type to the Waived Default.

SECTION 4. Amendments. Subject to Section 5 hereafter, the Term Loan Agreement is hereby amended as follows:

(a) Section 8.16(e) of the Term Loan Agreement is hereby amended by replacing the phrase “180 days after the date hereof” with the phrase “June 30, 2016”.

SECTION 5. Conditions of Effectiveness. The effectiveness of Sections 2 and 4 of this Agreement shall be subject to the satisfaction of each of the following conditions precedent (the date of such satisfaction, the “Effective Date”):

(a) Fees and Expenses. Borrower shall have paid all fees and all invoiced costs and expenses then due in accordance with Section 7(c).

(b) Documents. The Agent and the Lenders shall have received, in form and substance satisfactory to it a counterpart of this Agreement executed by Borrower, each Subsidiary Guarantor, the Agent, and the Lenders.

(c) No Default or Event of Default has occurred or is continuing or will result after giving effect to this Agreement.

(d) There has been no Material Adverse Effect since December 31, 2014.

(e) Representations and Warranties. Each of the representations and warranties made by Borrower contained in Section 6 of this Agreement, other than those expressly made as of a specific date, shall be true and correct in all material respects on and as of the Effective Date (other than those representations and warranties already qualified as to materiality, which shall be true and correct in all respects).

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SECTION 6. Representations and Warranties. Borrower represents and warrants to the Agent and the Lenders as follows:

(a) Borrower has disclosed to the Agent and the Lenders all material information relating to its obligation set forth in Section 8.16(e), and its efforts to comply with such obligation.

(b) None of the information furnished by Borrower to the Agent or any Lender in connection with the negotiation of this Agreement contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) Borrower and each Subsidiary Guarantor has full power, authority and legal right to make and perform this Agreement. This Agreement is within Borrower’s and each Subsidiary Guarantor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Agreement has been duly executed and delivered by Borrower and each Subsidiary Guarantor, and constitutes a legal, valid and binding obligation of Borrower and each such Subsidiary Guarantor, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) Borrower and each Subsidiary Guarantor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Agreement, except as expressly provided herein. By executing this Agreement, Borrower and each Subsidiary Guarantor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Agreement.

SECTION 7. Miscellaneous.

(a) Term Loan Agreement Otherwise Not Affected; No Waiver. Except as expressly contemplated hereby, the Term Loan Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Agent’s and the Lenders’ execution and delivery of, or acceptance of, this Agreement and any other documents and instruments in connection herewith (collectively, the “Waiver and Amendment Documents”) shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

(b) No Reliance. Borrower and each Subsidiary Guarantor hereby acknowledges and confirms to the Agent and the Lenders that it is executing this Agreement and the other Waiver and Amendment Documents on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(c) Costs and Expenses. Borrower agrees to pay to the Agent and the Lenders on demand all out-of-pocket expenses incurred by the Agent, the Lenders and their respective Affiliates (including the fees, charges and disbursements of counsel for the Lenders), in connection

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with the preparation, negotiation, execution and delivery of this Agreement and any other documents to be delivered in connection herewith.

(d) Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Borrower, each Subsidiary Guarantor, the Agent, each Lender and their respective successors and assigns.

(e) Governing Law. This Agreement and the other Waiver and Amendment Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Waiver and Amendment Document (except, as to any other Waiver and Amendment Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

(f) Complete Agreement; Amendments. This Agreement, together with the other Waiver and Amendment Documents and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Agreement supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. This Agreement may not be modified, amended or otherwise altered except in accordance with the terms of Section 12.04 of the Term Loan Agreement.

(g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

(h) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(i) Interpretation. This Agreement and the other Waiver and Amendment Documents are the result of negotiations between and have been reviewed by counsel to the Agent, the Lenders, Borrower, the Subsidiary Guarantors and other parties, and are the product of all parties hereto. Accordingly, this Agreement and the other Waiver and Amendment Documents shall not be construed against any of the Agent or the Lenders merely because of its involvement in the preparation thereof.

(j) Loan Documents. This Agreement and the other Waiver and Amendment Documents shall constitute Loan Documents.

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(k) Controlling Provisions. In the event of any inconsistencies between the provisions of this Agreement and the provisions of any other Loan Document, the provisions of this Agreement shall govern and prevail. Except as expressly modified by this Agreement, the Loan Documents shall not be modified and shall remain in full force and effect.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

BORROWER

GENOMEDX BIOSCIENCES INC.

By:	/s/ Bill Kachioff
Name: Bill Kachioff
Title: Chief Financial Officer

SUBSIDIARY GUARANTOR

GENOMEDX BIOSCIENCES CORP.

By:	/s/ Bill Kachioff
Name: Bill Kachioff
Title: Chief Financial Officer

[Signature page 1 to Waiver and Amendment NO. 3]

THE LENDERS

CRG PARTNERS III L.P.,
By CRG PARTNERS III GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III–PARALLEL FUND “A” L.P.,
By CRG PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner
By CRG PARTNERS III – PARALLEL FUND “A” GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III (CAYMAN) L.P.,
By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

	Witness:	/s/ Nicole Nesson

Name: Nicole Nesson

[Signature page 2 to Waiver and Amendment NO. 3]

AGENT

CRG SERVICING LLC, as Agent

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

[Signature page 3 to Waiver and Amendment NO. 3]

Execution Version

AMENDMENT AGREEMENT NO. 4

THIS AMENDMENT AGREEMENT NO. 4 (this “Amendment”), dated as of October 27, 2016, is made among GenomeDx Biosciences Inc., a company incorporated in British Columbia, Canada (the “Borrower”), the Subsidiary Guarantor listed on the signature pages hereof under the heading “SUBSIDIARY GUARANTOR” (the “Subsidiary Guarantor”, and together with the Borrower, each an “Obligor” and, collectively, the “Obligors”), the Lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”) and CRG PARTNERS III L.P., as administrative and collateral agent for the Lenders hereunder (in such capacity, the “Agent”).

The Obligors and the Lenders are parties to that certain Term Loan Agreement, dated as of September 23, 2015, as amended by that Waiver and Amendment Agreement, dated as of December 30, 2015, that Amendment Agreement No. 2, dated as of December 30, 2015 and that Waiver and Amendment Agreement No. 3, dated as of April 21, 2016 (as further amended, amended and restated, modified or supplemented from time to time, the “Loan Agreement”).

The parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.

Accordingly, the parties hereto agree as follows:

SECTION 1. Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2. Amendments.

Subject to Section 3, the Loan Agreement is hereby amended as follows:

(a) The definition of “Commitment Period” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety as follows:

““Commitment Period” means the period from and including the first date on which all of the conditions precedent set forth in Section 6.01 have been satisfied (or waived by the Lenders) and through and including March 31, 2017.”

(b) The definition of “Interest-Only Period” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety as follows:

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““Interest-Only Period” means (i) the period from and including the first Borrowing Date and through and including the sixteenth (16th) Payment Date following the first Borrowing

““Interest-Only Period” means (i) the period from and including the first Borrowing Date and through and including the sixteenth (16th) Payment Date following the first Borrowing Date, or (ii) upon the completion of a Qualified IPO that raises more than $40,000,000 of gross proceeds at a pre-money valuation of more than $150,000,000, the period from and including the first Borrowing Date and through and including the twentieth (20th) Payment Date following the first Borrowing Date.”

(c) The definition of “PIK Period” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety as follows:

““PIK Period” means the period beginning on the first Borrowing Date through and including the earlier to occur of (i) (A) the sixteenth (16th) Payment Date after the first Borrowing Date, or (B) upon the completion of a Qualified IPO that raises more than $40,000,000 of gross proceeds at a pre-money valuation of more than $150,000,000, the twentieth (20th) Payment Date after the first Borrowing Date, and (ii) the date on which any Default shall have occurred (provided that if such Default shall have been cured or waived, the PIK Period shall resume until the earlier to occur of the next Default and (A) the sixteenth (16th) Payment Date after the first Borrowing Date, or (B) upon the completion of a Qualified IPO that raises more than $40,000,000 of gross proceeds at a pre-money valuation of more than $150,000,000, the twentieth (20th) Payment Date after the first Borrowing Date).”

(d) Sections 6.02 and 6.03 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

6.02 Conditions to Second Borrowing. The obligation of each Lender to make a Loan as part of a second Borrowing is subject to the following conditions precedent:

(a) Borrowing Date. Such Borrowing shall occur on or prior to March 31, 2017.

(b) Amount of Borrowing. The amount of such Borrowing shall be at Borrower’s option and shall be up to $5,000,000.

(c) Borrowing Milestone. Borrower shall have achieved minimum Revenue of at least $12,000,000 during any consecutive twelve (12) month period, provided that Borrower shall have achieved such Borrowing milestone relating to minimum Revenue no later than March 31, 2017. For the avoidance of doubt, the condition of this Section 6.02(c) and Section 6.03(c) may be satisfied with the same twelve (12) month period.

(d) Notice of Milestone Achievement and Audit. Borrower shall have delivered to the Lenders a notice certifying satisfaction of the conditions set forth in Section 6.02(c) no later than 60 calendar days thereafter, and the Lenders shall have been reasonably satisfied with the evidence of such achievement and with the results of its audit of Borrower’s Revenue by examining Borrower’s books and records.

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(e) Notice of Borrowing. A Notice of Borrowing shall have been received no later than 60 calendar days after satisfaction of the condition set forth in Section 6.02(c).

“6.03 Conditions to Third Borrowing. The obligation of each Lender to make a Loan as part of a third Borrowing is subject to the following conditions precedent:

(a) Borrowing Date. Such Borrowing shall occur on or prior to March 31, 2017.

(b) Amount of Borrowing. The amount of such Borrowing shall be at Borrower’s option and shall be up to $5,000,000.

(c) Borrowing Milestone. Borrower shall have achieved minimum Revenue of at least $12,000,000 during any consecutive twelve (12) month period, provided that Borrower shall have achieved such Borrowing milestone relating to minimum Revenue no later than March 31, 2017. For the avoidance of doubt, the conditions of this Section 6.03(c) and Section 6.02(c) may be satisfied with the same twelve (12) month period.

(d) Notice of Milestone Achievement and Audit. Borrower shall have delivered to the Lenders a notice certifying satisfaction of the conditions set forth in Section 6.03(c) no later than 60 calendar days thereafter, and the Lenders shall have been reasonably satisfied with the evidence of such achievement and with the results of its audit of Borrower’s Revenue by examining Borrower’s books and records.

(e) Notice of Borrowing. A Notice of Borrowing shall have been received no later than 60 calendar days after satisfaction of the condition set forth in Section 6.03(c).

(f) Second Borrowing. A second Borrowing has occurred pursuant to Section 6.02.”

(e) Section 10.02(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(b) during the twelve month period beginning on January 1, 2016, of at least $12,000,000;”

(f) Annex B of Exhibit E of the Loan Agreement is hereby replaced in its entirety by Annex B to Compliance Certificate attached hereto.

SECTION 3. Conditions of Effectiveness.

The effectiveness of Section 2 shall be subject to the following conditions precedent:

(a) The Obligors, all of the Lenders and the Agent shall have duly executed and delivered this Amendment pursuant to Section 12.04 of the Loan Agreement.

(b) The Obligors shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment, including Lenders’ reasonable out of pocket legal fees and costs, pursuant to Section 12.03(a)(i)(z) of the Loan Agreement.

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(c) The representations and warranties in Section 4 shall be true and correct on the date hereof and on the first date on which the conditions set forth in Sections 3(a) and (b) shall have been satisfied.

SECTION 4. Representations and Warranties; Reaffirmation.

(a) Each Obligor hereby represents and warrants to each Lender as follows:

(i) Such Obligor has full power, authority and legal right to make and perform this Amendment. This Amendment is within such Obligor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by such Obligor and constitutes legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Amendment (x) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (y) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of such Obligor and its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (z) will not violate or result in an event of default under any material indenture, agreement or other instrument binding upon such Obligor and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii) No Default has occurred or is continuing or will result after giving effect to this Amendment.

(iii) The representations and warranties made by or with respect to such Obligor in Section 7 of the Loan Agreement are true in all material respects (taking into account any changes made to schedules updated in accordance with Section 7.20 of the Loan Agreement), except that such representations and warranties that refer to a specific earlier date were true in all material respects on such earlier date.

(iv) There has been no Material Adverse Effect since the date of the Loan Agreement.

(b) Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

SECTION 5. Governing Law; Submission To Jurisdiction; Waiver Of Jury Trial.

(a) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New

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York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b) Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 5 is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

(c) Waiver of Jury Trial. Each Obligor and each Lender hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any suit, action or proceeding arising out of or relating to this Amendment, the other Loan Documents or the transactions contemplated hereby or thereby.

SECTION 6. Miscellaneous.

(a) No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

(b) Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c) Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d) Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

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(f) Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER

GENOMEDX BIOSCIENCES INC.

By:	/s/ Bill Kachioff
Name: Bill Kachioff
Title: Chief Financial Officer

Address for Notices:

10355 Science Center Drive
San Diego, CA 92121

Tel:
Toll Free:
Email:

SUBSIDIARY GUARANTOR

GENOMEDX BIOSCIENCES CORP.

By:	/s/ Bill Kachioff
Name: Bill Kachioff
Title: Chief Financial Officer

Address for Notices:

10355 Science Center Drive
San Diego, CA 92121

Tel:
Toll Free:
Email:

[Signature page 1 to Amendment Agreement No. 4]

THE LENDERS

CRG PARTNERS III L.P., in its General Partners

By CRG PARTNERS III GP L.P., its General

Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III–PARALLEL FUND “A” L.P.,

By CRG PARTNERS III – PARALLEL FUND

“A” GP L.P., its General Partner

  By CRG PARTNERS III – PARALLEL

  FUND “A” GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III (CAYMAN) L.P.,

By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner

  By CRG PARTNERS III (CAYMAN) GP LLC,

  Its General Partners

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

	Witness:	/s/ Nicole Nesson

Name: Nicole Nesson

[Signature page 2 to Amendment Agreement No. 4]

AGENT

CRG SERVICING LLC, as Agent

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

[Signature page 3 to Amendment Agreement No. 4]

Annex B to Compliance Certificate

CALCULATIONS OF FINANCIAL COVENANT COMPLIANCE

I.	Section 10.01: Minimum Liquidity

I.	Amount of unencumbered cash and Permitted Cash Equivalent Investments (which for greater certainty shall not include any undrawn credit lines), in each case, to the extent held in an account over which
	the Lenders have a first priority perfected security interest:	$_______________

A.	The greater of:	$_______________

(a) $2,000,000 and

(b) to the extent Borrower has incurred Permitted Priority Debt, the minimum cash balance required of Borrower by Borrower’s Permitted Priority Debt creditors

	Is Line IA equal to or greater than Line IB?:	Yes: In compliance; No: Not in compliance

II.	Section 10.02(a)-(c): Minimum Revenue— Subsequent Periods

A.	Revenues during the twelve month period beginning on January 1, 2015	$_______________

	[Is line II.A equal to or greater than $7,000,000?	Yes: In compliance; No: Not in compliance][1]

B.	Revenues during the twelve month period beginning on January 1, 2016	$_______________

	[Is line II.B equal to or greater than $12,000,000?	Yes: In compliance; No: Not in compliance][2]

C.	Revenues during the twelve month period beginning on January 1, 2017	$_______________

	[Is line II.C equal to or greater than $30,000,000?	Yes: In compliance; No: Not in compliance][3]

[1]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2015 pursuant to Section 8.01(b) of the Loan Agreement.
[2]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2016 pursuant to Section 8.01(b) of the Loan Agreement.
[3]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2017 pursuant to Section 8.01(b) of the Loan Agreement.

Annex B–Page 1

D.	Revenues during the twelve month period beginning on January 1, 2018	$_______________

	[Is line II.D equal to or greater than $30,000,000?	Yes: In compliance; No: Not in compliance][4]

E.	Revenues during the twelve month period beginning on January 1, 2019	$_______________

	[Is line II.E equal to or greater than $30,000,000?	Yes: In compliance; No: Not in compliance][5]

F.	Revenues during the twelve month period beginning on January 1, 2020	$_______________

	[Is line II.F equal to or greater than $30,000,000?	Yes: In compliance; No: Not in compliance][6]

[4]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2019 pursuant to Section 8.01(b) of the Loan Agreement.
[5]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2019 pursuant to Section 8.01(b) of the Loan Agreement.
[6]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2020 pursuant to Section 8.01(b) of the Loan Agreement.

Annex B–Page 2

EXECUTION VERSION

AMENDMENT AGREEMENT NO. 5

THIS AMENDMENT AGREEMENT NO. 5 (this “Amendment”), dated as of December 26, 2017, is made among GenomeDx Biosciences Inc., a company incorporated in British Columbia, Canada (the “Borrower”), the Subsidiary Guarantor listed on the signature pages hereof under the heading “SUBSIDIARY GUARANTOR” (the “Subsidiary Guarantor”, and together with the Borrower, each an “Obligor” and, collectively, the “Obligors”), the Lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”) and CRG PARTNERS III L.P., as administrative and collateral agent for the Lenders hereunder (in such capacity, the “Agent”).

The Obligors and the Lenders are parties to that certain Term Loan Agreement, dated as of September 23, 2015, as amended by that Waiver and Amendment Agreement, dated as of December 30, 2015, Amendment Agreement No. 2, dated as of December 30, 2015, Waiver and Amendment Agreement No. 3, dated as of April 21, 2016, and Amendment Agreement No. 4, dated as of October 27, 2016 (as further amended, amended and restated, modified or supplemented from time to time, the “Loan Agreement”).

The parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.

Accordingly, the parties hereto agree as follows:

SECTION 1. Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2. Amendments.

Subject to Section 3, the Loan Agreement is hereby amended as follows:

(a) Section 1.01 is hereby amended by amending and restating the definition of “Fee Letter” therein to read in its entirety as follows:

“ “Fee Letter” means that fee letter agreement dated as of December 26, 2017, between Borrower and CRG Partners III L.P., as administrative and collateral agent for the Lenders.”

(b) Section 10.01 is hereby amended by adding the following language immediately prior to the “.” at the end thereof: “; provided that, for the period between December 26, 2017 and January 22, 2017, such minimum Liquidity shall be at least $1,000,000”.

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(c) Section 10.02(c) is hereby amended and restated in its entirety to read as follows:

“(c) during the twelve month period beginning on January 1, 2017, of at least $13,000,000;”

(d) A new Section 10.02(d) is hereby added and shall read in its entirety as follows:

“(d) during the twelve month period beginning on January 1, 2018, and during each twelve month period thereafter beginning on January 1 of each such period, of at least $30,000,000.”

SECTION 3. Conditions of Effectiveness.

The effectiveness of Section 2 shall be subject to the following conditions precedent:

(a) The Obligors, all of the Lenders and the Agent shall have duly executed and delivered this Amendment pursuant to Section 12.04 of the Loan Agreement.

(b) The Obligors shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment, including Lenders’ reasonable out of pocket legal fees and costs, pursuant to Section 12.03(a)(i)(z) of the Loan Agreement.

(c) The representations and warranties in Section 4 shall be true and correct on the date hereof and on the first date on which the conditions set forth in Sections 3(a) and (b) shall have been satisfied.

(d) The Borrower shall have executed and delivered the amended and restated Fee Letter in the form attached hereto as Exhibit A.

SECTION 4. Representations and Warranties; Reaffirmation; Post-Closing Covenant.

(a) Each Obligor hereby represents and warrants to each Lender as follows:

(i) Such Obligor has full power, authority and legal right to make and perform this Amendment. This Amendment is within such Obligor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by such Obligor and constitutes legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Amendment (x) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (y) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of such Obligor and its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (z) will not violate or result in an event of default under any

2.

material indenture, agreement or other instrument binding upon such Obligor and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii) No Default has occurred or is continuing or will result after giving effect to this Amendment.

(iii) The representations and warranties made by or with respect to such Obligor in Section 7 of the Loan Agreement are true in all material respects, except that (A) such representations and warranties that refer to a specific earlier date were true in all material respects on such earlier date and (B) such representations and warranties do not take into account any changes to be made to the schedules pursuant to Section 4(c) below.

(iv) There has been no Material Adverse Effect since the date of the Loan Agreement, other than any Material Adverse Effect that has been communicated prior to the date hereof to any Lender in its role as a Board Observer.

(b) Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

(c) Within 30 days after the date hereof, each Obligor shall update, in accordance with Section 7.20 of the Loan Agreement, all schedules that are permitted to be updated pursuant to such provision. Notwithstanding Section 7.20 of the Loan Agreement or any other provision of the Loan Documents to the contrary, such updates shall be in form and substance satisfactory to the Lenders. Any failure to comply with this post-closing covenant shall constitute an immediate Event of Default.

SECTION 5. Governing Law; Submission To Jurisdiction; Waiver Of Jury Trial.

(a) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b) Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 5 is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

3.

(c) Waiver of Jury Trial. Each Obligor and each Lender hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any suit, action or proceeding arising out of or relating to this Amendment, the other Loan Documents or the transactions contemplated hereby or thereby.

SECTION 6. Miscellaneous.

(a) No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents (including, without limitation, all such rights, privileges and remedies with respect to any Default, Event of Default or Material Adverse Effect, whether communicated or not to the Lenders or Agent). Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

(b) Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c) Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d) Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(f) Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

(g) Clarification. Borrower and Lenders hereby acknowledge and agree that, in the event that any portion of the Loans becomes due and payable prior to the Stated Maturity Date, whether as a result of acceleration or any other required prepayment event, the “Redemption Date” for purposes of calculating the Prepayment Premium (to the extent due) will be the date of such acceleration or the date of occurrence of the event that triggered such obligation to prepay.

[Remainder of page intentionally left blank]

4.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER

GENOMEDX BIOSCIENCES INC.

By:	/s/ Doug Dolginow
	Name:	Doug Dolginow
	Title:	CEO

Address for Notices:

1038 Homer Street
Vancouver, BC
Canada V6B 2W9

Tel:
Email:

SUBSIDIARY GUARANTOR

GENOMEDX BIOSCIENCES CORP.

By:	/s/ Doug Dolginow
	Name:	Doug Dolginow
	Title:	CEO

Address for Notices:

10355 Science Center Drive, Suite 240
San Diego, CA 92121

Tel:
Email:

[Signature Page 1 to Amendment Agreement No. 5]

THE LENDERS

CRG PARTNERS III L.P.,
By CRG PARTNERS III GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III–PARALLEL FUND “A” L.P.,
By CRG PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner
By CRG PARTNERS III – PARALLEL FUND “A” GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III (CAYMAN) L.P.,
By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

	Witness:	/s/ Cameron Hui

Name: Cameron Hui

[Signature Page 2 to Amendment Agreement No. 5]

AGENT

CRG SERVICING LLC, as Agent

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

[Signature Page 3 to Amendment Agreement No. 5]

Exhibit A to Amendment No. 5

FEE LETTER

[see attached]

Annex B—Page 1

AMENDMENT AGREEMENT NO. 6

THIS AMENDMENT AGREEMENT NO. 6 (this “Amendment”), dated as of January 15, 2018, is made among GenomeDx Biosciences Inc., a company incorporated in British Columbia, Canada (the “Borrower”), the Subsidiary Guarantor listed on the signature pages hereof under the heading “SUBSIDIARY GUARANTOR” (the “Subsidiary Guarantor”, and together with the Borrower, each an “Obligor” and, collectively, the “Obligors”), the Lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”) and CRG PARTNERS III L.P., as administrative and collateral agent for the Lenders hereunder (in such capacity, the “Agent”).

The Obligors and the Lenders are parties to that certain Term Loan Agreement, dated as of September 23, 2015, as amended by that Waiver and Amendment Agreement, dated as of December 30, 2015, Amendment Agreement No. 2, dated as of December 30, 2015, Waiver and Amendment Agreement No. 3, dated as of April 21, 2016, Amendment Agreement No. 4, dated as of October 27, 2016, and Amendment Agreement No. 5, dated as of December 26, 2017 (as further amended, amended and restated, modified or supplemented from time to time, the “Loan Agreement”).

The parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.

Accordingly, the parties hereto agree as follows:

SECTION 1. Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2. Amendments.

Subject to Section 3, the Loan Agreement is hereby amended as follows:

(a) Section 10.01 is hereby amended by amending and restating the proviso at the end thereof to read in its entirety as follows:

“; provided that, for the period between December 26, 2017 and January 19, 2018, such minimum Liquidity shall be at least $500,000, and for the period between January 20, 2018 and February 28, 2018, such minimum Liquidity shall be at least $1,000,000”.

SECTION 3. Conditions of Effectiveness.

1

The effectiveness of Section 2 shall be subject to the following conditions precedent:

(a) The Obligors, all of the Lenders and the Agent shall have duly executed and delivered this Amendment pursuant to Section 12.04 of the Loan Agreement.

(b) The Obligors shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment, including Lenders’ reasonable out of pocket legal fees and costs, pursuant to Section 12.03(a)(i)(z) of the Loan Agreement.

(c) The representations and warranties in Section 4 shall be true and correct on the date hereof and on the first date on which the conditions set forth in Sections 3(a) and (b) shall have been satisfied.

SECTION 4. Representations and Warranties; Reaffirmation; Post-Closing Covenant.

(a) Each Obligor hereby represents and warrants to each Lender as follows:

(i) Such Obligor has full power, authority and legal right to make and perform this Amendment. This Amendment is within such Obligor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by such Obligor and constitutes legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Amendment (x) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (y) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of such Obligor and its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (z) will not violate or result in an event of default under any material indenture, agreement or other instrument binding upon such Obligor and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii) No Default has occurred or is continuing or will result after giving effect to this Amendment.

(iii) The representations and warranties made by or with respect to such Obligor in Section 7 of the Loan Agreement are true in all material respects, except that (A) such representations and warranties that refer to a specific earlier date were true in all material respects on such earlier date and (B) such representations and warranties do not take into account any changes to be made to the schedules pursuant to Section 4(c) below.

(iv) There has been no Material Adverse Effect since the date of the Loan Agreement, other than any Material Adverse Effect that has been communicated prior to the date hereof to any Lender in its role as a Board Observer.

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(b) Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

(c) Within 30 days after the date hereof, each Obligor shall update, in accordance with Section 7.20 of the Loan Agreement, all schedules that are permitted to be updated pursuant to such provision. Notwithstanding Section 7.20 of the Loan Agreement or any other provision of the Loan Documents to the contrary, such updates shall be in form and substance satisfactory to the Lenders. Any failure to comply with this post-closing covenant shall constitute an immediate Event of Default.

SECTION 5. Governing Law; Submission To Jurisdiction; Waiver Of Jury Trial.

(a) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b) Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 5 is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

(c) Waiver of Jury Trial. Each Obligor and each Lender hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any suit, action or proceeding arising out of or relating to this Amendment, the other Loan Documents or the transactions contemplated hereby or thereby.

SECTION 6. Miscellaneous.

(a) No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents (including, without limitation, all such rights, privileges and remedies with respect to any Default, Event of Default or Material Adverse Effect, whether communicated or not to the Lenders or Agent). Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

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(b) Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c) Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d) Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(f) Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

[Remainder of page intentionally left blank]

4

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER

GENOMEDX BIOSCIENCES INC.

By:	/s/ Doug Dolginow
Name: Doug Dolginow
Title: CEO

Address for Notices:

1038 Homer Street
Vancouver, BC
Canada V6B 2W9

Tel:
Email:

SUBSIDIARY GUARANTOR

GENOMEDX BIOSCIENCES CORP.

By:	/s/ Doug Dolginow
Name: Doug Dolginow
Title: CEO

Address for Notices:
10355 Science Center Drive, Suite 240
San Diego, CA 92121

Tel:
Email:

[Signature Page 3 to Amendment Agreement No. 6]

THE LENDERS

CRG PARTNERS III L.P.,
By CRG PARTNERS III GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III–PARALLEL FUND “A” L.P.,
By CRG PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner
By CRG PARTNERS III – PARALLEL FUND “A” GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III (CAYMAN) L.P.,
By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

	Witness:	/s/ Nicole Nesson

Name: Nicole Nesson

[Signature Page 3 to Amendment Agreement No. 6]

AGENT

CRG SERVICING LLC, as Agent

By	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

[Signature Page 3 to Amendment Agreement No. 6]

AMENDMENT AGREEMENT NO. 7

THIS AMENDMENT AGREEMENT NO. 7 (this “Amendment”), dated as of March 5, 2018 and effective as of February 28, 2018, is made among GenomeDx Biosciences Inc., a company incorporated in British Columbia, Canada (the “Borrower”), the Subsidiary Guarantor listed on the signature pages hereof under the heading “SUBSIDIARY GUARANTOR” (the “Subsidiary Guarantor”, and together with the Borrower, each an “Obligor” and, collectively, the “Obligors”), the Lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”) and CRG PARTNERS III L.P., as administrative and collateral agent for the Lenders hereunder (in such capacity, the “Agent”).

The Obligors and the Lenders are parties to that certain Term Loan Agreement, dated as of September 23, 2015, as amended by that Waiver and Amendment Agreement, dated as of December 30, 2015, Amendment Agreement No. 2, dated as of December 30, 2015, Waiver and Amendment Agreement No. 3, dated as of April 21, 2016, Amendment Agreement No. 4, dated as of October 27, 2016, Amendment Agreement No. 5, dated as of December 26, 2017, and Amendment Agreement No. 6, dated as of January 15, 2018 (as further amended, amended and restated, modified or supplemented from time to time, the “Loan Agreement”).

The parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.

Accordingly, the parties hereto agree as follows:

SECTION 1. Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2. Amendments.

Subject to Section 3, the Loan Agreement is hereby amended as follows:

(a) Section 10.01 is hereby amended by amending and restating the proviso at the end thereof to read in its entirety as follows:

“; provided that, for the period between January 20, 2018 and March 30, 2018, such minimum Liquidity shall be at least $1,000,000”.

SECTION 3. Conditions of Effectiveness.

The effectiveness of Section 2 shall be subject to the following conditions precedent:

1

(a) The Obligors, all of the Lenders and the Agent shall have duly executed and delivered this Amendment pursuant to Section 12.04 of the Loan Agreement.

(b) The Obligors shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment, including Lenders’ reasonable out of pocket legal fees and costs, pursuant to Section 12.03(a)(i)(z) of the Loan Agreement.

(c) The representations and warranties in Section 4 shall be true and correct on the date hereof and on the first date on which the conditions set forth in Sections 3(a) and (b) shall have been satisfied.

SECTION 4. Representations and Warranties; Reaffirmation; Post-Closing Covenant.

(a) Each Obligor hereby represents and warrants to each Lender as follows:

(i) Such Obligor has full power, authority and legal right to make and perform this Amendment. This Amendment is within such Obligor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by such Obligor and constitutes legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Amendment (x) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (y) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of such Obligor and its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (z) will not violate or result in an event of default under any material indenture, agreement or other instrument binding upon such Obligor and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii) No Default has occurred or is continuing or will result after giving effect to this Amendment.

(iii) The representations and warranties made by or with respect to such Obligor in Section 7 of the Loan Agreement are true in all material respects, except that (A) such representations and warranties that refer to a specific earlier date were true in all material respects on such earlier date and (B) such representations and warranties do not take into account any changes that may be made to the schedules pursuant to Section 4(c) below.

(iv) There has been no Material Adverse Effect since the date of the Loan Agreement, other than any Material Adverse Effect that has been communicated prior to the date hereof to any Lender in its role as a Board Observer.

2

(b) Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

(c) On January 25, 2018, the Borrower provided the Lenders updated versions of the schedules of the Loan Agreement that are permitted to be updated pursuant to Section 7.20 of the Loan Agreement. If such revised schedules are not current to a material extent on the effective date of this Amendment, each Obligor shall update, in accordance with Section 7.20 of the Loan Agreement, such schedules within 30 days after the date hereof. Notwithstanding Section 7.20 of the Loan Agreement or any other provision of the Loan Documents to the contrary, any such updates shall be in form and substance satisfactory to the Lenders. Any failure to comply with this post-closing covenant shall constitute an immediate Event of Default.

SECTION 5. Governing Law; Submission To Jurisdiction; Waiver Of Jury Trial.

(a) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b) Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 5 is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

(c) Waiver of Jury Trial. Each Obligor and each Lender hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any suit, action or proceeding arising out of or relating to this Amendment, the other Loan Documents or the transactions contemplated hereby or thereby.

SECTION 6. Miscellaneous.

(a) No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents (including, without limitation, all such rights, privileges and remedies with respect to any Default, Event of Default or Material Adverse Effect, whether communicated or not to the Lenders or Agent). Except as amended hereby, the Loan Agreement and other Loan Documents remain

3

unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

(b) Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c) Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d) Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(f) Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

[Remainder of page intentionally left blank]

4

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER

GENOMEDX BIOSCIENCES INC.

By:	/s/ Michael Rodriguez
Name: Michael Rodriguez
Title: Chief Financial Officer

Address for Notices:
1038 Homer Street
Vancouver, BC
Canada V6B 2W9

Tel:
Email:

SUBSIDIARY GUARANTOR

GENOMEDX BIOSCIENCES CORP.

By:	/s/ Elai Davicioni
Name: Elai Davicioni
Title: President & CSO

Address for Notices:

10355 Science Center Drive, Suite 240
San Diego, CA 92121

Tel:
Email:

[Signature Page to Amendment Agreement No. 7]

THE LENDERS

CRG PARTNERS III L.P.,
By CRG PARTNERS III GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III–PARALLEL FUND “A” L.P.,
By CRG PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner
By CRG PARTNERS III – PARALLEL FUND “A” GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III (CAYMAN) L.P.,
By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

	Witness:	/s/ Nicole Nesson

Name: Nicole Nesson

[Signature Page to Amendment Agreement No. 7]

AGENT

CRG SERVICING LLC, as Agent

By	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

[Signature Page to Amendment Agreement No. 7]

AMENDMENT AGREEMENT NO. 8

THIS AMENDMENT AGREEMENT NO. 8 (this “Amendment”), dated as of March 30, 2018, is made among GenomeDx Biosciences Inc., a company incorporated in British Columbia, Canada (the “Borrower”), the Subsidiary Guarantor listed on the signature pages hereof under the heading “SUBSIDIARY GUARANTOR” (the “Subsidiary Guarantor”, and together with the Borrower, each an “Obligor” and, collectively, the “Obligors”), the Lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”) and CRG PARTNERS III L.P., as administrative and collateral agent for the Lenders hereunder (in such capacity, the “Agent”).

The Obligors and the Lenders are parties to that certain Term Loan Agreement, dated as of September 23, 2015, as amended by that Waiver and Amendment Agreement, dated as of December 30, 2015, Amendment Agreement No. 2, dated as of December 30, 2015, Waiver and Amendment Agreement No. 3, dated as of April 21, 2016, Amendment Agreement No. 4, dated as of October 27, 2016, Amendment Agreement No. 5, dated as of December 26, 2017, and Amendment Agreement No. 6, dated as of January 15, 2018, and Amendment Agreement No. 7, dated as of March 5, 2018 (as further amended, amended and restated, modified or supplemented from time to time, the “Loan Agreement”).

The parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.

Accordingly, the parties hereto agree as follows:

SECTION 1. Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2. Amendments.

Subject to Section 3, the Loan Agreement is hereby amended as follows:

(a) Section 10.01 is hereby amended by amending and restating the proviso at the end thereof to read in its entirety as follows:

“; provided that, for the period between March 30, 2018 and April 6, 2018, such minimum Liquidity shall be at least $500,000”.

SECTION 3. Conditions of Effectiveness.

The effectiveness of Section 2 shall be subject to the following conditions precedent:

1

(a) The Obligors, all of the Lenders and the Agent shall have duly executed and delivered this Amendment pursuant to Section 12.04 of the Loan Agreement.

(b) The Obligors shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment, including Lenders’ reasonable out of pocket legal fees and costs, pursuant to Section 12.03(a)(i)(z) of the Loan Agreement.

(c) The representations and warranties in Section 4 shall be true and correct on the date hereof and on the first date on which the conditions set forth in Sections 3(a) and (b) shall have been satisfied.

SECTION 4. Representations and Warranties; Reaffirmation.

(a) Each Obligor hereby represents and warrants to each Lender as follows:

(i) Such Obligor has full power, authority and legal right to make and perform this Amendment. This Amendment is within such Obligor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by such Obligor and constitutes legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Amendment (x) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (y) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of such Obligor and its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (z) will not violate or result in an event of default under any material indenture, agreement or other instrument binding upon such Obligor and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii) No Default has occurred or is continuing or will result after giving effect to this Amendment.

(iii) The representations and warranties made by or with respect to such Obligor in Section 7 of the Loan Agreement are true in all material respects, except that such representations and warranties that refer to a specific earlier date were true in all material respects on such earlier date.

(iv) There has been no Material Adverse Effect since the date of the Loan Agreement, other than any Material Adverse Effect that has been communicated prior to the date hereof to any Lender in its role as a Board Observer.

(b) Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in

2

full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

SECTION 5. Governing Law; Submission To Jurisdiction; Waiver Of Jury Trial.

(a) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b) Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 5 is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

(c) Waiver of Jury Trial. Each Obligor and each Lender hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any suit, action or proceeding arising out of or relating to this Amendment, the other Loan Documents or the transactions contemplated hereby or thereby.

SECTION 6. Miscellaneous.

(a) No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents (including, without limitation, all such rights, privileges and remedies with respect to any Default, Event of Default or Material Adverse Effect, whether communicated or not to the Lenders or Agent). Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

(b) Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c) Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

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(d) Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(f) Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER

GENOMEDX BIOSCIENCES INC.

By:	/s/ Michael Rodriguez

Name: Michael Rodriguez
Title: Chief Financial Officer

Address for Notices:
1038 Homer Street
Vancouver, BC
Canada V6B 2W9

Tel:
Email:

SUBSIDIARY GUARANTOR

GENOMEDX BIOSCIENCES CORP.

By:	/s/ Edwin Hendrick

Name: Edwin Hendrick
Title: CCO
Address for Notices: 10355 Science Center Drive, Suite 240 San Diego, CA 92121 Tel: Email:

[Signature Page to Amendment Agreement]

THE LENDERS

CRG PARTNERS III L.P.,
By CRG PARTNERS III GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III–PARALLEL FUND “A” L.P.,
By CRG PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner
By CRG PARTNERS III – PARALLEL FUND “A” GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III (CAYMAN) L.P.,
By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

	Witness:	/s/ Cameron Hui

Name: Cameron Hui

[Signature Page to Amendment Agreement]

AGENT

CRG SERVICING LLC, as Agent

By	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

[Signature Page to Amendment Agreement]

AMENDMENT AGREEMENT NO. 9

THIS AMENDMENT AGREEMENT NO. 9 (this “Amendment”), dated April 5, 2018 and effective as of April 4, 2018, is made among GenomeDx Biosciences Inc., a company incorporated in British Columbia, Canada (the “Borrower”), the Subsidiary Guarantor listed on the signature pages hereof under the heading “SUBSIDIARY GUARANTOR” (the “Subsidiary Guarantor”, and together with the Borrower, each an “Obligor” and, collectively, the “Obligors”), the Lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”) and CRG PARTNERS III L.P., as administrative and collateral agent for the Lenders hereunder (in such capacity, the “Agent”).

The Obligors and the Lenders are parties to that certain Term Loan Agreement, dated as of September 23, 2015, as amended by that Waiver and Amendment Agreement, dated as of December 30, 2015, Amendment Agreement No. 2, dated as of December 30, 2015, Waiver and Amendment Agreement No. 3, dated as of April 21, 2016, Amendment Agreement No. 4, dated as of October 27, 2016, Amendment Agreement No. 5, dated as of December 26, 2017, and Amendment Agreement No. 6, dated as of January 15, 2018, Amendment Agreement No. 7, dated as of March 5, 2018, and Amendment Agreement No. 8, dated as of March 30, 2018 (as further amended, amended and restated, modified or supplemented from time to time, the “Loan Agreement”).

The parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.

Accordingly, the parties hereto agree as follows:

SECTION 1. Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2. Amendments.

Subject to Section 3, the Loan Agreement is hereby amended as follows:

(a) Section 10.01 is hereby amended by amending and restating the proviso at the end thereof to read in its entirety as follows:

“; provided that, for the period from April 4, 2018, to April 5, 2018, such minimum Liquidity shall be at least $200,000, and for the period from April 6, 2018, to April 16, 2018, such minimum Liquidity shall be at least $500,000”.

1

SECTION 3. Conditions of Effectiveness.

The effectiveness of Section 2 shall be subject to the following conditions precedent:

(a) The Obligors, all of the Lenders and the Agent shall have duly executed and delivered this Amendment pursuant to Section 12.04 of the Loan Agreement.

(b) The Obligors shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment, including Lenders’ reasonable out of pocket legal fees and costs, pursuant to Section 12.03(a)(i)(z) of the Loan Agreement.

(c) The representations and warranties in Section 4 shall be true and correct on the date hereof and on the first date on which the conditions set forth in Sections 3(a) and (b) shall have been satisfied.

SECTION 4. Representations and Warranties; Reaffirmation.

(a) Each Obligor hereby represents and warrants to each Lender as follows:

(i) Such Obligor has full power, authority and legal right to make and perform this Amendment. This Amendment is within such Obligor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by such Obligor and constitutes legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Amendment (x) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (y) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of such Obligor and its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (z) will not violate or result in an event of default under any material indenture, agreement or other instrument binding upon such Obligor and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii) No Default has occurred or is continuing or will result after giving effect to this Amendment.

(iii) The representations and warranties made by or with respect to such Obligor in Section 7 of the Loan Agreement are true in all material respects, except that such representations and warranties that refer to a specific earlier date were true in all material respects on such earlier date.

2

(iv) There has been no Material Adverse Effect since the date of the Loan Agreement, other than any Material Adverse Effect that has been communicated prior to the date hereof to any Lender in its role as a Board Observer.

(b) Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

SECTION 5. Governing Law; Submission To Jurisdiction; Waiver Of Jury Trial.

(a) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b) Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 5 is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

(c) Waiver of Jury Trial. Each Obligor and each Lender hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any suit, action or proceeding arising out of or relating to this Amendment, the other Loan Documents or the transactions contemplated hereby or thereby.

SECTION 6. Miscellaneous.

(a) No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents (including, without limitation, all such rights, privileges and remedies with respect to any Default, Event of Default or Material Adverse Effect, whether communicated or not to the Lenders or Agent). Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

(b) Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the

3

remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c) Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d) Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(f) Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER

GENOMEDX BIOSCIENCES INC.

By:	/s/ Michael Rodriguez

Name: Michael Rodriguez
Title: Chief Financial Officer
Address for Notices: 1038 Homer Street Vancouver, BC Canada V6B 2W9
Tel: Email:

SUBSIDIARY GUARANTOR

GENOMEDX BIOSCIENCES CORP.

By:	/s/ Elai Davicioni

Name: Elai Davicioni
Title: President & CSO
Address for Notices: 10355 Science Center Drive, Suite 240 San Diego, CA 92121 Tel: Email:

[Signature Page to Amendment Agreement]

THE LENDERS

CRG PARTNERS III L.P.,
By CRG PARTNERS III GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner

By	/s/ Nathan Hukill

Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III–PARALLEL FUND “A” L.P.,
By CRG PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner
By CRG PARTNERS III – PARALLEL FUND “A” GP LLC, its General Partner

By	/s/ Nathan Hukill

Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III (CAYMAN) L.P.,
By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By	/s/ Nathan Hukill

Name: Nathan Hukill
Title: Authorized Signatory

Witness:	/s/ Nicole Nesson

Name: Nicole Nesson

[Signature Page to Amendment Agreement]

AGENT

CRG SERVICING LLC, as Agent

By	/s/ Nathan Hukill

Nathan Hukill
Authorized Signatory

[Signature Page to Amendment Agreement]

AMENDMENT AGREEMENT NO. 10

THIS AMENDMENT AGREEMENT NO. 10 (this “Amendment”), dated June 12, 2018, is made among GenomeDx Biosciences Inc., a company incorporated in British Columbia, Canada (the “Borrower”), the Subsidiary Guarantor listed on the signature pages hereof under the heading “SUBSIDIARY GUARANTOR” (the “Subsidiary Guarantor”, and together with the Borrower, each an “Obligor” and, collectively, the “Obligors”), the Lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”) and CRG PARTNERS III L.P., as administrative and collateral agent for the Lenders hereunder (in such capacity, the “Agent”).

The Obligors and the Lenders are parties to that certain Term Loan Agreement, dated as of September 23, 2015, as amended by that Waiver and Amendment Agreement, dated as of December 30, 2015, Amendment Agreement No. 2, dated as of December 30, 2015, Waiver and Amendment Agreement No. 3, dated as of April 21, 2016, Amendment Agreement No. 4, dated as of October 27, 2016, Amendment Agreement No. 5, dated as of December 26, 2017, and Amendment Agreement No. 6, dated as of January 15, 2018, Amendment Agreement No. 7, dated as of March 5, 2018, Amendment Agreement No. 8, dated as of March 30, 2018, and Amendment Agreement No. 9, dated as of April 5, 2018 (as further amended, amended and restated, modified or supplemented from time to time, the “Loan Agreement”).

The parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.

Accordingly, the parties hereto agree as follows:

SECTION 1. Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2. Amendments.

Subject to Section 3, the Loan Agreement is hereby amended as follows:

(a) Section 10.01 is hereby amended by amending and restating the proviso at the end thereof to read in its entirety as follows:

“; provided that, for the period from June 12, 2018, to September 30, 2018, such minimum Liquidity shall be at least $1,000,000”.

1

SECTION 3. Conditions of Effectiveness.

The effectiveness of Section 2 shall be subject to the following conditions precedent:

(a) The Obligors, all of the Lenders and the Agent shall have duly executed and delivered this Amendment pursuant to Section 12.04 of the Loan Agreement.

(b) The Obligors shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment, including Lenders’ reasonable out of pocket legal fees and costs, pursuant to Section 12.03(a)(i)(z) of the Loan Agreement.

(c) The representations and warranties in Section 4 shall be true and correct on the date hereof and on the first date on which the conditions set forth in Sections 3(a) and (b) shall have been satisfied.

SECTION 4. Representations and Warranties; Reaffirmation.

(a) Each Obligor hereby represents and warrants to each Lender as follows:

(i) Such Obligor has full power, authority and legal right to make and perform this Amendment. This Amendment is within such Obligor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by such Obligor and constitutes legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Amendment (x) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (y) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of such Obligor and its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (z) will not violate or result in an event of default under any material indenture, agreement or other instrument binding upon such Obligor and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii) No Default has occurred or is continuing or will result after giving effect to this Amendment.

(iii) The representations and warranties made by or with respect to such Obligor in Section 7 of the Loan Agreement are true in all material respects, except that such representations and warranties that refer to a specific earlier date were true in all material respects on such earlier date.

2

(iv) There has been no Material Adverse Effect since the date of the Loan Agreement, other than any Material Adverse Effect that has been communicated prior to the date hereof to any Lender in its role as a Board Observer.

(b) Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

SECTION 5. Governing Law; Submission To Jurisdiction; Waiver Of Jury Trial.

(a) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b) Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 5 is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

(c) Waiver of Jury Trial. Each Obligor and each Lender hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any suit, action or proceeding arising out of or relating to this Amendment, the other Loan Documents or the transactions contemplated hereby or thereby.

SECTION 6. Miscellaneous.

(a) No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents (including, without limitation, all such rights, privileges and remedies with respect to any Default, Event of Default or Material Adverse Effect, whether communicated or not to the Lenders or Agent). Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

(b) Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the

3

remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c) Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d) Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(f) Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

[Remainder of page intentionally left blank]

4

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER

GENOMEDX BIOSCIENCES INC.

By:	/s/ Michael Rodriguez
Name: Michael Rodriguez
Title: Chief Financial Officer

Address for Notices:

1038 Homer Street
Vancouver, BC
Canada V6B 2W9

Tel:
Email:

SUBSIDIARY GUARANTOR

GENOMEDX BIOSCIENCES CORP.

By:	/s/ Elai Davicioni
Name: Elai Davicioni
Title: President & CSO

Address for Notices:

10355 Science Center Drive, Suite 240
San Diego, CA 92121

Tel:
Email:

[Signature Page to Amendment Agreement]

THE LENDERS

CRG PARTNERS III L.P.,
By CRG PARTNERS III GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III–PARALLEL FUND “A” L.P.,
By CRG PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner
By CRG PARTNERS III – PARALLEL FUND “A” GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III (CAYMAN) L.P.,
By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

	Witness:	/s/ Nicole Nesson

Name: Nicole Nesson

[Signature Page to Amendment Agreement]

AGENT

CRG SERVICING LLC, as Agent

By	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

[Signature Page to Amendment Agreement]

AMENDMENT AGREEMENT NO. 11

THIS AMENDMENT AGREEMENT NO. 11 (this “Amendment”), dated September 26, 2018, is made among GenomeDx Inc., a company incorporated in Delaware and formerly known as GenomeDx Biosciences Inc., a company incorporated in British Columbia, Canada (the “Borrower”), the Subsidiary Guarantor listed on the signature pages hereof under the heading “SUBSIDIARY GUARANTOR” (the “Subsidiary Guarantor”, and together with the Borrower, each an “Obligor” and, collectively, the “Obligors”), the Lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”) and CRG PARTNERS III L.P., as administrative and collateral agent for the Lenders hereunder (in such capacity, the “Agent”).

The Obligors and the Lenders are parties to that certain Term Loan Agreement, dated as of September 23, 2015, as amended by that Waiver and Amendment Agreement, dated as of December 30, 2015, Amendment Agreement No. 2, dated as of December 30, 2015, Waiver and Amendment Agreement No. 3, dated as of April 21, 2016, Amendment Agreement No. 4, dated as of October 27, 2016, Amendment Agreement No. 5, dated as of December 26, 2017, and Amendment Agreement No. 6, dated as of January 15, 2018, Amendment Agreement No. 7, dated as of March 5, 2018, Amendment Agreement No. 8, dated as of March 30, 2018, Amendment Agreement No. 9, dated as of April 5, 2018, and Amendment Agreement No. 10, dated as of June 12, 2018 (as further amended, amended and restated, modified or supplemented from time to time, the “Loan Agreement”).

The parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.

Accordingly, the parties hereto agree as follows:

SECTION 1. Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2. Amendments.

Subject to Section 3, the Loan Agreement is hereby amended as follows:

(a) Section 10.01 is hereby amended by amending and restating the proviso at the end thereof to read in its entirety as follows:

“; provided that, for the period (i) from June 12, 2018, to September 26, 2018, such minimum Liquidity shall be at least $1,000,000, (ii) from September 27, 2018, to October 10, 2018, such minimum

1

Liquidity shall be at least $500,000, and (iii) from October 11, 2018, to November 30, 2018, such minimum Liquidity shall be at least $1,000,000”.

SECTION 3. Conditions of Effectiveness.

The effectiveness of Section 2 shall be subject to the following conditions precedent:

(a) The Obligors, all of the Lenders and the Agent shall have duly executed and delivered this Amendment pursuant to Section 12.04 of the Loan Agreement.

(b) The Obligors shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment, including Lenders’ reasonable out of pocket legal fees and costs, pursuant to Section 12.03(a)(i)(z) of the Loan Agreement.

(c) The representations and warranties in Section 4 shall be true and correct on the date hereof and on the first date on which the conditions set forth in Sections 3(a) and (b) shall have been satisfied.

SECTION 4. Representations and Warranties; Reaffirmation.

(a) Each Obligor hereby represents and warrants to each Lender as follows:

(i) Such Obligor has full power, authority and legal right to make and perform this Amendment. This Amendment is within such Obligor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by such Obligor and constitutes legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Amendment (x) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (y) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of such Obligor and its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (z) will not violate or result in an event of default under any material indenture, agreement or other instrument binding upon such Obligor and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii) No Default has occurred or is continuing or will result after giving effect to this Amendment.

(iii) The representations and warranties made by or with respect to such Obligor in Section 7 of the Loan Agreement are true in all material respects, except that (A) such representations and warranties that refer to a specific earlier date were true in all material respects

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on such earlier date, and (B) such representations and warranties do not take into account any changes that may be made to the schedules pursuant to Section 4(c) below.

(iv) There has been no Material Adverse Effect since the date of the Loan Agreement, other than any Material Adverse Effect that has been communicated prior to the date hereof to any Lender in its role as a Board Observer or director on the Board of Directors of the Borrower.

(b) Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

(c) The Borrower has previously provided the Lenders updated versions of the schedules of the Loan Agreement that are permitted to be updated pursuant to Section 7.20 of the Loan Agreement. If such revised schedules are not current to a material extent on the effective date of this Amendment, each Obligor shall update, in accordance with Section 7.20 of the Loan Agreement, such schedules within 30 days after the date hereof. Notwithstanding Section 7.20 of the Loan Agreement or any other provision of the Loan Documents to the contrary, any such updates shall be in form and substance satisfactory to the Lenders. Any failure to comply with this post-closing covenant shall constitute an immediate Event of Default.

SECTION 5. Governing Law; Submission To Jurisdiction; Waiver Of Jury Trial.

(a) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b) Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 5 is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

(c) Waiver of Jury Trial. Each Obligor and each Lender hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any suit, action or proceeding arising out of or relating to this Amendment, the other Loan Documents or the transactions contemplated hereby or thereby.

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SECTION 6. Miscellaneous.

(a) No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents (including, without limitation, all such rights, privileges and remedies with respect to any Default, Event of Default or Material Adverse Effect, whether communicated or not to the Lenders or Agent). Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

(b) Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c) Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d) Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(f) Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER

GENOMEDX INC. (formerly known as GenomeDx Biosciences Inc.)

By:	/s/ Tina Nova, PhD
Name: Tina Nova, PhD
Title: President & CEO

Address for Notices:

1152 Mainland St., Suite 430
Vancouver, BC
Canada V6B 4X2

Tel:
with a copy by email:

SUBSIDIARY GUARANTOR

GENOMEDX BIOSCIENCES CORP.

By:	/s/ Tina Nova, PhD
Name: Tina Nova, PhD
Title: President & CEO

Address for Notices:

10355 Science Center Drive, Suite 240
San Diego, CA 92121

Tel:
with a copy by email:

[Signature Page to Amendment Agreement]

THE LENDERS

CRG PARTNERS III L.P.,
By CRG PARTNERS III GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III–PARALLEL FUND “A” L.P.,
By CRG PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner
By CRG PARTNERS III – PARALLEL FUND “A” GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III (CAYMAN) L.P.,
By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

	Witness:	/s/ Nicole Nesson

Name: Nicole Nesson

[Signature Page to Amendment Agreement]

AGENT

CRG SERVICING LLC, as Agent

By	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

[Signature Page to Amendment Agreement]

Execution Version

AMENDMENT AGREEMENT NO. 12

THIS AMENDMENT AGREEMENT NO. 12 (this “Amendment”), dated December 7, 2018, is made among GenomeDx Inc., a company incorporated in Delaware and formerly known as GenomeDx Biosciences Inc., a company incorporated in British Columbia, Canada (the “Borrower”), the Subsidiary Guarantor listed on the signature pages hereof under the heading “SUBSIDIARY GUARANTOR” (the “Subsidiary Guarantor”, and together with the Borrower, each an “Obligor” and, collectively, the “Obligors”), the Lenders listed on the signature pages here of under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”) and CRG PARTNERS III L.P., as administrative and collateral agent for the Lenders hereunder (in such capacity, the “Agent).

The Obligors and the Lenders are parties to that certain Term Loan Agreement, dated as of September 23, 2015, as amended by that Waiver and Amendment Agreement, dated as of December 30, 2015, Amendment Agreement No. 2, dated as of December 30, 2015, Waiver and Amendment Agreement No. 3, dated as of April 21, 2016, Amendment Agreement No. 4, dated as of October 27, 2016, Amendment Agreement No. 5, dated as of December 26, 2017, and Amendment Agreement No. 6, dated as of January 15, 2018, Amendment Agreement No. 7, dated as of March 5, 2018, Amendment Agreement No. 8, dated as of March 30, 2018, Amendment Agreement No. 9, dated as of April 5, 2018, Amendment Agreement No. 10, dated as of June 12, 2018 and Amendment Agreement No. 11, dated as of September 26, 2018 (as further amended, amended and restated, modified or supplemented from time to time, the “Loan Agreement”).

The parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.

Accordingly, the parties hereto agree as follows:

SECTION 1. Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2. Amendments.

Subject to Section 3, the Loan Agreement is hereby amended as follows:

(a) Section 10.01 is hereby amended by replacing the date “November 30, 2018” where it appears therein with “January 31, 2019”.

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SECTION 3. Conditions of Effectiveness.

The effectiveness of Section 2 shall be subject to the following conditions precedent:

(a) The Obligors, all of the Lenders and the Agent shall have duly executed and delivered this Amendment pursuant to Section 12.04 of the Loan Agreement.

(b) The Obligors shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment, including Lenders’ reasonable out of pocket legal fees and costs, pursuant to Section 12.03(a)(i)(z) of the Loan Agreement.

(c) The representations and warranties in Section 4 shall be true and correct on the date hereof and on the first date on which the conditions set forth in Sections 3(a) and (b) shall have been satisfied.

SECTION 4. Representations and Warranties; Reaffirmation.

(a) Each Obligor hereby represents and warrants to each Lender as follows:

(i) Such Obligor has full power, authority and legal right to make and perform this Amendment. This Amendment is within such Obligor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by such Obligor and constitutes legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Amendment (x) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (y) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of such Obligor and its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (z) will not violate or result in an event of default under any material indenture, agreement or other instrument binding upon such Obligor and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii) No Default has occurred or is continuing or will result after giving effect to this Amendment.

(iii) The representations and warranties made by or with respect to such Obligor in Section 7 of the Loan Agreement are true in all material respects, except that (A) such representations and warranties that refer to a specific earlier date were true in all material respects on such earlier date, and (B) such representations and warranties do not take into account any changes that may be made to the schedules pursuant to Section 4(c) below.

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(iv) There has been no Material Adverse Effect since the date of the Loan Agreement, other than any Material Adverse Effect that has been communicated prior to the date hereof to any Lender in its role as a Board Observer or director on the Board of Directors of the Borrower.

(b) Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

(c) The Borrower has previously provided the Lenders updated versions of the schedules of the Loan Agreement that are permitted to be updated pursuant to Section 7.20 of the Loan Agreement. If such revised schedules are not current to a material extent on the effective date of this Amendment, each Obligor shall update, in accordance with Section 7.20 of the Loan Agreement, such schedules within 30 days after the date hereof. Notwithstanding Section 7.20 of the Loan Agreement or any other provision of the Loan Documents to the contrary, any such updates shall be in form and substance satisfactory to the Lenders. Any failure to comply with this post-closing covenant shall constitute an immediate Event of Default.

SECTION 5. Governing Law; Submission To Jurisdiction; Waiver Of Jury Trial.

(a) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b) Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 5 is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

(c) Waiver of Jury Trial. Each Obligor and each Lender hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any suit, action or proceeding arising out of or relating to this Amendment, the other Loan Documents or the transactions contemplated hereby or thereby.

SECTION 6. Miscellaneous.

(a) No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly

3

stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents (including, without limitation, all such rights, privileges and remedies with respect to any Default, Event of Default or Material Adverse Effect, whether communicated or not to the Lenders or Agent). Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

(b) Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c) Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d) Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(f) Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER

GENOMEDX INC. (formerly known as GenomeDx Biosciences Inc.)

By:	/s/ Tina Nova, PhD
Name: Tina Nova, PhD
Title: President & CEO

Address for Notices:

1152 Mainland St., Suite 430
Vancouver, BC
Canada V6B 4X2

Tel:
with a copy by email:

SUBSIDIARY GUARANTOR

GENOMEDX BIOSCIENCES CORP.

By:	/s/ Tina Nova, PhD
Name: Tina Nova, PhD
Title: President & CEO

Address for Notices:

10355 Science Center Drive, Suite 240
San Diego, CA 92121

Tel:
with a copy by email:

[Signature Page to Amendment Agreement]

THE LENDERS

CRG PARTNERS III L.P.,
By CRG PARTNERS III GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III–PARALLEL FUND “A” L.P.,
By CRG PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner
By CRG PARTNERS III – PARALLEL FUND “A” GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III (CAYMAN) L.P.,
By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

	Witness:	/s/ Nicole Nesson

Name: Nicole Nesson

[Signature Page to Amendment Agreement]

AGENT

CRG SERVICING LLC, as Agent

By	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

[Signature Page to Amendment Agreement]

Execution Version

AMENDMENT AGREEMENT NO. 13 AND WAIVER

THIS AMENDMENT AGREEMENT NO. 13 AND WAIVER (this “Amendment”), dated as of April 15, 2019 and effective as of February 1, 2019 (the “Effective Date”), is made among Decipher Biosciences, Inc., a company incorporated in Delaware and formerly known as GenomeDx Inc., a company incorporated in Delaware and formerly known as GenomeDx Biosciences Inc., a company incorporated in British Columbia, Canada (the “Borrower”), the Subsidiary Guarantor listed on the signature pages hereof under the heading “SUBSIDIARY GUARANTOR” (the “Subsidiary Guarantor”, and together with the Borrower, each an “Obligor” and, collectively, the “Obligors”), the Lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”) and CRG SERVICING LLC, as administrative and collateral agent for the Lenders hereunder (in such capacity, the “Agent”).

The Obligors and the Lenders are parties to that certain Term Loan Agreement, dated as of September 23, 2015 (as amended, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Loan Agreement”).

The parties hereto desire to waive certain provisions of the Loan Agreement, and to amend the Loan Agreement, in each case, on the terms and subject to the conditions set forth herein.

Accordingly, the parties hereto agree as follows:

SECTION 1. Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2. Waiver

(a) Subject to Section 4, the Lenders hereby waive compliance with Section 10.02(d) of the Loan Agreement solely with respect to the twelve month period beginning on January 1, 2018.

(b) The waiver set forth in Section 2(a) shall be limited precisely as written. Except as expressly stated herein, nothing in this Amendment shall be deemed to constitute a waiver of noncompliance or breach of any other term or provision in the Loan Agreement or the other Loan Documents, nor prejudice any right or remedy that the Lenders may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents.

Nothing contained herein shall be deemed a waiver or consent in respect of (or otherwise affect the Lenders’ ability to enforce) any condition not explicitly waived by Section 2(a).

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SECTION 3. Amendments. Subject to Section 4, the Loan Agreement is hereby amended as follows:

(a) Section 1.01 is hereby amended by adding the following defined terms in the appropriate alphabetical order:

“”acceleration” and “Acceleration” have the meanings set forth in Section 11.02.

“Acceleration Premium” has the meaning set forth in Section 11.02(c).

“Amendment 13” means that certain Amendment Agreement No. 13 and Waiver, dated as of April 15, 2019 and effective as of February 1, 2019, made by and among the Borrower, the Subsidiary Guarantors, the Lenders, and Agent.

“Back-End Facility Fee” has the meaning set forth in the Fee Letter.”

(b) The definition of “Fee Letter” in Section 1.01 is hereby amended and restated in its entirety as follows:

““Fee Letter” means that certain fee letter agreement dated as of December 26, 2017, between Borrower and CRG Partners III L.P., as administrative agent and collateral agent for the Lenders, as amended, amended and restated, modified or supplemented from time to time.”

(c) The definition of “Interest-Only Period” in Section 1.01 is hereby amended and restated in its entirety as follows:

““Interest-Only Period” means the period from and including the first Borrowing Date and through and including the Payment Date immediately preceding the Maturity Date.”

(d) The definition of “Prepayment Premium” in Section 1.01 is hereby amended and restated in its entirety as follows:

““Prepayment Premium” means, if the prepayment occurs:

(A) on or prior to the fourth (4th) Payment Date, the Prepayment Premium shall be an amount equal to 5.00% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

(B) after the fourth (4th) Payment Date, and on or prior to the eighth (8th) Payment Date, the Prepayment Premium shall be an amount equal to 4.00% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

(C) after the eighth (8th) Payment Date, and on or prior to the twelfth (12th) Payment Date, the Prepayment Premium shall be an amount equal to 3.00% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

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(D) after the twelfth (12th) Payment Date, and on or prior to the sixteenth (16th) Payment Date, the Prepayment Premium shall be an amount equal to 2.00% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

(E) after the sixteenth (16th) Payment Date, and on or prior to the twentieth (20th) Payment Date, the Prepayment Premium shall be an amount equal to 1.00% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

(F) after the twentieth (20th) Payment Date, the Prepayment Premium shall be an amount equal to 0.00% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

provided that, to determine the aggregate outstanding principal amount of the Loans, and how many Payment Dates have occurred, as of any Redemption Date for purposes of this definition:

(i) if, as of such Redemption Date, Borrower shall have made only one Borrowing, the number of Payment Dates shall be deemed to be the number of Payment Dates that shall have occurred following the first Borrowing Date; and

(ii) if, as of such Redemption Date, Borrower shall have made more than one Borrowing, then the Prepayment Premium shall equal the sum of multiple Prepayment Premiums calculated with respect to the Loans of each Borrowing, each of which Prepayment Premiums shall be calculated based on solely the aggregate outstanding principal amount of the Loans borrowed in such Borrowing (and PIK Loans subsequently borrowed in respect of interest payments thereon), as though the applicable number of Payment Dates equals the number of Payment Dates that shall have occurred following the applicable Borrowing Date. In the case of any partial prepayment, the amount of such prepayment shall be allocated to Loans made in the various Borrowings (and PIK Loans in respect thereof) in the order in which such Borrowings were made; and

The Prepayment Premium payable upon any prepayment shall be in addition to any payments required pursuant to the Fee Letter.”

(e) The definition of “Redemption Date” in Section 1.01 is hereby amended and restated in its entirety as follows:

‘“Redemption Date” means, as the context may require, (i) the Payment Date on which an optional prepayment is made pursuant to Section 3.03(a), (ii) the date of an Asset Sale or Change of Control in connection with which a prepayment pursuant to Section 3.03(b), (iii) the date mandated by a Requirement of Law as described in Section 5.02(b), and (iv) in the event that Loans become due and payable prior to the Stated Maturity Date for any reason not related to the foregoing clauses (i) through (iii) (other than by reason of the Loans becoming due and payable pursuant to an Acceleration), the date on which a prepayment is due.”

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(f) The definition of “Redemption Price” in Section 1.01 is hereby amended and restated in its entirety as follows:

““Redemption Price” means an amount equal to the aggregate principal amount of the Loans being prepaid plus the Prepayment Premium plus any accrued but unpaid interest and any fees then due and owing (including the Back-End Facility Fee).”

(g) Section 3.02(d) is hereby amended by replacing the text “9.00%” where it appears therein with “8.00%” and replacing the text “4.00%” where it appears therein with “5.00%”.

(h) A new Section 3.02(f) is hereby added immediately after Section 3.02(e), to read in its entirety as follows:

“(f) Redemption Price. For the avoidance of doubt, in the event any Loans shall become due and payable for any reason, interest pursuant to Sections 3.02(a) and (b) shall accrue on the Redemption Price for such Loans from and after the date such Redemption Price is due and payable until paid in full.”

(i) Section 3.03(a) is hereby amended and restated in its entirety as follows:

“(a) Optional Prepayments. Upon prior written notice to Agent delivered pursuant to Section 4.03, Borrower shall have the right to optionally prepay in whole or in part the outstanding principal amount of the Loans on any Payment Date for the Redemption Price. No partial prepayment shall be made under this Section 3.03(a) in connection with any event described in Section 3.03(b).”

(j) Section 10.01 is hereby amended by (a) replacing the date “January 31, 2019” where it appears therein with “February 28, 2019”, and (b) deleting the “and” before the “(iii)” in the proviso and adding the following immediately before the period in such proviso:

“, and (iv) from March 1, 2019, to March 31, 2019, such minimum Liquidity shall be at least $200,000.”

(k) Section 10.02(d) is hereby amended and restated in its entirety as follows:

“(d) during the twelve month period beginning on January 1, 2019, of at least $16,000,000; and”

(l) A new Section 10.02(e) is hereby added immediately after Section 10.02(d), to read in its entirety as follows:

“(e) during the twelve month period beginning on January 1, 2020, and during each twelve month period thereafter beginning on January 1 of each such period, of at least $36,000,000.”

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(m) Section 11.02 is hereby amended and restated in its entirety as follows:

“11.02 Remedies.

(a) Upon the occurrence of any Event of Default, then, and in every such event (other than an Event of Default described in Section 11.01(i), (j) or (k)), and at any time thereafter during the continuance of such event, the Majority Lenders may, by notice to Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable) (an “acceleration”), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations shall become due and payable immediately and the Obligors shall immediately pay all Obligations, including the Back-End Facility Fee and an Acceleration Premium as calculated below, all without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor.

(b) Upon the occurrence of any Event of Default described in Section 11.01(i), (j) or (k), the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other Obligations, shall automatically become due and payable immediately (an “acceleration” and, together with any acceleration defined in Section 11.02(a), each, an “Acceleration”) and the Obligors shall immediately pay all Obligations, including the Back-End Facility Fee and an Acceleration Premium as calculated below, all without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor.

(c) Acceleration Premium Calculation. The applicable “Acceleration Premium” shall be an amount calculated as follows:

(i) If the date of Acceleration occurs:

(A) on or prior to the fourth (4th) Payment Date, the Acceleration Premium shall be an amount equal to 5.00% of the aggregate outstanding principal amount of the Loans subject to the Acceleration;

(B) after the fourth (4th) Payment Date, and on or prior to the eighth (8th) Payment Date, the Acceleration Premium shall be an amount equal to 4.00% of the aggregate outstanding principal amount of the Loans subject to the Acceleration;

(C) after the eighth (8th) Payment Date, and on or prior to the twelfth (12th) Payment Date, the Acceleration Premium shall be an amount equal to 3.00% of the aggregate outstanding principal amount of the Loans subject to the Acceleration;

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(D) after the twelfth (12th) Payment Date, and on or prior to the sixteenth (16th) Payment Date, the Acceleration Premium shall be an amount equal to 2.00% of the aggregate outstanding principal amount of the Loans subject to the Acceleration;

(E) after the sixteenth (16th) Payment Date, and on or prior to the twentieth (20th) Payment Date, the Acceleration Premium shall be an amount equal to 1.00% of the aggregate outstanding principal amount of the Loans subject to the Acceleration;

(F) after the twentieth (20th) Payment Date, the Acceleration Premium shall be an amount equal to 0.00% of the aggregate outstanding principal amount of the Loans subject to the Acceleration.

(ii) To determine the aggregate outstanding principal amount of the Loans subject to the Acceleration, and how many Payment Dates have occurred, as of any date of Acceleration, for purposes of this Section 11.02(c):

(A) if, as of such date of Acceleration, Borrower shall have made only one Borrowing, the number of Payment Dates shall be deemed to be the number of Payment Dates that shall have occurred following the first Borrowing Date; and

(B) if, as of such date of Acceleration, Borrower shall have made more than one Borrowing, then the Acceleration Premium shall equal the sum of multiple Acceleration Premiums calculated with respect to the Loans of each Borrowing, each of which Acceleration Premiums shall be calculated based on solely the aggregate outstanding principal amount of the Loans borrowed in such Borrowing (and PIK Loans subsequently borrowed in respect of interest payments thereon), as though the applicable number of Payment Dates equals the number of Payment Dates that shall have occurred following the applicable Borrowing Date. In the case that the Loans subject to Acceleration does not equal the full principal amount of Loans outstanding, the amount of such payment shall be allocated to Loans made in the various Borrowings (and PIK Loans in respect thereof) in the order in which such Borrowings were made.

(d)

(i) For the avoidance of doubt, the Acceleration Premium and the Back-End Facility Fee that are payable upon Acceleration of the Loans shall be due and payable at any time the Loans become due and payable prior to the Stated Maturity Date due to Acceleration pursuant to the terms of this Agreement (in which case it shall be due immediately, upon the giving of notice to Borrower in accordance with Section 11.02(a), or automatically, in accordance with Section 11.02(b)), whether by operation of law or otherwise (including where bankruptcy filings or the exercise

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of any bankruptcy right or power, whether in any plan of reorganization or otherwise, results or would result in a payment, discharge, modification or other treatment of the Loans or Loan Documents that would otherwise evade, avoid, or otherwise disappoint the expectations of Lenders in receiving the full benefit of their bargained-for Acceleration Premium and their bargained-for Back-End Facility Fee as provided herein and in the Fee Letter). The Obligors and Lenders acknowledge and agree that any Acceleration Premium and the Back-End Facility Fee due and payable in accordance with the Loan Documents shall not constitute unmatured interest, whether under section 502(b)(2) of the Bankruptcy Code or otherwise, but instead is reasonably calculated to ensure that the Lenders receive the benefit of their bargain under the terms of this Agreement, whether in a bankruptcy case or otherwise.

(ii) Each Obligor acknowledges and agrees that, prior to executing this Agreement and Amendment 13, it has had the opportunity to review, evaluate and negotiate the Acceleration Premium calculation and the Back-End Facility Fee with its advisors and acknowledges that the Acceleration Premium is a reasonable approximation of Lenders’ liquidated damages upon Acceleration and, accordingly, each Obligor will not contest or object to the reasonableness thereof. Each Obligor understands and acknowledges that Lenders have entered into this Agreement in reliance upon the Acceleration Premium and the Back-End Facility Fee. Each Obligor acknowledges and agrees that the Lenders shall be entitled to recover the full amount of the Obligations, including the Acceleration Premium and the Back-End Facility Fee in each and every circumstance in which such amount is due pursuant to or in connection with this Agreement and the Fee Letter, including in the case of any Obligor’s bankruptcy filing, so that the Lenders shall receive the benefit of their bargain hereunder and otherwise receive full recovery of the agreed-upon return under every possible circumstance, and Borrower hereby waives any defense to payment, whether such defense may be based in public policy, ambiguity, or otherwise. Each Obligor further acknowledges and agrees, and waives any argument to the contrary, that payment of such amounts does not constitute a penalty or an otherwise unenforceable or invalid obligation. Any damages that the Lenders may suffer or incur resulting from or arising in connection with any breach by Borrower shall constitute secured obligations owing to the Lenders

(iii) For the avoidance of doubt, in the event of any Acceleration, interest pursuant to Sections 3.02(a) and (b) shall accrue on all Obligations, including the Back-End Facility Fee and an Acceleration Premium, from and after the date such Obligations are due and payable until paid in full.”

(n) A new Section 12.22 is hereby added immediately after Section 12.21, to read in its entirety as follows:

“12.22 Redemption Price. (a) For the avoidance of doubt, the Prepayment Premium (as a component of the Redemption Price) and Back-End Facility Fee shall be due and payable whenever so stated in this Agreement (and the Fee Letter, as applicable), or by any

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applicable operation of law, regardless of the circumstances causing any related payment prior to the Stated Maturity Date (other than an Acceleration, in which case the Acceleration Premium instead shall be payable).

(b) The Obligors and Lenders acknowledge and agree that any Prepayment Premium due and payable in accordance with the Loan Documents shall not constitute unmatured interest, whether under section 502(b)(2) of the Bankruptcy Code or otherwise, but instead is reasonably calculated to ensure that the Lenders receive the benefit of their bargain under the terms of this Agreement.

(c) Each Obligor acknowledges and agrees that, prior to executing this Agreement, it has had the opportunity to review, evaluate and negotiate the Prepayment Premium calculation with its advisors and acknowledges that the Prepayment Premium is a reasonable approximation of Lenders’ liquidated damages upon repayment on any Redemption Date prior to the Stated Maturity Date and, accordingly, each Obligor will not contest or object to the reasonableness thereof. Each Obligor understands and acknowledges that Lenders have entered into this Agreement in reliance upon the Prepayment Premium. Each Obligor acknowledges and agrees that the Lenders shall be entitled to recover the full amount of the Obligations, including the Prepayment Premium in each and every circumstance in which such amount is due pursuant to or in connection with this Agreement, so that the Lenders shall receive the benefit of their bargain hereunder and otherwise receive full recovery of the agreed-upon return under every possible circumstance, and Borrower hereby waives any defense to payment, whether such defense may be based in public policy, ambiguity, or otherwise. Each Obligor further acknowledges and agrees, and waives any argument to the contrary, that payment of such amounts does not constitute a penalty or an otherwise unenforceable or invalid obligation. Any damages that the Lenders may suffer or incur resulting from or arising in connection with any breach by Borrower shall constitute secured obligations owing to the Lenders.”

SECTION 4. Conditions of Effectiveness. Sections 2 and 3 are effective, as of the Effective Date, subject to the satisfaction of the following conditions precedent:

(a) The Obligors, all of the Lenders and the Agent shall have duly executed and delivered this Amendment pursuant to Section 12.04 of the Loan Agreement.

(b) The Obligors shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment, including Lenders’ reasonable out of pocket legal fees and costs, pursuant to Section 12.03(a)(i)(z) of the Loan Agreement.

(c) The representations and warranties in Section 6 shall be true and correct on the date hereof, the Effective Date and on the first date on which the conditions set forth in Sections 4(a) and (b) shall have been satisfied.

SECTION 5. Fee Letter. As of the date hereof, the Fee Letter, dated as of December 26, 2017, among Borrower and Agent is hereby amended as follows:

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(a) Section 2(a) is hereby amended by replacing the text “seven percent (7%)” where it appears therein with “twelve percent (12%)”.

(b) Section 2(b) is hereby amended by replacing the text “seven percent (7%)” where it appears therein with “twelve percent (12%)”.

SECTION 6. Representations and Warranties; Reaffirmation.

(a) Each Obligor hereby represents and warrants to each Lender as follows:

(i) Such Obligor has full power, authority and legal right to make and perform this Amendment. This Amendment is within such Obligor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by such Obligor and constitutes legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Amendment (x) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (y) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of such Obligor and its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (z) will not violate or result in an event of default under any material indenture, agreement or other instrument binding upon such Obligor and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii) No Default has occurred or is continuing or will result after giving effect to this Amendment.

(iii) The representations and warranties made by or with respect to such Obligor in Section 7 of the Loan Agreement are true in all material respects, except that (A) such representations and warranties that refer to a specific earlier date were true in all material respects on such earlier date, and (B) such representations and warranties do not take into account any changes that may be made to the schedules pursuant to Section 5(c) below.

(iv) There has been no Material Adverse Effect since the date of the Loan Agreement, other than any Material Adverse Effect that has been communicated prior to the date hereof to any Lender in its role as a Board Observer or director on the Board of Directors of the Borrower.

(b) Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

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(c) The Borrower has previously provided the Lenders updated versions of the schedules of the Loan Agreement that are permitted to be updated pursuant to Section 7.20 of the Loan Agreement. If such revised schedules are not current to a material extent on the effective date of this Amendment, each Obligor shall update, in accordance with Section 7.20 of the Loan Agreement, such schedules within 30 days after the date hereof. Notwithstanding Section 7.20 of the Loan Agreement or any other provision of the Loan Documents to the contrary, any such updates shall be in form and substance satisfactory to the Lenders. Any failure to comply with this post-closing covenant shall constitute an immediate Event of Default.

SECTION 7. Governing Law; Submission To Jurisdiction; Waiver Of Jury Trial.

(a) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b) Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 7 is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

(c) Waiver of Jury Trial. Each Obligor and each Lender hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any suit, action or proceeding arising out of or relating to this Amendment, the other Loan Documents or the transactions contemplated hereby or thereby.

SECTION 8. Miscellaneous.

(a) No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents (including, without limitation, all such rights, privileges and remedies with respect to any Default, Event of Default or Material Adverse Effect, whether communicated or not to the Lenders or Agent). Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

(b) Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the

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remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c) Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d) Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(f) Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER

DECIPHER BIOSCIENCES, INC.

By:	/s/ Tina Nova, PhD
Name: Tina Nova, PhD
Title: President & CEO

Address for Notices:
10355 Science Center Drive, Suite 240
San Diego, CA 92121

Tel:
with a copy by email:

SUBSIDIARY GUARANTOR

GENOMEDX BIOSCIENCES CORP.

By:	/s/ Tina Nova, PhD
Name: Tina Nova, PhD
Title: President & CEO

Address for Notices:
10355 Science Center Drive, Suite 240
San Diego, CA 92121

Tel:
with a copy by email:

[Signature Page to Amendment Agreement]

THE LENDERS

CRG PARTNERS III L.P.,
By CRG PARTNERS III GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III–PARALLEL FUND “A” L.P.,
By CRG PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner
By CRG PARTNERS III – PARALLEL FUND “A” GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III (CAYMAN) L.P.,
By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

	Witness:	/s/ Nicole Nesson

Name: Nicole Nesson

[Signature Page to Amendment Agreement]

AGENT

CRG SERVICING LLC, as Agent

By	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

[Signature Page to Amendment Agreement]

AMENDMENT AGREEMENT NO. 14

THIS AMENDMENT AGREEMENT NO. 14 (this “Amendment”), dated as of November 13, 2019, is made among Decipher Biosciences, Inc., a company incorporated in Delaware and formerly known as GenomeDx Inc., a company incorporated in Delaware and formerly known as GenomeDx Biosciences Inc., a company incorporated in British Columbia, Canada (the “Borrower”), the Subsidiary Guarantor listed on the signature pages hereof under the heading “SUBSIDIARY GUARANTOR” (the “Subsidiary Guarantor”, and together with the Borrower, each an “Obligor” and, collectively, the “Obligors”), the Lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”) and CRG SERVICING LLC, as administrative and collateral agent for the Lenders hereunder (in such capacity, the “Agent”).

The Obligors and the Lenders are parties to that certain Term Loan Agreement, dated as of September 23, 2015 (as amended, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Loan Agreement”).

The parties hereto desire to waive certain provisions of the Loan Agreement, and to amend the Loan Agreement, in each case, on the terms and subject to the conditions set forth herein.

Accordingly, the parties hereto agree as follows:

SECTION 1 Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendments. Subject to Section 3, the Loan Agreement is hereby amended as follows:

(a) The definition of “Commitment Period” in Section 1.01 of the Loan Agreement is hereby amended by replacing the text “March 31, 2017” where is appears therein with “December 31, 2019”.

(b) Section 2.01 of the Loan Agreement is hereby amended by replacing the text “three” where it appears therein with “four”.

(c) Schedule 1 to the Loan Agreement is hereby amended and restated in its entirety as set forth on Annex A attached hereto.

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SECTION 3 Conditions of Effectiveness. Section 2 is effective, subject to the satisfaction of the following conditions precedent:

(a) The Obligors, all of the Lenders and the Agent shall have duly executed and delivered this Amendment pursuant to Section 12.04 of the Loan Agreement.

(b) The Obligors shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment, including Lenders’ reasonable out of pocket legal fees and costs, pursuant to Section 12.03(a)(i)(z) of the Loan Agreement.

(c) The representations and warranties in Section 4 shall be true and correct on the date hereof, and on the first date on which the conditions set forth in Sections 3(a) and (b) shall have been satisfied.

SECTION 4 Representations and Warranties; Reaffirmation.

(a) Each Obligor hereby represents and warrants to each Lender as follows:

(i) Such Obligor has full power, authority and legal right to make and perform this Amendment. This Amendment is within such Obligor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by such Obligor and constitutes legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Amendment (x) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (y) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of such Obligor and its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (z) will not violate or result in an event of default under any material indenture, agreement or other instrument binding upon such Obligor and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii) No Default has occurred or is continuing or will result after giving effect to this Amendment.

(iii) The representations and warranties made by or with respect to such Obligor in Section 7 of the Loan Agreement are true in all material respects, except that (A) such representations and warranties that refer to a specific earlier date were true in all material respects on such earlier date, and (B) such representations and warranties do not take into account any changes that may be made to the schedules pursuant to Section 4(c) below.

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(iv) There has been no Material Adverse Effect since the date of the Loan Agreement, other than any Material Adverse Effect that has been communicated prior to the date hereof to any Lender in its role as a Board Observer or director on the Board of Directors of the Borrower.

(b) Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

(c) The Borrower has previously provided the Lenders updated versions of the schedules of the Loan Agreement that are permitted to be updated pursuant to Section 7.20 of the Loan Agreement. If such revised schedules are not current to a material extent on the effective date of this Amendment, each Obligor shall update, in accordance with Section 7.20 of the Loan Agreement, such schedules within 30 days after the date hereof. Notwithstanding Section 7.20 of the Loan Agreement or any other provision of the Loan Documents to the contrary, any such updates shall be in form and substance satisfactory to the Lenders. Any failure to comply with this post-closing covenant shall constitute an immediate Event of Default.

SECTION 5 Governing Law; Submission To Jurisdiction; Waiver Of Jury Trial.

(a) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b) Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 5 is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

(c) Waiver of Jury Trial. Each Obligor and each Lender hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any suit, action or proceeding arising out of or relating to this Amendment, the other Loan Documents or the transactions contemplated hereby or thereby.

SECTION 6 Miscellaneous.

(a) No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as

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expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents (including, without limitation, all such rights, privileges and remedies with respect to any Default, Event of Default or Material Adverse Effect, whether communicated or not to the Lenders or Agent). Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

(b) Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c) Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d) Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(f) Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER

DECIPHER BIOSCIENCES, INC.

By	/s/ Brent Vetter
	Name:	Brent Vetter
	Title:	Chief Financial Officer

Address for Notices:

10355 Science Center Drive, Suite 240
San Diego, CA 92121

Tel: 888.792.1601 with a copy by email: notices@genomedx.com

SUBSIDIARY GUARANTOR

GENOMEDX BIOSCIENCES CORP.

By	/s/ Brent Vetter
	Name:	Brent Vetter
	Title:	Chief Financial Officer

Address for Notices:

10355 Science Center Drive, Suite 240
San Diego, CA 92121

Tel: 888.792.1601 with a copy by email: notices@genomedx.com

[Signature Page to Amendment Agreement]

THE LENDERS

CRG PARTNERS III – PARALLEL FUND “A” L.P.
By CRG PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner
By CRG PARTNERS III – PARALLEL FUND “A” GP LLC, its General Partner

By:	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CRG PARTNERS III
By CRG PARTNERS III GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner

By:	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

CRG PARTNERS III (CAYMAN) UNLEV AIV I L.P.
By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By:	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

Witness:	/s/ Nicole Nesson
Name:	Nicole Nesson

CRG PARTNERS III (CAYMAN) LEV AIV I L.P.

By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By:	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

[Signature Page to Amendment Agreement]

Witness:	/s/ Nicole Nesson
Name:	Nicole Nesson

CRG PARTNERS III – PARALLEL FUND“B” (CAYMAN) L.P.

By: CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By: CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By:	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

Witness:	/s/ Nicole Nesson
Name:	Nicole Nesson

[Signature Page to Amendment Agreement]

AGENT

CRG SERVICING LLC, as Agent

By	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

[Signature Page to Amendment Agreement]

ANNEX A

Schedule 1

to Term Loan Agreement

COMMITMENTS

Lender	Commitment	Proportionate Share
CRG Partners III L.P.	$4,188,411.86	13.96%
CRG Partners III (Cayman) Unlev AIV I L.P.	$819,181.50	2.73%
CRG Partners III–Parallel Fund“A” L.P.	$2,560,325.01	8.53%
CRG Partners III - Parallel Fund “B” L.P.	$12,597,392.76	41.99%
CRG Partners III (Cayman) Lev AIV I L.P.	$9,834,688.87	32.78%
TOTAL	$30,000,000.00	100%

Execution Version

AMENDMENT AGREEMENT NO. 15

THIS AMENDMENT AGREEMENT NO. 15 (this “Amendment”), dated as of March 6, 2020, is made among Decipher Biosciences, Inc., a company incorporated in Delaware and formerly known as GenomeDx Inc., a company incorporated in Delaware and formerly known as GenomeDx Biosciences Inc., a company incorporated in British Columbia, Canada (the “Borrower”), the Subsidiary Guarantor listed on the signature pages hereof under the heading “SUBSIDIARY GUARANTOR” (the “Subsidiary Guarantor”, and together with the Borrower, each an “Obligor” and, collectively, the “Obligors”), the Lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”) and CRG SERVICING LLC, as administrative and collateral agent for the Lenders (in such capacity, the “Agent”).

The Obligors, the Agent and the Lenders are parties to that certain Term Loan Agreement, dated as of September 23, 2015 (as amended, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Loan Agreement”).

The Borrower and the Agent are parties to that certain Fee Letter, dated as of December 26, 2017 (as amended, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Fee Letter”).

An Event of Default may have occurred and be continuing pursuant to Section 11.01(d) of the Loan Agreement as a result of the Borrower’s failure to provide written notice to the Lenders pursuant to Section 8.02(a) of the Loan Agreement regarding the occurrence a Default resulting from the name change of GenomeDx Biosciences Corp. to Decipher Corp. on April 30, 2019 in violation of Section 4.07 of the Security Agreement (the “Specified Default”).

The parties hereto desire to amend the Loan Agreement and the Fee Letter and waive the Specified Default, in each case, on the terms and subject to the conditions set forth herein.

Accordingly, the parties hereto agree as follows:

SECTION 1 Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendments to Loan Agreement. Subject to Section 5, the Loan Agreement is hereby amended as follows:

(a) Section 1.01 of the Loan Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

“Amendment No. 15 Effective Date” means March 6, 2020.

“Specified Loans” means (a) those certain Loans made on December 2, 2019 in the aggregate original principal amount of $5,000,000, (b) if borrowed, those certain Loans made in the Borrowing occurring on or after the Amendment No. 15 Effective Date pursuant to Section 6.05 and (c) if borrowed, those certain Loans made in the Borrowing occurring after the Amendment No. 15 Effective Date pursuant to Section 6.06.

(b) The definition of “Commitment” in Section 1.01 of the Loan Agreement is hereby amended by replacing the text “The aggregate Commitments on the date hereof equal $25,000,000” where is appears therein with the text “The aggregate Commitments on the Amendment No. 15 Effective Date equal $37,000,000 (for purposes of clarity, $30,000,000 of which has been borrowed prior to the Amendment No. 15 Effective Date)”.

(c) The definition of “Commitment Period” in Section 1.01 of the Loan Agreement is hereby amended by replacing the text “December 31, 2019” where is appears therein with the text “March 6, 2021”.

(d) The definition of “PIK Period” in Section 1.01 of the Loan Agreement is hereby amended and restated to read, in its entirety, as follows:

“PIK Period” means the period beginning on the first Borrowing Date through and including the earlier to occur of (a) the Payment Date immediately preceding the Maturity Date, and (b) the date on which any Default shall have occurred (provided, that if such Default shall have been cured or waived, the PIK Period shall resume until the earlier to occur of the next Default and the Payment Date immediately preceding the Maturity Date).

(e) The definition of “Prepayment Premium” in Section 1.01 of the Loan Agreement is hereby amended by replacing the text “if the prepayment occurs” where it appears therein with the text “if the prepayment (which, in the case of a payment in full or in part of a Specified Loan, shall be deemed to include a payment on the Stated Maturity Date) occurs”.

(f) The definition of “Redemption Date” in Section 1.01 of the Loan Agreement is hereby amended and restated to read, in its entirety, as follows:

“Redemption Date” means, as the context may require, (a) the Payment Date on which an optional prepayment is made pursuant to Section 3.03(a), (b) the date of an Asset Sale or Change of Control in connection with which a prepayment pursuant to Section 3.03(b), (c) the date mandated by a Requirement of Law as described in Section 5.02(b), (d) in the event that Loans become due and payable prior to the Stated Maturity Date for any reason not related to the foregoing clauses (a) through (c) (other than by reason of the Loans becoming due and payable pursuant to an Acceleration), the date on which a prepayment is due, and (e) with respect to a Specified Loan, the Stated Maturity Date.

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(g) The definition of “Redemption Price” in Section 1.01 of the Loan Agreement is hereby amended and restated to read, in its entirety, as follows:

“Redemption Price” means an amount equal to the aggregate principal amount of the Loans being prepaid (which, in the case of a payment in full or in part of a Specified Loan, shall be deemed to include a payment on the Stated Maturity Date) plus the Prepayment Premium plus any accrued but unpaid interest and any fees then due and owing (including the Back-End Facility Fee).

(h) The definition of “Stated Maturity Date” in Section 1.01 of the Loan Agreement is hereby amended and restated to read, in its entirety, as follows:

“Stated Maturity Date” means the twenty-fourth (24th) Payment Date following the first Borrowing Date; provided, that if a Qualified IPO that raises more than $25,000,000 of gross proceeds at a pre-money valuation of more than $80,000,000 shall have occurred prior to the twenty-fourth (24th) Payment Date, then the Stated Maturity Date shall be automatically extended to the twenty-sixth (26th) Payment Date.

(i) The Loan Agreement is hereby amended by adding a new Section 1.05 thereof to read, in its entirety, as follows:

1.05 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

(j) Section 2.01 of the Loan Agreement is hereby amended by replacing the text “four” where it appears therein with the text “six”.

(k) Section 3.01 of the Loan Agreement is hereby amended by adding a new clause (c) thereof to read, in its entirety, as follows:

(c) Specified Loans. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, any repayment of a Specified Loan on the Stated Maturity Date must be accompanied by the applicable Prepayment Premium and Back-End Facility Fee with respect thereto.

(l) The Loan Agreement is hereby amended by adding new Sections 6.05 and 6.06 thereof to read, in their respective entireties, as follows:

6.05 Conditions to Fifth Borrowing. The obligation of each Lender to make a Loan as part of a fifth Borrowing is subject to the following conditions precedent:

(a) Borrowing Date. Such Borrowing shall occur on or prior to March 26, 2020.

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(b) Amount of Borrowing. The amount of such Borrowing shall be at Borrower’s option and shall be up to $2,000,000.

6.06 Conditions to Sixth Borrowing. The obligation of each Lender to make a Loan as part of a sixth Borrowing is subject to the following conditions precedent:

(a) Borrowing Date. Such Borrowing shall occur on or prior to March 6, 2021.

(b) Amount of Borrowing. The amount of such Borrowing shall be at Borrower’s option and shall be up to $5,000,000.

(m) Section 10.02 of the Loan Agreement is hereby amended by (i) deleting the text “and” where it appears at the end of clause (d) thereof, (ii) amending and restating clause (e) thereof to read, in its entirety, as follows and (iii) adding a new clause (f) thereof to read, in its entirety, as follows:

(e) during the twelve month period beginning on January 1, 2020, of at least $30,000,000; and

(f) during the twelve month period beginning on January 1, 2021, and during each twelve month period thereafter beginning on January 1 of each such period, of at least $36,000,000.

(n) Section 12.22(a) of the Loan Agreement is hereby amended by replacing the text “regardless of the circumstances causing any related payment prior to the Stated Maturity Date” where it appears therein with the text “regardless of the circumstances causing any related payment prior to (or, in the case of a payment on a Specified Loan, on or prior to) the Stated Maturity Date”.

(o) Section 12.22(c) of the Loan Agreement is hereby amended by replacing the text “upon repayment on any Redemption Date prior to the Stated Maturity Date” where it appears therein with the text “upon repayment on any Redemption Date prior to (or, in the case of a repayment on a Specified Loan, on or prior to) the Stated Maturity Date”.

(p) Section 12.22 of the Loan Agreement is hereby amended by adding a new clause (d) thereof to read, in its entirety, as follows:

(d) Notwithstanding anything to the contrary in this Agreement or any other Loan Document (but subject to Section 2.07 and Section 10.03), the parties hereto acknowledge and agree that each payment of a Specified Loan (including a payment in full or in part on the Stated Maturity Date) must be accompanied by the applicable Prepayment Premium and Back-End Facility Fee with respect thereto.

(q) Schedule 1 to the Loan Agreement is hereby amended and restated in its entirety to read as set forth on Annex A attached hereto.

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(r) Annex B of Exhibit E of the Loan Agreement is hereby amended by replacing line II.F and the immediately following line thereof with the following:

F.	Revenues during the twelve month period beginning on January 1, 2020

	[Is line II.F equal to or greater than $30,000,000?	Yes: In compliance No: Not in compliance] [1]

G.	Revenues during the twelve month period beginning on January 1, 2021 and during each twelve month period thereafter beginning on January 1 of such period

	[Is line II.G equal to or greater than $36,000,000?	Yes: In compliance No: Not in compliance] [2]

SECTION 3 Amendment to Fee Letter. Subject to Section 5, the Fee Letter is hereby amended by amending and restating Section 2 thereof to read, in its entirety, as follows:

2. Back-End Facility Fee. On the earlier of (i) the Maturity Date and (ii) the date the Loans become due and payable in full for any other reason (including, without limitation, Borrower’s exercise of an optional prepayment under Section 3.03(a) of the Loan Agreement, the requirement of a mandatory prepayment under Section 3.03(b) of the Loan Agreement or an acceleration upon an Event of Default), Borrower shall pay to Agent, for the account of the Lenders, an aggregate fee in an amount equal to twelve percent (12.00%) of the aggregate principal amount of the Loans advanced to Borrower (excluding any PIK Loans) (such fee, the “Back-End Facility Fee”) (less any partial payment of the Back-End Facility Fee already paid by Borrower prior to such date, in connection with the partial prepayment of the Loans, as described in the next sentence). Notwithstanding the foregoing, if Borrower makes a partial prepayment of the Loans through the exercise of an optional prepayment under Section 3.03(a) of the Loan Agreement or a partial mandatory prepayment pursuant to Section 3.03(b)(i) of the Loan Agreement, Borrower shall pay on such date of prepayment, to Agent for the account of the Lenders, the Back-End Facility Fee due for the Loans (excluding any PIK Loans) prepaid on such date. The Back-End Facility Fee shall be distributed by Agent to the Lenders pro rata in respect of the Loans owing to each such Lender on such date.

[1]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2020 pursuant to Section 8.01(b) of the Loan Agreement.
[2]	Include bracketed entry only on the Compliance Certificate to be delivered within 180 days of the end of 2021 or any subsequent calendar year pursuant to Section 8.01(b) of the Loan Agreement.

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SECTION 4 Waiver. Subject to Section 5, the Lenders hereby waive the Specified Default and any implementation of the Post-Default Rate solely as a result of the Specified Default. The above shall not modify or affect the Obligors’ obligations to comply fully with the terms of the Loan Agreement or any other duty, term, condition or covenant contained in the Loan Agreement or any other Loan Document in the future. This is a limited, one-time waiver and, except as expressly set forth herein, shall not be deemed to: (a) constitute a waiver of any other Default, Event of Default or any other breach of the Loan Agreement or any of the other Loan Documents, whether now existing or hereafter arising, (b) constitute a waiver of any right or remedy of the Agent or any Lender under the Loan Documents which does not arise as a result of the Specified Default (all such rights and remedies being expressly reserved by the Agent and the Lenders), or (c) establish a custom or course of dealing or conduct between Agent and the Lenders, on the one hand, and the Obligors, on the other hand. The foregoing waiver shall not be deemed to constitute a consent to any other act, omission or any breach of the Loan Agreement or any of the other Loan Documents.

SECTION 5 Conditions of Effectiveness. Sections 2, 3 and 4 are effective, subject to the satisfaction of the following conditions precedent:

(a) The Obligors, all of the Lenders and the Agent shall have duly executed and delivered this Amendment.

(b) Each Obligor shall have delivered to the Agent (i) certified copies of the constitutive documents of such Obligor and (ii) resolutions of the board of directors (or shareholders, if applicable) of such Obligor authorizing the making and performance by it of this Amendment and the other Loan Documents to which it is a party, in each case certified by an officer of such Obligor to be true and correct as of the date hereof and in form and substance satisfactory to the Agent.

(c) The Agent shall have received certificates of good standing (or equivalent) from the state or other jurisdiction of organization or formation of each Obligor as of a recent date.

(d) The Obligors shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment, including Lenders’ reasonable out of pocket legal fees and costs, pursuant to Section 12.03(a)(i)(z) of the Loan Agreement.

(e) The representations and warranties in Section 6 shall be true and correct on the date hereof, and on the first date on which the conditions set forth in Sections 5(a), (b), (c) and (d) shall have been satisfied.

SECTION 6 Representations and Warranties; Reaffirmation.

(a) Each Obligor hereby represents and warrants to Agent and each Lender as follows:

(i) Such Obligor has full power, authority and legal right to make and perform this Amendment. This Amendment is within such Obligor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by such Obligor and constitutes legal, valid and binding obligations of such Obligor, enforceable against such Obligor in

6

accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (B) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Amendment (x) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (y) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of such Obligor and its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (z) will not violate or result in an event of default under any material indenture, agreement or other instrument binding upon such Obligor and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii) No Default has occurred or is continuing or will result after giving effect to this Amendment.

(iii) The representations and warranties made by or with respect to such Obligor in Section 7 of the Loan Agreement are true in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to Material Adverse Effect), except that (A) such representations and warranties that refer to a specific earlier date were true in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to Material Adverse Effect) on such earlier date, and (B) such representations and warranties do not take into account any changes that may be made to the schedules pursuant to Section 6(c) below.

(iv) There has been no Material Adverse Effect since the date of the Loan Agreement, other than any Material Adverse Effect that has been communicated prior to the date hereof to any Lender in its role as a board observer or director on the board of directors of the Borrower.

(b) Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

(c) The Borrower has previously provided the Lenders updated versions of the schedules of the Loan Agreement that are permitted to be updated pursuant to Section 7.20 of the Loan Agreement. If such revised schedules are not current to a material extent on the effective date of this Amendment, each Obligor shall update, in accordance with Section 7.20 of the Loan Agreement, such schedules within thirty (30) days after the date hereof. Notwithstanding Section 7.20 of the Loan Agreement or any other provision of the Loan Documents to the contrary, any such updates shall be in form and substance satisfactory to the Lenders. Any failure to comply with this post-closing covenant shall constitute an immediate Event of Default.

7

SECTION 7 Governing Law; Submission To Jurisdiction; Waiver Of Jury Trial.

(a) Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 7 is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

(c) Waiver of Jury Trial. Each Obligor and each Lender hereby irrevocably waives, to the fullest extent permitted by applicable Law, any and all right to trial by jury in any suit, action or proceeding arising out of or relating to this Amendment, the other Loan Documents or the transactions contemplated hereby or thereby.

SECTION 8 Miscellaneous.

(a) No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement, the Fee Letter or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents (including, without limitation, all such rights, privileges and remedies with respect to any Default, Event of Default or Material Adverse Effect, whether communicated or not to the Lenders or Agent). Except as amended hereby, the Loan Agreement, the Fee Letter and the other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement or the Fee Letter shall be deemed to be references to the Loan Agreement or the Fee Letter, as applicable, as amended hereby.

(b) Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c) Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d) Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

8

(e) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(f) Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

(g) Reallocation of Loans and Commitments. On the date of this Amendment, the Agent and the Lenders shall reallocate the outstanding Loans and Commitments such that, after giving effect thereto, each Lender holds its Proportionate Share of the aggregate outstanding principal amount of each Loan and the Commitments. For the avoidance of doubt, such reallocation may require the reallocation of Loans and/or Commitments from one Lender to another Lender. In connection with any such reallocation, the applicable Lender or Lenders will fund such amounts up to their respective shares of the Loans, as applicable, being reallocated and the Agent shall remit to any applicable Lenders its applicable portion of such funded amount if necessary to give effect to the reallocation of the Loans, as applicable.

[Remainder of page intentionally left blank]

9

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER

DECIPHER BIOSCIENCES, INC.

By	/s/ Brent Vetter
	Name:	Brent Vetter
	Title:	Chief Financial Officer

Address for Notices:

6925 Lusk Blvd., Suite 200
San Diego, CA 92121

Tel: 888.792.1601
with a copy by email: notices@genomedx.com

SUBSIDIARY GUARANTOR

DECIPHER CORP.

By	/s/ Brent Vetter
	Name:	Brent Vetter
	Title:	Chief Financial Officer

Address for Notices:

6925 Lusk Blvd., Suite 200
San Diego, CA 92121

Tel: 888.792.1601
with a copy by email: notices@genomedx.com

[Signature Page to Amendment Agreement No. 15]

LENDERS

CRG PARTNERS III – PARALLEL
FUND “A” L.P.
By CRG PARTNERS III – PARALLEL FUND
“A” GP L.P., its General Partner
By CRG PARTNERS III – PARALLEL FUND
“A” GP LLC, its General Partner

	By:	/s/ Nathan Hukill
	Name:	Nathan Hukill
	Title:	Authorized Signatory

CRG PARTNERS III
By CRG PARTNERS III GP L.P., its General
Partner
By CRG PARTNERS III GP LLC, its
General Partner

	By:	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

CRG PARTNERS III (CAYMAN)
UNLEV AIV I L.P.
By CRG PARTNERS III (CAYMAN) GP L.P.,
its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC,
its General Partner

	By:	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

Witness:	/s/ Nicole Nesson
Name:	Nicole Nesson

[Signature Page to Amendment Agreement No. 15]

CRG PARTNERS III (CAYMAN) LEV AIV I L.P.

By CRG PARTNERS III (CAYMAN) GP L.P.,
its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC,
its General Partner

	By:	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

Witness:	/s/ Nicole Nesson
Name:	Nicole Nesson

CRG PARTNERS III – PARALLEL FUND“B”
(CAYMAN) L.P.
By: CRG PARTNERS III (CAYMAN) GP
L.P., its General Partner
By: CRG PARTNERS III (CAYMAN) GP
LLC, its General Partner

	By:	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

Witness:	/s/ Nicole Nesson
Name:	Nicole Nesson

CRG ISSUER 2017-1
By: CRG SERVICING LLC, acting by power of
attorney

	By:	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

[Signature Page to Amendment Agreement No. 15]

AGENT

CRG SERVICING LLC, as Agent

By	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

[Signature Page to Amendment Agreement No. 15]

ANNEX A

Schedule 1

to Term Loan Agreement

COMMITMENTS

Lender	Commitment	Proportionate Share
CRG ISSUER 2017-1	$26,620,493.49	71.95%
CRG Partners III L.P.	$977,296.10	2.65%
CRG Partners III (Cayman) Unlev AIV I L.P.	$1,010,323.85	2.73%
CRG Partners III–Parallel Fund“A” L.P.	$3,157,734.18	8.53%
CRG Partners III – Parallel Fund “B” L.P.	$2,939,391.64	7.94%
CRG Partners III (Cayman) Lev AIV I L.P.	$2,294,760.74	6.20%

TOTAL	$37,000,000.00	100%